UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Aegion Corporation

(Name of Registrant as Specified in its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on April 20, 2016

TO THE OWNERS OF COMMON STOCK

OF AEGION CORPORATION:

You are invited to attend Aegion Corporation’s 2016 Annual Meeting of Stockholders. The meeting will be held on April 20, 2016, at 8:30 a.m. local time at the DoubleTree by Hilton, located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017.

The purposes of this year’s meeting are:

(1)	to elect nine directors;

(2)	to consider and vote upon a proposal to approve an advisory resolution relating to executive compensation;

(3)	to approve the Aegion Corporation 2016 Employee Equity Incentive Plan;

(4)	to approve the Aegion Corporation 2016 Executive Performance Plan;

(5)	to approve the Aegion Corporation 2016 Non-Employee Director Equity Plan;

(6)	to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016; and

(7)	to transact any other business that may properly come before the meeting or any adjournment(s) of the meeting.

The Board of Directors set February 24, 2016 as the record date for the meeting. This means that if you were an owner of our common stock at the close of business on that date, you are entitled to receive notice of the meeting and vote at the meeting and any adjournment(s) of the meeting.

Whether or not you expect to attend the meeting, please vote by following the instructions on the Notice Regarding Internet Availability of Proxy Materials that you received in the mail or, if you requested or received a hard copy of the Proxy Statement, on your enclosed proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2016:

Our Proxy Statement and 2015 Annual Report are available at

www.proxyvote.com

By Order of the Board of Directors,

David F. Morris
Secretary

Chesterfield, Missouri

March 11, 2016

PROXY STATEMENT

Aegion Corporation’s Board of Directors is mailing this Proxy Statement and the proxy card, or the Notice Regarding Internet Availability of Proxy Materials (the “E-Proxy Notice”), to you to solicit proxies on its behalf to be voted at our 2016 Annual Meeting of Stockholders, and at any adjournment(s) of the meeting. The meeting will be held on April 20, 2016 at 8:30 a.m. local time at the DoubleTree by Hilton, located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017 for the purposes listed in the E-Proxy Notice and the notice accompanying this Proxy Statement.

On or about March 11, 2016, we first mailed this Proxy Statement and the proxy card, or the E-Proxy Notice, to our stockholders as of the close of business on February 24, 2016. The E-Proxy Notice contains instructions on how to access an electronic copy of our proxy materials, including this Proxy Statement and our 2015 Annual Report. The E-Proxy Notice also contains instructions on how to request a paper copy of our 2015 Annual Report, this Proxy Statement as well as a proxy card.

We will bear all costs relating to the solicitation of proxies. Proxies may be solicited by our officers, directors and regular employees personally, by mail or by telephone. We may reimburse brokers and other persons holding shares of stock in their names, or the names of their nominees, for reasonable expenses incurred in sending soliciting material to their principals.

Our executive office is located at 17988 Edison Avenue, Chesterfield, Missouri 63005.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

APRIL 20, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

www.proxyvote.com

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	1
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	3
PROPOSAL 1: ELECTION OF DIRECTORS	9
Certain Information Concerning Director Nominees	9
Vote Required for the Election of Directors	14
CORPORATE GOVERNANCE	14
Independent Directors	14
Bylaw Forum Selection Clause	15
Board Leadership Structure	15
Role of Board in Risk Oversight	16
Board Meetings and Committees	16
Corporate Governance Documents	19
REPORT OF THE AUDIT COMMITTEE	21
DIRECTOR COMPENSATION	22
Additional Information about Director Compensation	22
Stock Ownership Policy with Respect to Non-Employee Directors	23
EXECUTIVE COMPENSATION	25
COMPENSATION DISCUSSION AND ANALYSIS	25
Overview	25
Say on Pay Results and Stockholder Outreach	26
Compensation Mix	26
Pay for Performance Analysis	27
Understanding the Pay of Our Chief Executive Officer and Other Named Executive Officers	28
Key 2015 Compensation Actions	29
Key 2016 Compensation Actions	30
How We Make Executive Compensation Decisions - Philosophy and Process	30
How We Made Compensation Decisions in 2015	32
Compensation Related Policies	41
COMPENSATION COMMITTEE REPORT	44
COMPENSATION IN LAST FISCAL YEAR	45
Summary Compensation Table	45
Grants of Plan-Based Awards	46
Outstanding Equity Awards at Fiscal Year End	47
Option Exercises and Stock Vested	48
Nonqualified Deferred Compensation	48
Severance, Change in Control and Termination	49

i

Potential Post-Employment Payments as of December 31, 2015	51
INFORMATION CONCERNING CERTAIN STOCKHOLDERS	57
RELATED-PARTY TRANSACTIONS	59
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	59
PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	59
PROPOSAL 3: APPROVAL OF THE AEGION CORPORATION 2016 EMPLOYEE EQUITY INCENTIVE PLAN	62
Historic Use of Equity, Outstanding Awards and Dilution	62
Description of the 2016 Employee Plan	63
Federal Tax Consequences	66
New Plan Benefits	67
Required Vote for Approval	67
PROPOSAL 4: APPROVAL OF THE AEGION CORPORATION 2016 EXECUTIVE PERFORMANCE PLAN	68
Description of the Performance Plan	68
New Plan Benefits	71
Required Vote for Approval	71
PROPOSAL 5: APPROVAL OF THE AEGION CORPORATION 2016 NON-EMPLOYEE DIRECTOR EQUITY PLAN	72
Description of the 2016 Director Plan	72
Federal Tax Consequences	73
New Plan Benefits	73
Required Vote for Approval	74
PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	74
Independent Auditors’ Fees	74
Vote Required for Ratification of the Appointment of Independent Auditors	75
OTHER MATTERS	75
HOUSEHOLDING OF MATERIALS	76
STOCKHOLDER PROPOSALS	76
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS	77

APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

ii

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Meeting Information and Mailing of Proxy Materials

•	Date and Time:	April 20, 2016 at 8:30 a.m. (local time)
•	Location:	DoubleTree by Hilton, located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017
•	Record Date:	February 24, 2016
•	Mailing Date:	On or about March 11, 2016, we mailed the E-Proxy Notice, or this Proxy Statement and the proxy card, to our stockholders.
•	Voting:	Stockholders of record are entitled to one vote per share on each matter to be voted upon at the 2016 Annual Meeting of Stockholders.

Voting Matters and Board Recommendations

Matter	Board Recommendation	Page Reference for More Information
Election of nine directors for a term of one year or until their successors are elected and qualified	FOR each nominee	Pages 9 to 14

Advisory vote to approve Named Executive Officer compensation	FOR	Pages 59 to 61

Approval of the Aegion Corporation 2016 Employee Equity Incentive Plan	FOR	Pages 62 to 67

Approval of the Aegion Corporation 2016 Executive Performance Plan	FOR	Pages 68 to 71

Approval of the Aegion Corporation 2016 Non-Employee Director Equity Plan	FOR	Pages 72 to 74

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016	FOR	Pages 74 to 75

Board Nominees

	Director			Board Committees[1]
Name	Since	Occupation and Experience	Independent	AC	CC	CG&NC	SPFC
Stephen P. Cortinovis (Vice Chairman)	1997	Former President - Europe, Emerson Electric Co.	Yes			M	C
Christopher B. Curtis	2015	Former President & CEO, Schneider Electric, NA	Yes		M		M
Stephanie A. Cuskley	2005	CEO, The Leona M. and Harry B. Helmsley Charitable Trust	Yes	C	M
Walter J. Galvin	2014	Former CFO & Vice Chairman, Emerson Electric Co.	Yes	M		M
Charles R. Gordon	2009	President & CEO, Aegion Corporation	No				M
Juanita H. Hinshaw	2000	President & CEO, H&H Advisors	Yes	M	C
M. Richard Smith	2009	Board Member & Consultant, Sithe Global Power, LLC	Yes			C	M
Alfred L. Woods (Chairman)	1997	Former President & CEO, Woods Group, LLC	Yes	Ex Officio Member of All Standing Committees
Phillip D. Wright	2011	Former President & CEO, Williams Energy Services, Inc.	Yes		M		M

C = Chair; M = Member

[1]	AC = Audit Committee; CC = Compensation Committee; CG&NC = Corporate Governance and Nominating Committee; SPFC = Strategic Planning and Finance Committee

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Who may vote?

You may vote if you owned shares of our common stock at the close of business on February 24, 2016, the record date for our 2016 Annual Meeting of Stockholders. You are entitled to one vote for each share you owned on that date for each director to be elected and on each other matter presented at the meeting. As of February 24, 2016, we had 35,486,756 shares of common stock, $.01 par value, outstanding. We have no class or series of voting stock outstanding other than our common stock.

A list of stockholders entitled to vote at the meeting will be available for examination at our executive office located at 17988 Edison Avenue, Chesterfield, Missouri 63005 for ten days before the 2016 Annual Meeting of Stockholders and at the Annual Meeting.

What am I voting on?

•	First, you are voting to elect nine directors. Each director, if elected, will serve a term of one year or until his or her successor has been elected and qualified.

Our Board of Directors recommends a vote “FOR” the election of each of our nominees for director.

•	Second, you are voting to approve an advisory resolution relating to executive compensation.

Our Board of Directors recommends a vote “FOR” the advisory resolution relating to executive compensation.

•	Third, you are voting to approve the Aegion Corporation 2016 Employee Equity Incentive Plan.

Our Board of Directors recommends a vote “FOR” the approval of the Aegion Corporation 2016 Employee Equity Incentive Plan.

•	Fourth, you are voting to approve the Aegion Corporation 2016 Executive Performance Plan.

Our Board of Directors recommends a vote “FOR” the approval of the Aegion Corporation 2016 Executive Performance Plan.

•	Fifth, you are voting to approve the Aegion Corporation 2016 Non-Employee Director Equity Plan.

Our Board of Directors recommends a vote “FOR” the approval of the Aegion Corporation 2016 Non-Employee Director Equity Plan.

•	Sixth, you are voting to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016.

•	In addition, you may vote on other business, if it properly comes before the meeting, or any adjournment(s) of the meeting.

How do I vote?

•

By Telephone or Internet: You can vote by telephone or Internet by following the instructions included on the E-Proxy Notice that you received in the mail or, if you requested or received a hard copy of this Proxy Statement, on the enclosed proxy card.

•

By Written Proxy: If you requested or received a hard copy of this Proxy Statement, you can vote by written proxy by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you sign and return the enclosed proxy card, the shares represented by the proxy will be voted in accordance with the terms of the proxy, unless you subsequently revoke your proxy.

•	In Person: If you are a record stockholder, you can vote in person at the meeting.

What is a record stockholder and what is the difference between a record stockholder and a stockholder who holds shares in street name?

•	If your shares are registered in your name, you are a record stockholder.

•	If your shares are in the name of your broker or bank, or their nominee, your shares are held in street name.

How many votes are required to elect directors?

Directors are elected by the majority of votes cast, unless the election is contested where the number of director nominees exceeds the number of directors to be elected. The election of directors at the 2016 Annual Meeting of Stockholders is not a contested election. That means that for a director to be elected, the number of shares voted “FOR” a director must exceed the aggregate number of votes “WITHHELD” from that director. A summary of our majority voting standard appears under the heading “Proposal 1: Election of Directors - Vote Required for the Election of Directors” beginning on page 9 of this Proxy Statement.

How many votes are needed to approve the advisory resolution relating to executive compensation?

Approval of the advisory resolution relating to executive compensation requires the affirmative vote of a majority of the shares of our common stock cast on the proposal.

How many votes are needed to approve the Aegion Corporation 2016 Employee Equity Incentive Plan?

Approval of the Aegion Corporation 2016 Employee Equity Incentive Plan requires the affirmative vote of a majority of the shares of our common stock cast on the proposal.

How many votes are needed to approve the Aegion Corporation 2016 Executive Performance Plan?

Approval of the Aegion Corporation 2016 Executive Performance Plan requires the affirmative vote of a majority of the shares of our common stock cast on the proposal.

How many votes are needed to approve the Aegion Corporation 2016 Non-Employee Director Equity Plan?

Approval of the Aegion Corporation 2016 Non-Employee Director Equity Plan requires the affirmative vote of a majority of the shares of our common stock cast on the proposal.

How many votes are required to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2016?

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the shares of our common stock cast on the proposal.

What if other matters are voted on at the 2016 Annual Meeting of Stockholders?

If any other matters are properly presented at the 2016 Annual Meeting of Stockholders for consideration, the persons named as proxies in the enclosed proxy card (if you requested or received a hard copy of this Proxy Statement) will have the discretion to vote on those matters for you. Approval of any other matter requires the affirmative vote of a majority of the shares of our common stock cast on such matter. At the date we mailed the E-Proxy Notice or this Proxy Statement, our Board of Directors did not know of any other matter to be raised at the 2016 Annual Meeting of Stockholders.

What does it mean if I receive more than one E-Proxy Notice or proxy card?

If you hold your shares in more than one account name, you will receive an E-Proxy Notice or a proxy card for each account. To ensure that all of your shares are voted, please follow the instructions on each E-Proxy Notice or proxy card that you receive.

Can I revoke my proxy?

Yes. You can revoke your proxy by:

•	writing to the attention of our Corporate Secretary at 17988 Edison Ave., Chesterfield, Missouri 63005 prior to the date of the 2016 Annual Meeting of Stockholders;

•

voting by telephone or internet on a later date, or delivering a later-dated proxy card, if you requested or received a hard copy of this Proxy Statement, prior to or at the 2016 Annual Meeting of Stockholders; or

•	voting in person at the 2016 Annual Meeting of Stockholders.

What is the record date and what does it mean?

The record date for the 2016 Annual Meeting of Stockholders is February 24, 2016. The record date is set by our Board of Directors, as required by Delaware law. Stockholders at the close of business on the record date are entitled to:

•	receive notice of the meeting; and

•	vote at the meeting, or at any adjournment(s) of the meeting.

What if I do not specify my vote when I return my proxy card?

If you received a hard copy of this Proxy Statement, you should specify your choice for each proposal on the enclosed proxy card. If no specific instructions are given, proxy cards that are signed and returned will be voted “FOR” the election of the director nominees named in this Proxy Statement, “FOR” the approval of the advisory resolution relating to executive compensation, “FOR” the approval of the Aegion Corporation 2016 Employee Equity Incentive Plan, “FOR” the approval of the Aegion Corporation 2016 Executive Performance Plan, “FOR” the approval of the Aegion Corporation 2016 Non-Employee Director Equity Plan and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016.

How are broker non-votes and abstentions counted?

Broker “non-votes” will not be counted as present for the purpose of determining the presence of a quorum unless these shares are voted on at least one matter presented at the 2016 Annual Meeting of Stockholders. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee:

•	has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and

•	does not have discretionary voting power on the matter.

Brokers are subject to New York Stock Exchange (“NYSE”) rules with respect to their ability to vote shares held by them for the benefit of other persons. The NYSE rules direct that, if you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instruction. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (the latter are treated as “broker non-votes”). Proposal 6 is the only proposal that may be considered discretionary.

Broker non-votes will not be considered as either a vote cast for or withheld from a director nominee and thus will have no effect on the vote for director nominees. Proposals 2, 3, 4 and 5 require the affirmative vote of the majority of shares cast on the proposal and, therefore, a broker non-vote will have no effect on the votes of these proposals.

Abstentions will be counted as present for the purpose of determining the presence of a quorum for transacting business at the 2016 Annual Meeting of Stockholders. A stockholder has no ability to abstain in the election of directors. Proposals 2, 3, 4 and 5 require an affirmative vote of a majority of shares cast on the proposal and, pursuant to our By-Laws, an abstention will have no effect on the votes on these proposals.

How many votes must be present to conduct business at the 2016 Annual Meeting of Stockholders?

Our By-Laws require that a quorum must be present to conduct business at the 2016 Annual Meeting of Stockholders. To constitute a quorum, a majority of the outstanding shares of our common stock must be represented, in person or by proxy, at the 2016 Annual Meeting of Stockholders. The treatment of broker non-votes and abstentions with regard to determining a quorum is discussed above.

Why did I receive the E-Proxy Notice and not the printed proxy materials?

We are pleased to continue using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders an E-Proxy Notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the E-Proxy Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the E-Proxy Notice. In addition, the E-Proxy Notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis. Employing this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Why did I not receive the E-Proxy Notice in the mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the E-Proxy Notice. In addition, we are providing the E-Proxy Notice by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on your E-Proxy Notice.

What if I still prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost by selecting from one of the three options below. You will need the information on the E-Proxy Notice that is printed in the box marked by the arrow.

•	By INTERNET at www.proxyvote.com;

•	By TELEPHONE, toll-free at 1-800-579-1639; or

•	By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box next to the arrow from your E-Proxy Notice in the subject line. No other information is necessary.

Can I request to receive my materials by e-mail rather than receive an E-Proxy Notice?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future copies by e-mail, go to www.proxyvote.com and follow the electronic delivery enrollment instructions. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

Please note that you MAY NOT USE YOUR E-Proxy Notice to vote your shares; it is NOT a form for voting. If you send the E-Proxy Notice back, your vote will not count.

For more information about the E-Proxy Notice, please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

PROPOSAL 1: ELECTION OF DIRECTORS

At our 2016 Annual Meeting of Stockholders, stockholders will elect nine directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board of Directors is currently comprised of nine directors. Our Board of Directors is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the nine nominees listed under “Certain Information Concerning Director Nominees” below.

Each director nominee named below is presently serving as a director of our Company. All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board, based on the recommendation of our Corporate Governance and Nominating Committee, to stand for election in the nominee’s place. If no other person is so nominated, the shares will be voted only for the remaining nominees.

Certain Information Concerning Director Nominees

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

STEPHEN P. CORTINOVIS

Director since 1997

Age 66

Mr. Cortinovis has been a co-owner of Lasco Foods, Inc., a privately-held food services industry manufacturer and distributor, since 2005. He was a partner in Bridley Capital Partners from 2001 until 2007. Previously, he was President - Europe of Emerson Electric Co. from 1995 until 2001 and held various other executive positions at Emerson Electric Co. from 1977 to 1995. Mr. Cortinovis also serves on the Boards of Directors of Plexus Corp., a publicly-held company, and Lasco Foods, Inc.

Chair of our Strategic Planning and Finance Committee and member of our Corporate Governance and Nominating Committee.

CHRISTOPHER B. CURTIS

Director since 2015

Age 58

From August 2014 until December 2014, Mr. Curtis served as Interim Chief Executive Officer and President of Industry Data Exchange Association (“IDEA”), a joint venture of the National Electrical Manufacturers Association and the National Association of Electrical Distributors. From 2008 until 2013, Mr. Curtis served as President and Chief Executive Officer of Schneider Electric, NA (“Schneider”), an energy management company. Mr. Curtis joined Schneider in 1993 and over the next fifteen years served in various roles, including President of Schneider’s Canadian operation, Senior Vice President of Sales and Services and President of U.S. operations. Following his retirement, Mr. Curtis continues to serve as a senior corporate advisor to Schneider. Mr. Curtis currently serves as Chairman of IDEA, as non-executive Chairman of Munters AB, a privately-held Swedish supplier of energy efficient air treatment solutions, and on the Boards of Directors of Kimball Electronics, Inc., a publicly-held company, and S&C Electric Company, a private company. In 2014, he also served as the Chairman of the National Electrical Manufacturers Association.

Member of our Compensation Committee and our Strategic Planning and Finance Committee.

STEPHANIE A. CUSKLEY

Director since 2005

Age 55

Ms. Cuskley has served since late 2015 as the Chief Executive Officer of the Leona M. and Harry B. Helmsley Charitable Trust, which aspires to improve lives by supporting exceptional efforts in the U.S. and around the world in health, select place-based initiatives, education and human services. Previously, from 2009 until late 2015, she was Chief Executive Officer of NPower, a national nonprofit mobilizing the tech community and providing individuals, nonprofits and schools opportunities to build tech skills and achieve their potential. Prior to NPower, Ms. Cuskley was an investment banker, most recently with JP Morgan Chase.

Chair of our Audit Committee and member of our Compensation Committee.

WALTER J. GALVIN

Director since 2014

Age 69

Mr. Galvin served as a consultant to Emerson Electric Co. (“Emerson Electric”), an electrical and electronic manufacturer, from February 2013 to September 2015 and served as Emerson Electric’s Vice Chairman from October 2009 to February 2013. He served as Emerson Electric’s Chief Financial Officer from 1993 until February 2010. He served as a management member of Emerson Electric’s Board of Directors from 2000 to February 2013. Mr. Galvin currently serves as a senior advisor to Irving Place Capital, a private equity firm, and on the Boards of Directors of Ameren Corporation, a publicly-held company, and Alpha Packaging, a privately-held company.

Member of our Audit Committee and our Corporate Governance and Nominating Committee.

CHARLES R. GORDON

Director since 2009

Age 58

Mr. Gordon has been our President and Chief Executive Officer since October 2014 and served as our interim Chief Executive Officer from May 2014 to October 2014. Previously, Mr. Gordon served as the Chief Executive Officer of Natural Systems Utilities, LLC, a distributed water infrastructure company, from February 2014 until being appointed our interim Chief Executive Officer in May 2014. Prior to Natural Systems Utilities, Mr. Gordon was President and Chief Operating Officer of Nuverra Environmental Solutions, Inc., a holding company formerly known as Heckmann Corporation that buys and builds companies in the water sector, from October 2010 until October 2013. Mr. Gordon was President and Chief Executive Officer of Siemens Water Technologies, a business unit of Siemens AG, a world leader in products, systems and services for water and wastewater treatment for industrial, institutional and municipal customers, from 2008 to 2010. Previously, Mr. Gordon served as Executive Vice President of the Siemens Water & Wastewater Systems Group from 2005 to 2008 and as Executive Vice President of the Siemens Water & Wastewater Services and Products Group from 2003 to 2005. His past experience also includes various management positions with US Filter Corporation and Arrowhead Industrial Water, prior to the acquisition of US Filter Corporation by the Siemens family of companies in 2004.

Member of our Strategic Planning and Finance Committee.

JUANITA H. HINSHAW

Director since 2000

Age 71

Ms. Hinshaw has been the President and Chief Executive Officer of H & H Advisors, a financial advisory company, since 2005. Previously, she was Senior Vice President and Chief Financial Officer of Graybar Electric Company, Inc., an electrical and communications distributor, from 2000 to 2005. Her past experience also includes various management positions with Monsanto Company, an agricultural company. Ms. Hinshaw also serves on the Boards of Directors of The Williams Companies, Inc., a public company, United Way of Greater St. Louis, a nonprofit organization, and Nine Network of Public Media, a nonprofit public media organization.

Chair of our Compensation Committee and member of our Audit Committee.

M. RICHARD SMITH

Director since 2009

Age 68

Mr. Smith served as a Senior Vice President of Bechtel Corporation, a provider of engineering, construction and project management services in the energy, transportation, communications, mining and oil and gas industries, and President of its Fossil Power business unit from October 2005 until his retirement in December 2007. Since then, Mr. Smith has served as a consultant to, and on the Board of Directors of, Sithe Global Power, LLC, an international power development company. Mr. Smith previously served as the Interim Chief Executive Officer of SkyFuel, Inc., a solar thermal power technology and service provider, from February through June 2010 and as a member of its Board of Directors through December 31, 2011. Mr. Smith also previously served as the Chief Executive Officer of Intergen NV, a global power generation firm, and in various management positions at affiliated Bechtel companies and at PG&E Corporation. Mr. Smith serves on the Board of Directors of McGrath Rentcorp, a publicly-held company, and previously served as a director of USEC Inc. from January 2011 to September 2014 and as Chairman of the Board of Evergreen Energy Inc. from 2009 through May 2010.

Chair of our Corporate Governance and Nominating Committee and member of our Strategic Planning and Finance Committee.

ALFRED L. WOODS

Director since 1997

Age 72

Mr. Woods has served as Chairman of our Board of Directors since 2003. Before he retired, he was the President and Chief Executive Officer of Woods Group, LLC, a management consulting company, since before 2001. Prior thereto, Mr. Woods served in various executive positions, including Chairman and Chief Executive Officer, at a number of public and private companies. Mr. Woods also serves on the Board of Directors of Clutch Mobile, Inc.

Ex officio member of all standing Board Committees.

PHILLIP D. WRIGHT

Director since 2011

Age 60

Mr. Wright’s career has spanned 35 years in the oil, natural gas and petrochemical sectors. Key roles he has held include: President and Chief Executive Officer, Williams Energy Services LLC, a production, midstream, refining, transportation & storage, and marketing enterprise, from October 2001 to November 2002; Senior Vice President and Chief Restructuring Officer, The Williams Companies, Inc., an integrated natural gas company, from November 2002 to January 2005; President, Williams Gas Pipeline Company, a gas pipeline subsidiary of The Williams Companies, Inc., from January 2005 to February 2011; and Senior Vice President - Corporate Development of The Williams Companies, Inc. from February 2011 until his retirement on April 1, 2012. Prior to joining Williams, Mr. Wright worked for 13 years for Conoco Inc., where he had roles in operations, engineering and commercial management. Mr. Wright also serves on the Board of Directors of Piedmont Natural Gas Company, a publicly-held company. Mr. Wright is a former director and chairman of the Interstate Natural Gas Association of America and a former Chairman of the Association of Oil Pipelines of America. He also is the former First Vice Chairman of the Southern Gas Association.

Member of our Compensation Committee and our Strategic Planning and Finance Committee.

Vote Required for the Election of Directors

Our By-Laws provide that for director nominees to be elected in an uncontested election, the number of shares voted “FOR” such director must exceed the aggregate number of votes “WITHHELD” from that director. Our Corporate Governance Guidelines provide that directors standing for re-election annually submit a contingent resignation in writing to the Chairman of the Corporate Governance and Nominating Committee to address majority voting in director elections. This resignation becomes effective only if the director fails to receive a sufficient number of votes for re-election at the 2016 Annual Meeting of Stockholders and our Board accepts the resignation. Our Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. A director whose resignation is being considered under this policy will not participate in the Corporate Governance and Nominating Committee’s consideration of its recommendation, if a member thereof, or in the Board’s decision, on whether to accept or reject the resignation or take such other actions.

Our Board of Directors recommends a vote “For” the election of each of the nine nominees named herein as directors.

CORPORATE GOVERNANCE

Independent Directors

Based on the findings of our Board’s Corporate Governance and Nominating Committee, our Board has determined that the following directors are “independent directors” as defined by the rules applicable to companies listed on The Nasdaq Global Select Market:

Stephen P. Cortinovis	Juanita H. Hinshaw
Christopher B. Curtis	M. Richard Smith
Stephanie A. Cuskley	Alfred L. Woods
Walter J. Galvin	Phillip D. Wright

The Nasdaq Global Select Market sets forth independence guidelines that are aimed at determining whether a director has a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independence, such as a current or past employment relationship with us, the receipt by the director or one of his or her family members of compensation in excess of $120,000 from us other than for board or committee service and commercial relationships exceeding specified dollar thresholds. Independence determinations are made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual Proxy Statement and, if a director joins the Board of Directors between annual meetings, at such time.

Our Board of Directors reviews various transactions, relationships and arrangements of individual directors in determining whether they are independent. With respect to Ms. Hinshaw, the Board considered Ms. Hinshaw’s service as a member on the Board of Directors of The Williams Companies, Inc. in connection with the commercial relationship between our Company and The Williams Companies, Inc. We provide services through our Corrosion Protection platform to The Williams Companies, Inc., an integrated natural gas company. The Board concluded this relationship did not impact the independence of Ms. Hinshaw.

No other independent directors have had any personal, financial or business relationships with us either currently or during the three-year period ended December 31, 2015.

Our independent directors meet in executive session, without management, as appropriate.

Bylaw Forum Selection Clause

Concurrent with the effectiveness of an amendment to the Delaware General Corporation Law (the “DGCL”) that expressly authorizes bylaw forum selection clauses, the Board of Directors amended and restated the By-Laws of the Company on August 1, 2015 to include a forum selection clause, and publicly filed such amended and restated By-Laws with the SEC. The forum selection clause provides generally that the Delaware Court of Chancery is the exclusive forum for any claims brought by a stockholder (including a beneficial owner) (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the Delaware General Corporation Law confers jurisdiction upon the Delaware Court of Chancery. The Board adopted this clause because it believes it to be in the best interests of the Company and its stockholders. This clause is intended to benefit the Company and its stockholders in significant part by directing litigation to a single Delaware court, which will apply its own state law with a well-established body of precedent, thereby reducing the risk and expense of concurrent, multi-jurisdictional litigation, saving Company resources (money and management attention) and leading to a single, more predictable outcome in litigation involving corporate governance and internal affairs. The clause does not preclude any type of litigation against the Company, its officers or directors; it simply channels certain litigation to a single, experienced court to enable a more efficient and effective resolution of disputes tied to Delaware. The amended and restated By-Laws also make clear that the Board may, under certain circumstances, waive the forum selection clause if it determines that it is in the best interests of stockholders

Board Leadership Structure

Our Chairman of the Board position is a non-executive position. Our Board separated the positions of Chairman of the Board and Chief Executive Officer in July 2003. Alfred L. Woods has served as our Chairman since July 2003.

Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. Our Board believes that having separate positions, with an independent non-executive director serving as Chairman, is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.

Our Chairman is responsible for the smooth functioning of our Board, enhancing its effectiveness. Our Chairman guides the processes of our Board, setting the agenda for, and presiding at, Board meetings. Our Chairman also presides at stockholder meetings and ensures that directors receive appropriate information from our Company to fulfill their responsibilities.

Our Chairman is an ex officio member of each standing Board committee, providing guidance and, like all directors, taking an active role in evaluating our executive officers.

Our Chairman acts as a regular liaison between our Board and our executive management, consulting regularly with our executives over business matters and providing our executives with immediate consultation and advice on material business decisions that require prompt reflection or policy interpretation.

Pursuant to our Board’s delegation of authority policy, certain approval authorizations have been delegated to our Chairman. Any approvals made by the Chairman are then reported to our full Board at its next regularly scheduled meeting.

On June 27, 2013, the Board appointed Mr. Cortinovis to serve as Vice Chairman of the Board. As Vice Chairman, Mr. Cortinovis assists the Chairman in the performance of his duties.

Role of Board in Risk Oversight

Our Board of Directors has responsibility for the oversight of risk management. Our Board, either as a whole or through its Committees, regularly discusses with management our major risk exposures, their potential impact on our Company and the steps we take to manage them.

While our Board is ultimately responsible for risk oversight at our Company, our Board Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, our Strategic Planning and Finance Committee reviews and approves risk management programs. Our Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from our internal auditors. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, leadership development, corporate governance and compliance. Finally, our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

Board Meetings and Committees

Board of Directors. During 2015, our Board of Directors held 9 meetings and did not act by unanimous written consent. No director attended fewer than 75% of the aggregate number of Board meetings and Board Committee meetings on which the director served during 2015. Our Board has four standing Committees, an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Strategic Planning and Finance Committee. The Board may also, from time to time, establish such other Committees as it may deem necessary.

Audit Committee. The members of our Board’s Audit Committee are Stephanie A. Cuskley (Chair), Walter J. Galvin and Juanita H. Hinshaw. Mmes. Cuskley and Hinshaw and Mr. Galvin are independent directors as defined by the rules applicable to companies listed on The Nasdaq Global Select Market.

The primary functions of our Audit Committee are to oversee: (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) our independent auditors’ qualifications and independence; and (d) the performance of our internal audit function and independent auditors. The Audit Committee also prepares the Report of the Audit Committee included in our Proxy Statement. The Audit Committee’s activities are intended to involve guidance and oversight and not to diminish the primary responsibility of management for our financial statements and internal controls. The Audit Committee’s primary responsibilities include:

•	the appointment, compensation, retention and termination of our independent auditors and of our internal auditors;

•	oversight of the work of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us;

•	oversight of our internal auditors’ work;

•	review of the scope and results of our internal controls;

•	approval of the professional services provided by our independent auditors; and

•	review of the independence of our independent auditors.

Audit Committee Financial Expert. Based on the findings of the Audit Committee, our Board has determined that each of Mmes. Cuskley and Hinshaw and Mr. Galvin are “audit committee financial experts,” as defined in the rules promulgated by the Securities and Exchange Commission and as required of Nasdaq-listed companies.

During 2015, the Audit Committee held 15 meetings and did not act by unanimous written consent. Our Board has adopted a written charter for the Audit Committee.

Compensation Committee. The members of our Board’s Compensation Committee are Juanita H. Hinshaw (Chair), Christopher B. Curtis, Stephanie A. Cuskley and Phillip D. Wright. Mr. Curtis joined the Compensation Committee in February 2015. Mmes. Hinshaw and Cuskley and Messrs. Curtis and Wright are independent directors as defined by the rules applicable to companies listed on The Nasdaq Global Select Market.

Among other responsibilities, the Compensation Committee: (a) determines the compensation level of our Chief Executive Officer and other executive officers, as well as certain other highly compensated key employees; (b) reviews management’s Compensation Discussion and Analysis relating to our Company’s executive compensation programs and approves the inclusion of the same in our Proxy Statement and/or Annual Report on Form 10-K; (c) issues a report confirming the Compensation Committee’s review and approval of the Compensation Discussion and Analysis for inclusion in our Proxy Statement and/or Annual Report on Form 10-K; (d) administers, and makes recommendations with respect to, our incentive compensation plans and stock-based plans; and (e) reviews and oversees risks arising from or in connection with our compensation policies and programs for all employees.

During 2015, the Compensation Committee held 10 meetings and did not act by unanimous written consent. Our Board has adopted a written charter for the Compensation Committee.

Compensation Committee Interlocks and Insider Participation. There were no compensation committee interlocks or insider participation on the part of the members of our Compensation Committee during 2015. The members of our Compensation Committee are set forth above under “Compensation Committee.”

Corporate Governance and Nominating Committee. The members of our Board’s Corporate Governance and Nominating Committee are M. Richard Smith (Chair), Stephen P. Cortinovis and Walter J. Galvin. Messrs. Cortinovis, Galvin and Smith are independent directors as defined by the rules applicable to companies listed on The Nasdaq Global Select Market.

Among other responsibilities, the Corporate Governance and Nominating Committee: (a) advises the Board on corporate governance principles, including developing and recommending to our Board a set of corporate governance guidelines; (b) identifies qualified individuals to recommend as potential Board members to our stockholders; (c) oversees leadership development strategies; (d) oversees risks associated with the organization, membership and structure of our Board, succession planning for our directors and executive officers and corporate governance; and (e) oversees the Company’s compliance program.

When identifying nominees to serve as a director of our Company, our Corporate Governance and Nominating Committee considers candidates with diverse business and professional experience, skills, gender and ethnic background, as appropriate, in light of the current composition and needs of our Board. As part of its evaluation of a candidate’s business and professional experience, the Corporate Governance and Nominating Committee considers a variety of characteristics including, but not limited to: certain core competencies, including knowledge of accounting and finance, sound business judgment, knowledge of management trends, crisis response ability, industry knowledge and strategy and vision; experience in the industries in which we operate; independence; level of commitment; and personal characteristics. The Corporate Governance and Nominating Committee may engage a third party to assist it in identifying potential director nominees. The Corporate Governance and Nominating Committee assesses the effectiveness of this practice annually in connection with the nomination of directors for election at the annual meeting of stockholders.

The composition of our current Board reflects diversity in business and professional experience, skills, gender and ethnic background. When considering whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our Company’s business and structure, our Corporate Governance and Nominating Committee and Board focused primarily on the information discussed in each of the directors’ individual biographies set forth on pages 9 through 13 of this Proxy Statement. In particular:

•	With regard to Mr. Cortinovis, our Board considered his strong background in the global manufacturing and technology sector, as well as his expertise with large multinational corporations.

•	With regard to Mr. Curtis, our Board considered his extensive sales and marketing background as well as his senior leadership experience, especially in the manufacturing sector.

•	With regard to Ms. Cuskley, our Board considered her strong financial and investment banking background.

•	With regard to Mr. Galvin, our Board considered his wealth of senior management, leadership and financial experience with well-respected public companies.

•

With regard to Mr. Gordon, our Board considered his extensive senior management experience in the water and wastewater industries as well as his in-depth knowledge of our Company and its operations as President and CEO.

•	With regard to Ms. Hinshaw, our Board considered her global experience in finance and investments, financial planning and risk management.

•	With regard to Mr. Smith, our Board considered his global business experience in the energy industry, including the mining and oil and gas sectors.

•

With regard to Mr. Woods, our Board considered his extensive managerial expertise, including as Chairman or Chief Executive Officer at a number of public and private companies, and experience in financial operations, as well as his diverse industry experience and entrepreneurial know-how.

•

With regard to Mr. Wright, our Board considered his extensive managerial experience in the energy industry, including numerous executive positions, as well as his in-depth knowledge of the oil and gas sectors.

In addition, our Corporate Governance and Nominating Committee has actively sought directors that allow our Board to benefit from potentially different perspectives arising from gender and ethnic diversity on the Board.

Stockholders also may make nominations for directors. Stockholders wishing to propose nominees for consideration at our 2017 Annual Meeting of Stockholders must comply with the provisions of our By-Laws dealing with nominations. For a discussion of the nominating procedures, see “Stockholder Proposals” on page 76 in this Proxy Statement. All director candidates, including those recommended by stockholders, are evaluated on the same basis.

The Corporate Governance and Nominating Committee held six meetings in 2015 and did not act by unanimous written consent. Our Board has adopted a written charter for the Corporate Governance and Nominating Committee.

Strategic Planning and Finance Committee. The members of our Board’s Strategic Planning and Finance Committee are Stephen P. Cortinovis (Chair), Christopher B. Curtis, Charles R. Gordon, M. Richard Smith and Phillip D. Wright. Mr. Curtis joined the Strategic Planning and Finance Committee in February 2015. Messrs. Cortinovis, Curtis, Smith and Wright are independent directors as defined by the rules applicable to companies listed on The Nasdaq Global Select Market.

The role of this Committee is to oversee the development of the ongoing strategic planning process and initiatives and financial affairs of our Company, including: (a) assisting management with strategic and annual business plans; (b) reviewing and discussing with management large projects, bids and other contractual arrangements; and (c) reviewing and making recommendations regarding financial matters, mergers and acquisitions, risk management, capital structure, investor relations and information technology.

The Strategic Planning and Finance Committee held 11 meetings in 2015 and did not act by unanimous written consent. Our Board has adopted a written charter for the Strategic Planning and Finance Committee.

Corporate Governance Documents

Corporate Governance Guidelines. Based on the recommendation of the Corporate Governance and Nominating Committee, our Board has adopted a set of corporate governance guidelines. These corporate governance guidelines, which are subject to annual review by the Corporate Governance and Nominating Committee, provide a framework within which our Board and executive officers fulfill their respective responsibilities and reflect our Board’s commitment to monitor the effectiveness of decision-making, both at the Board and senior executive management level.

Board Committee Charters. As described above, our Board has adopted a charter for each of its standing Committees, the Audit, Compensation, Corporate Governance and Nominating, and Strategic Planning and Finance Committees.

Code of Ethics for our CEO, CFO and Senior Financial Employees. Our Audit Committee has adopted a written code of ethics that applies to our Chief Executive Officer, our Chief Financial Officer and senior financial employees. The purposes of the code of ethics, among other things, are to deter wrongdoing, to promote ethical conduct and to ensure that information that we provide in our public reports, including those filed with the Securities and Exchange Commission, is full, fair, accurate, timely and understandable.

Code of Conduct. Based on the recommendation of the Corporate Governance and Nominating Committee, our Board has adopted a code of conduct that applies to all of our employees, including our officers, and our directors.

Availability of Corporate Governance Documents. Each of our corporate governance guidelines, Board committee charters, code of ethics and code of conduct are available, free of charge, on our website, www.aegion.com, under “Investors” and then “Corporate Governance.” We also will provide these documents, free of charge, to any stockholder who requests them by writing to the following address:

Investor Relations
c/o Aegion Corporation
17988 Edison Avenue
Chesterfield, Missouri 63005

If we amend our code of ethics or grant a waiver of our code of ethics or code of conduct to any of our officers or directors, we will disclose the amendment or waiver on our website or as required by law or regulation.

Report of the Audit Committee

Our Board’s Audit Committee operates under a written charter, which was adopted by our Board of Directors. A copy of this charter is available, free of charge, on our website, www.aegion.com. Our Audit Committee consists of three independent directors: Stephanie A. Cuskley (Chair), Walter J. Galvin and Juanita H. Hinshaw.

Our Audit Committee reviews the Company’s financial reporting process on behalf of our Board of Directors. In fulfilling its responsibilities, our Audit Committee has reviewed and discussed the audited financial statements to be included in our 2015 Annual Report on Form 10-K with management and PricewaterhouseCoopers LLP, our Company’s independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, as well as maintaining effective internal control over financial reporting and assessing such effectiveness. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on whether the Company maintained effective internal control over financial reporting.

Our Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (“PCAOB”), including U.S. Auditing Standard Section 380. In addition, our Audit Committee has discussed with PricewaterhouseCoopers LLP the accounting firm’s independence with respect to our Company and its management, including the matters in the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with our Audit Committee concerning independence, received from PricewaterhouseCoopers LLP. Based upon the above reviews and discussions, our Audit Committee recommended to our Board that our audited consolidated financial statements for 2015 be included in our 2015 Annual Report on Form 10-K.

Our Board and our Audit Committee believe that our Audit Committee’s current member composition satisfies the rules that govern audit committee composition, including the requirement that all audit committee members are “independent” directors, as that term is defined in the listing standards of The Nasdaq Stock Market LLC.

Based on the findings of our Audit Committee, our Board has determined that our Audit Committee has three “audit committee financial experts,” as defined in the rules promulgated by the Securities and Exchange Commission, and as required of Nasdaq-listed companies. They are Stephanie A. Cuskley, Walter J. Galvin and Juanita H. Hinshaw.

Stephanie A. Cuskley, Chair        Walter J. Galvin

Juanita H. Hinshaw

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933, as amended,

or the Securities Exchange Act of 1934, as amended, that might incorporate future filings,

including this Proxy Statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Director Compensation

The following table sets forth information concerning compensation earned by our non-employee directors in fiscal year 2015:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Stephen P. Cortinovis	2015	$86,000	$102,000	–	–	–	–	$188,000
Christopher B. Curtis (2)	2015	78,518	123,987	–	–	–	–	202,505
Stephanie A. Cuskley	2015	92,000	102,000	–	–	–	–	194,000
Walter J. Galvin (3)	2015	–	183,000	–	–	–	–	183,000
Juanita H. Hinshaw	2015	92,000	102,000	–	–	–	–	194,000
M. Richard Smith	2015	87,000	102,000	–	–	–	–	189,000
Alfred L. Woods	2015	131,000	176,400	–	–	–	–	307,400
Phillip D. Wright	2015	87,000	102,000	–	–	–	–	189,000

(1)

Represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation–Stock Compensation,” with respect to deferred stock units awarded on: (a) January 2, 2015, in the amount of 1,102 to Mr. Galvin; (b) February 4, 2015, in the amount of 1,335 to Mr. Curtis; (c) April 1, 2015, in the amount of 1,125 to Mr. Galvin; (d) April 22, 2015, in the following amounts: 5,457 to each of Messrs. Cortinovis, Curtis, Galvin, Smith and Wright and Mmes. Cuskley and Hinshaw and 9,438 to Mr. Woods; (e) July 1, 2015, in the amount of 1,088 to Mr. Galvin; and (f) October 1, 2015, in the amount of 1,240 to Mr. Galvin. See footnotes (2) and (3) below for additional information regarding the awards of deferred stock units to Messrs. Curtis and Galvin, respectively. Please refer to Note 9, “Equity-Based Compensation,” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 29, 2016, for a discussion regarding the valuation of our stock awards. The aggregate number of deferred stock unit awards outstanding at December 31, 2015 was as follows: Mr. Cortinovis, 31,356; Mr. Curtis, 6,792; Ms. Cuskley, 41,612; Mr. Galvin, 16,008; Ms. Hinshaw, 36,587; Mr. Smith, 21,350; Mr. Woods, 55,157; and Mr. Wright, 23,744.

(2)

Mr. Curtis was appointed to the Board on February 4, 2015. Upon joining the Board, Mr. Curtis received an award of deferred stock units having a value of $21,987, which was a prorated portion of the annual award of deferred stock units all other non-chair directors received in April 2014.

(3)

As described in more detail below, our directors are permitted to receive deferred stock units in lieu of cash fees. Pursuant to this option, Mr. Galvin elected to receive deferred stock units in lieu of all cash fees payable to Mr. Galvin in 2015. As a result, Mr. Galvin received 1,102 deferred stock units on January 2, 2015, 1,125 deferred stock units on April 1, 2015, 1,088 deferred stock units on July 1, 2015 and 1,240 deferred stock units on October 1, 2015, each in lieu of the $20,250 cash fee that would have otherwise been payable to Mr. Galvin for board and committee service during each of the first, second, third and fourth quarters of 2015, respectively.

Additional Information about Director Compensation

The Corporate Governance and Nominating Committee is responsible for reviewing and recommending to the Board of Directors the general guidelines for determining the form and amount of director compensation. Based on these guidelines, the Compensation Committee then reviews and recommends to the Board of Directors any changes in director compensation that will enhance the Company’s ability to attract and retain qualified directors.

During 2015, no changes were recommended with respect to annual cash fees. Each non-employee director, other than Mr. Woods, was compensated at a rate of $57,000 per year, plus reimbursed for related business travel expenses. Mr. Woods, our Chairman, was compensated at a rate of $131,000 per year, plus reimbursed for related business travel expenses. Directors were not paid meeting fees in 2015.

Non-employee directors, other than Mr. Woods, receive the following additional annual compensation for serving on Board committees.

Board Committee	Chair Compensation	Member Compensation
Audit Committee	$20,000	$15,000
Compensation Committee	20,000	15,000
Corporate Governance and Nominating Committee	15,000	9,000
Strategic Planning and Finance Committee	20,000	15,000

Non-employee directors are eligible to receive grants of stock options and/or awards of deferred stock units under our Non-Employee Director Equity Plan from time to time. Since 2013, our non-employee directors, other than our Chairman, receive an annual equity grant of $102,000, and our Chairman receives an annual equity grant of $176,400, in each case payable in deferred stock units. Each award is based on the closing price of our common stock on the Nasdaq Global Select Market on the date of the award. For 2015, the annual equity grant resulted in an award on April 22, 2015 of 5,457 deferred stock units to each of Messrs. Cortinovis, Curtis, Galvin, Smith and Wright and Mmes. Cuskley and Hinshaw and 9,438 deferred stock units to Mr. Woods.

Mr. Curtis joined our board on February 4, 2015. Upon joining the board, Mr. Curtis received a grant of 1,335 deferred stock units, which was a prorated portion of the 2014 annual equity grant to non-chair directors made on April 23, 2014.

In order to facilitate compliance with our stock ownership requirements as well as further align the interests of our directors with those of our stockholders, we permit our non-employee directors to elect to receive deferred stock units in lieu of the cash fees payable for board and committee service. In 2015, Mr. Galvin elected to receive all cash fees for board and committee service in the form of deferred stock units. As a result, Mr. Galvin received 1,102 deferred stock units on January 2, 2015, 1,125 deferred stock units on April 1, 2015, 1,088 deferred stock units on July 1, 2015 and 1,240 deferred stock units on October 1, 2015, each in lieu of the $20,250 cash fee that would have otherwise been payable to Mr. Galvin for board and committee service during each of the first, second, third and fourth quarters of 2015, respectively.

Each deferred stock unit represents our obligation to transfer one share of our common stock to the director in the future, and is fully vested at award. Following termination of the director’s service on our Board or on any other distribution date after a mandatory deferral period as the director may elect, shares of our common stock equal to the number of deferred stock units reflected in the director’s account will be distributed to the director. Currently, pursuant to the Non-Employee Director Equity Plan, directors are required to defer the distribution of annual awards of deferred stock units for at least three years and the distribution of deferred stock units awarded in lieu of the payment of cash fees for at least one year, in each case unless there is a termination of a director’s service on our Board and such director has elected to have deferred stock units distribution about termination.

Stock Ownership Policy with Respect to Non-Employee Directors

We have a policy with respect to required levels of stock ownership for our non-employee directors. Under the policy, each current non-employee director is required to beneficially own (and retain thereafter) the greater of: (a) 10,000 shares of our common stock; and (b) the number of shares of our common stock having a value equal to five times the amount of the non-employee director’s annual cash retainer, excluding any cash retainer paid for service on a Committee of the Board (where the number of shares is determined by dividing such value by the average closing price of our common stock for the ten trading days prior to December 31); provided, however, that for the Chairman, the amount of the annual cash retainer shall be the amount paid to our other non-employee directors. This ensures that the stock ownership requirement for our directors is proportional to the price of our common stock as well as our directors’ compensation for service on our Board. The required ownership amount is recalculated annually as of January 1, based on the director’s annual cash retainer as of December 31 of the immediately preceding year.

Each non-employee director is required to beneficially own (and retain thereafter) the requisite number of shares of our common stock no later than the third anniversary of his or her election or appointment. In the event there is a significant decline in the price of our common stock that causes a director’s holdings to fall below the applicable threshold, such director is not required to purchase additional shares to meet the threshold but our policy provides that such director shall not sell or transfer any shares until the threshold has again been achieved.

As of January 1, 2016, the required ownership of each of our non-employee directors was as follows:

Non-Employee Director	Date Subject to Policy	Retainer Multiplied by 5		10-Day Average Closing Price	Required Share Ownership as of January 1, 2016	Actual Share Ownership as of January 1, 2016
Stephen P. Cortinovis	July 25, 2006	$285,000		$19.35	14,730	78,063
Christopher B. Curtis	February 4, 2015	285,000		19.35	14,730	13,542
Stephanie A. Cuskley	July 25, 2006	285,000		19.35	14,730	45,771
Walter J. Galvin	October 10, 2014	285,000		19.35	14,730	28,008
Juanita H. Hinshaw	July 25, 2006	285,000		19.35	14,730	53,537
M. Richard Smith	December 15, 2009	285,000		19.35	14,730	39,207
Alfred L. Woods	July 25, 2006	285,000	(1)	19.35	14,730	124,747
Phillip D. Wright	November 10, 2011	285,000		19.35	14,730	34,700

(1)	For purposes of determining the required ownership of our Chairman, the annual cash retainer used is the amount paid to our other non-employee directors.

As of January 1, 2016, each non-employee director was in compliance with the stock ownership requirements of this policy, except for Mr. Curtis, who joined the Board on February 4, 2015 and is still in the three-year window to achieve compliance. Mr. Curtis will be required to be in compliance by February 4, 2018.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about our 2015 compensation program for the following executive officers (collectively, our “Named Executive Officers”):

•	Charles R. Gordon, President and Chief Executive Officer;
•	David A. Martin, Executive Vice President and Chief Financial Officer;
•	David F. Morris, Executive Vice President, General Counsel and Chief Administrative Officer;
•	John D. Huhn, Senior Vice President – Strategy and Corporate Development; and
•	Michael D. White, Senior Vice President and Corporate Controller.

This discussion also contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Overview

We emphasize a total compensation approach in establishing individual executive compensation levels, with each element of compensation serving a specific purpose. In this context, the foundation of all decisions regarding our executive compensation program is a pay for performance philosophy. Our pay for performance philosophy requires the achievement of financial goals designed to drive profitable growth coupled with service requirements to encourage retention of executive talent. We believe that the continuation of this philosophy will in turn drive stockholder value over time.

We also believe that our executive compensation decisions should be consistent with, and designed to facilitate, good corporate governance practices. Accordingly, we:

✓	utilize independent compensation consultants that do not perform any other work for the Company or our management team;

✓	devote significant time to succession planning efforts;

✓	adopt and maintain compensation programs that do not encourage imprudent risk;

✓	do not enter into employment agreements with our executive officers;

✓	include double-trigger change in control provisions for accelerated vesting of our long-term incentive awards;

✓	target all components of compensation at the 50th percentile of our peer group companies;

✓

maintain appropriate stock ownership guidelines, which prohibit the sale of shares (other than shares used to pay applicable taxes and/or the exercise price for stock options) until compliance is achieved;

✓	consider benchmarking and market data in making compensation decisions;

✓

do not permit or include problematic pay practices such as the repricing of “underwater” stock options without stockholder approval, excessive perquisites or tax gross-up payments (including in the event of a change in control);

✓	maintain anti-hedging, anti-pledging and incentive compensation clawback policies;

✓	maintain a robust stockholder outreach program;

✓	elect directors annually by a majority vote standard (except in contested elections);

✓	separate the roles of Chairman of the Board and Chief Executive Officer;

✓	ensure that all of our directors are independent other than our Chief Executive Officer; and

✓	mitigate the potential dilutive effect of equity awards through share repurchase programs.

Say on Pay Results and Stockholder Outreach

We conduct a stockholder outreach program through which we interact with stockholders on a number of matters throughout the year, including executive compensation. The compensation disclosed in our 2015 Proxy Statement was approved by our stockholders at the 2015 Annual Meeting of Stockholders by a 94.2% vote, which reflects, in the view of the Compensation Committee of our Board of Directors (the “Committee”), the efficacy of that outreach. The Committee considered this favorable outcome and believes it conveyed our stockholders’ support of the Committee’s decisions and the existing executive compensation programs. Consistent with this support, the Committee decided to retain the design and structure of our executive compensation programs in the remainder of 2015 and in 2016. The Committee believes that the existing compensation programs continue to attract, retain and appropriately incent senior management.

As part of our long-standing stockholder outreach program, in 2015, we: (i) attended eight conferences that included over 50 individual and group meetings with stockholders; (ii) conducted over 30 stockholder meetings in nine different cities; (iii) met with stockholders owning over 30% or our outstanding shares; and (iv) had regular and periodic calls and other correspondence with stockholders, including with respect to corporate governance and executive compensation matters.

The Committee carefully considers the feedback received as a result of our stockholder outreach program and also routinely reviews executive compensation practices.

Compensation Mix

In 2015, our executive compensation program consisted primarily of three elements: (i) short-term cash compensation in the form of a base salary; (ii) performance-based, short-term cash compensation in the form of annual cash incentives; and (iii) long-term equity incentive compensation in the form of performance-based stock units and time-based restricted stock units. The objective and rationale for each of these elements is set forth in the table below.

Component		Objective		Alignment with Stockholder Value Creation
Annual Cash Compensation
Base Salary	•	Provides a base wage that is competitive to attract and retain highly qualified leaders	•	Only pay element that is independent of Company financial performance and service requirements
	•	Reflects individual performance, experience and scope of responsibility
Annual Cash Incentive	•	Provides additional cash compensation opportunity for executives	•	At risk based on Company performance
	•	Motivates executives to achieve annual business goals	•	Focused on Company income growth
Long-Term Incentives
	•	Provides opportunity for stock acquisition	•	Equity-based
Performance Units	•	Motivates executives to make decisions that focus on long-term stockholder value	•	At risk based on Company TSR and ROIC goal achievement
	•	Promotes retention of highly qualified leaders	•	Payout based on sustained growth
Restricted Stock Units			•	Equity-based
			•	Service requirements aid long-term retention

Pay for Performance Analysis

We target a mix of the compensation elements set forth in the table above in order to create a strong correlation between corporate performance and the executive’s actual total compensation, aligning the interests of our executives with the interests of our Company and its stockholders. Specifically, a significant portion of each executive’s total compensation is dependent upon our Company’s achievement of measurable annual and multi-year financial performance goals, rewarding our executives on both an annual and long-term basis if the Company attains specified targets. In addition, long-term compensation of our executives, if earned, is paid in Company stock, further aligning our executives’ incentives with increasing the value of our stock. As a result, we give substantial weight in total target compensation to long-term compensation.

The following graph illustrates the allocation in 2015 of our total target direct compensation opportunity for our Chief Executive Officer, Mr. Gordon, and the weighted average of our other Named Executive Officers between short- and long-term elements and cash- and equity-based elements.

(1)	Long-Term Equity-Based Compensation consists of performance units (at target) and time-based restricted stock units.
(2)	Performance-Based Compensation consists of target annual cash incentives and performance units (at target).

We believe the mix of compensation above appropriately provides rewards only upon strong financial and operational performance, especially over the long-term. Specifically, in 2015:

•	50% of total target compensation of our CEO was performance-based and 60% was long-term and equity-based;

•	42% of total target compensation of our Named Executive Officers other than the CEO was performance-based and 46% was long-term and equity-based; and

•

a substantial portion of target pay is delivered through long-term equity awards, 50% of which is based on the achievement of objective performance goals and 100% of which is based on a multi-year vesting schedule and continued service requirements.

Due to our 2015 financial results being below our expectations, our compensation decisions backed up our commitment to a pay for performance philosophy, specifically:

•

the performance units from the 2013-2015 grant were forfeited in full because neither the pre-established annual performance metrics nor the pre-established three-year cumulative performance metrics were met;

•

equity awards granted to our Named Executive Officers in 2016 were less than equity awards granted to our Named Executive Officers in 2016, specifically a 30% reduction for Mr. Gordon and between a 10% and 20% reduction for our other Named Executive Officers;

•

modest (2.5% or less) or no increases to base salary were awarded to our Named Executive Officers for 2016, except that Mr. Huhn received an increase of 15.4% to reflect additional responsibility Mr. Huhn assumed in 2015 and to align Mr. Huhn’s base salary with the 50% range of our peer group for similar roles; and

•	cash incentive payments awarded to our Named Executive Officers for 2015 under our Annual Incentive Plan were less than target;

Understanding the Pay of Our Chief Executive Officer and Other Named Executive Officers

This section provides additional detail on the rationale for the pay of the Chief Executive Officer position as well as the pay of the other Named Executive Officers.

2015 Total Reported Compensation v. Realizable Pay

The 2015 realizable pay of our Named Executive Officers is set forth in the table below as compared to the total reported compensation of these executives as set forth in the Summary Compensation Table on page 45 (the “SCT”). We define realizable pay for these purposes as the sum of the following: (1) base salary and cash incentives earned for 2015; (2) the fair market value of the shares of our common stock payable in respect of non-forfeited performance units outstanding as of the end of 2015 (but excluding the value of shares underlying any unvested performance units that may be earned based on Company performance in a later year or the value of shares paid during 2015 in respect of performance units that were earned and vested based upon performance during a prior year); and (3) the fair market value of any restricted stock unit awards granted during 2015. For purposes of the table, the value of shares subject to awards was based on the year-end 2015 closing price of our common stock (i.e., $19.31). Although the Committee did not rely on the information in the below table to make compensation decisions for 2015, the information in the table is made available to the Committee as part of the compensation process.

		2015 Realizable Pay
Name	2015 Total Reported Compensation	Salary	Annual Cash Incentive	Performance Units (1)	Service-Based Restricted Stock Units (2)	Other Compensation (3)	Total Realizable Pay	Realizable Pay as a % of Total Reported Compensation
Charles R. Gordon	$3,293,808	$650,000	$599,300	$0	$1,121,370	$44,508	$2,415,718	73.3%
David A. Martin	1,220,258	357,000	197,492	0	364,438	15,766	934,696	76.6%
David F. Morris	1,388,746	392,000	216,899	0	491,266	16,747	1,116,912	80.4%
John D. Huhn	616,420	260,000	119,860	0	126,152	11,560	517,572	84.0%
Michael D. White	488,426	228,000	99,831	0	84,095	10,595	422,521	86.5%

(1)

No performance units from the grant of performance units in 2013 for the 2013-2015 performance period vested in 2015 because 2015 financial performance did not meet pre-established 2015 ROIC and EPS goals and 2013-2015 financial performance did not meet pre-established 2013-2015 average ROIC and cumulative EPS goals. The performance units from the grant of performance units in 2013 for the 2013-2015 performance period have been forfeited as the threshold performance metrics were not achieved.

(2)	Represents the fair market value as of December 31, 2015 of the restricted stock units granted in 2015. Such units are subject to a cliff vesting requirement ending on February 18, 2018.

(3)	Computed consistent with the “All Other Compensation” column of the Summary Compensation Table.

As demonstrated by the above table, the actual compensation realizable in 2015 by our Named Executive Officers was 73.3% to 86.5% of the compensation set forth on the SCT. The Committee believes this is an appropriate result in light of the Company’s financial performance in 2015 (and, with respect to the performance units with a performance period from 2013-2015, the Company’s financial performance for that period) and demonstrates that our compensation program is working as designed to achieve pay for performance.

Key 2015 Compensation Actions

As is our ongoing practice, in 2015, we analyzed our executive compensation program in order to strengthen the correlation between pay and performance. As part of this analysis, we also considered the views of our stockholders as detailed above. In response, we took the following key actions regarding 2015 executive compensation:

•	Base Salary

◦

Modest increases of base salary of no more than 4% were awarded to our Named Executive Officers early in 2015. These increases were reflective of the performance of the Company in 2014 and served to maintain annual cash compensation for our Named Executive Officers at the 50% range of annual cash compensation for our peer group.

•	Annual Incentive Plan

◦	Cash incentive payments under our 2015 Annual Incentive Plan were less than target (92% of target).

•	Long-Term Equity Incentive Program

◦

We increased the component of our long-term performance units based on a relative total stockholder return (“TSR”) metric from 25% to 75%. We believe that relative TSR is a very effective metric to align the interests of our executives with the interests of our stockholders and, therefore, believe this metric should account for a substantial portion of our long-term performance-based compensation.

◦

We replaced the EPS metric in our 2015 long-term performance units with return on invested capital (“ROIC”). The Committee believes that replacing the EPS metric with an ROIC metric ensures: (i) that all financial metrics the Committee believes are important to align the interests of our executives with the interests of our stockholders, which includes ROIC, are rewarded; and (ii) no single financial metric is over-rewarded. Specifically, given net income is the financial metric used in our short-term cash incentive program, we believe that using EPS in our long-term performance units has the effect of over-rewarding one financial metric.

•

The Committee engaged independent advisors to work on its behalf to review the overall competitiveness of our executive compensation program and to review our pay practices in light of our pay for performance philosophy.

•

We analyzed our compensation programs and believe that our programs and policies are designed so as to discourage our employees from taking unnecessary or excessive risks that could harm the long-term value of the Company.

Key 2016 Compensation Actions

We believe that the structure and form of our compensation program in 2015 struck the appropriate balance between attraction and retention, on the one hand, and pay for performance, on the other hand. We further believe that our compensation program in 2015 appropriately aligned the interests of our Named Executive Officers with those of our stockholders and rewarded the most relevant financial metrics (without over-rewarding any particular metric). As such, we have kept the structure and form of our compensation program for our Named Executive Officers intact and relatively unaltered for 2016.

As discussed above, however, due to our financial performance in 2015 being below our expectations, there were modest or no base salary increases awarded to our Named Executive Officers in early 2016 (other than Mr. Huhn as described above), cash incentive payments for 2015 were less than target and annual equity awards were reduced in 2016.

How We Make Executive Compensation Decisions - Philosophy and Process

Compensation Philosophy

The Committee is responsible for establishing our compensation philosophy and for establishing individual executive compensation. In doing so, the Committee has developed a compensation philosophy that strives to ensure that:

•

our executive compensation aligns the interests of our executives with those of our stockholders by rewarding the achievement of specific annual, long-term and strategic goals, with the ultimate objective of increasing stockholder value;

•

our executive compensation attracts, retains and incentivizes top talent by providing a competitive and equitable compensation package relative to the compensation paid to similarly-situated executives of our peer group;

•	our executive compensation includes performance and/or service requirements for vesting or retention of equity awards;

•	our executive compensation is based on the executive’s combined and individual commitment, experience, level of responsibility and contribution to our business goals; and

•	our executive compensation policies enhance our business interests by encouraging innovation on the part of our executives and other key employees balanced by appropriate levels of risk taking.

The Committee also considers:

•	the tax and accounting effects of compensation when determining the elements, structure and amounts of our executives’ total compensation packages; and

•

whether our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our Company. The Committee has determined that the Company’s current compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Process

Independent Compensation Consultants. In determining the total compensation of our executive officers and other high-level employees, the Committee is assisted by independent compensation consultants. In 2015, the Committee engaged the services of Exequity, which only performed services in 2015 at the request of the Committee and did not perform any other services that were not related to executive compensation for the Company through requests from management. Exequity provided the Committee with advice and recommendations with respect to our Company’s executive compensation program including a review of the overall competitiveness of the program and its consistency with our pay for performance philosophy.

Role of Chief Executive Officer. The Committee also seeks the input of Mr. Gordon in determining the total compensation of our executive officers (other than with respect to Mr. Gordon’s compensation) and other high-level employees. Mr. Gordon’s input includes his review of the performance of each executive officer, including our Named Executive Officers, and his recommendations to the Committee regarding the specific compensation levels of those executives. Mr. Gordon tracks each executive’s performance throughout the year, detailing accomplishments and areas of strength and improvement. Then, Mr. Gordon bases his evaluation and recommendation on his knowledge of each executive’s performance. Mr. Gordon and executive management then typically work together to develop performance target recommendations for presentation to, and consideration by, the Committee in connection with incentive compensation determinations for the coming year. In addition, executive management also recommends the management annual incentive compensation plan to the Committee for review and consideration by the Committee.

Benchmarking Target Executive Compensation. As noted above, in making decisions regarding the target total compensation of our executives, the Committee continuously reviews information provided by outside compensation consultants and considers, among other factors discussed herein, the relative compensation of similarly-situated employees of our peer group of companies. In selecting a peer group, the Committee reviews companies that the Committee believes, based on certain data and recommendations of Aon Hewitt and Exequity, compete most with our Company for executive talent. The Committee periodically reviews and updates our peer group. The peer group of companies used for purposes of 2015 compensation, as set forth immediately below, was the same group that is included in our 2015 Annual Report on Form 10-K.

•	Actuant Corporation	•	Helix Energy Solutions Group	•	Oil States International Inc.
•	Barnes Group Inc	•	Kennametal Inc.	•	Team, Inc.
•	Basic Energy Services, Inc.	•	Mas Tec, Inc.	•	Tesco Corporation
•	C&J Energy Services, Inc.	•	Matrix Service Company	•	TetraTech, Inc.
•	CIRCOR International, Inc.	•	McDermott International Inc.	•	Valmont Industries, Inc.
•	Dril-Quip, Inc.	•	Newpark Resources	•	Willbros Group, Inc.
•	Forum Energy Technologies, Inc.

The Committee also considers pay data of similarly situated executives from publicly filed proxy statements and compensation surveys. The data the Committee reviewed may include base salary, annual cash incentive payments and long-term incentive components of pay or selected market survey data where peer group data for a like-position is not available. In considering total compensation for 2015, the Committee specifically considered pay data from Aon Hewitt’s Executive Compensation Benchmark Analysis, which included data from our peer group (as set forth above) as well as a broader group of 33 companies 1 from our industry. For compensation paid to our executives, in 2015, the Committee targeted annual cash compensation opportunity (base salaries and incentive compensation) and targeted total long-term incentive compensation opportunity at the 50% range of peer group total annual cash for similarly-situated executives. The Committee believes that total compensation opportunity should be targeted at the median levels and that base salaries establish the minimum compensation upon which an executive can rely. Actual annual cash and long-term incentive compensation, and therefore, total compensation, can meet, fall short of or exceed the target based on the level of achievement of applicable corporate and individual performance requirements. The target compensation levels are only one factor in the Committee’s determination of executive compensation levels. Actual compensation levels for executives may be more or less than the targeted levels based upon other factors that the Committee may consider in its discretion as discussed herein.

How We Made Compensation Decisions in 2015

The following recap of 2015 financial performance provides important context to the pay decisions made in 2015 and to the incentive pay results for 2015.

2015 Financial Performance

Following 2014, which was a year of change for Aegion, including a leadership transition and a significant restructuring of our business, we operated in 2015 facing severe headwinds due to the significant decline in the price of oil as well as the weakening of foreign currencies in certain jurisdictions in which we generate a substantial portion of our revenue and operating income. Despite these challenges, we performed solidly. Specifically, in 2015:

•	our total stockholder return was 3.76%;
•	we had record revenue of $1.33 billion;
•

we successfully completed the restructuring announced in October 2014, which achieved annual savings of $10.8 million pre-tax and from which we recognized an ROIC improvement of approximately 100 basis points;

•	cash flow from operations in 2015 reached a record $132 million and, as of December 31, 2015, we had a record cash balance of $212 million; and
•	we returned over $24 million to our stockholders pursuant to two board-authorized share repurchase programs, reducing our outstanding shares by over 1.3 million shares.

1 The 33 companies consist of: American Axle & Manufacturing Holdings, Inc.; A.O. Smith Corporation; Armstrong World Industries, Inc.; Barnes Group, Inc.; Cabot Corporation; Chart Industries Inc.; ESCO Technologies, Inc.; Gencorp Inc.; Graco Inc.; H.B. Fuller Company; Helix Energy Solutions Gorup, Inc.; IDEX Corporation; John Bean Technologies Corporation; Kaman Corporation; Leggett & Platt Inc.; Martin Marietta Materials, Inc.; Mueller Water Products, Inc.; Nordson Corporation; Oil States International, Inc.; Olin Corporation; OM Group, Inc.; OMNOVA Solutions Inc.; Packaging Corp of America; Polaris Industries Inc.; Polyone Corporation; SPX Corporation; Steelcase Inc.; Texas Industries, Inc.; Industries, Inc.; Waters Corporation; WGL Holdings Inc.; and Woodward, Inc.

However, our financial performance in 2015 was still under our expectations, which is reflected in our 2015 and 2016 compensation decisions discussed throughout this Compensation Discussion and Analysis.

2015 Compensation Decisions

In the context of our Company’s 2015 financial performance above, set forth below is a more detailed description of each element of our compensation and benefits programs for our Named Executive Officers, including the compensation decision in 2015 for each element.

Base Salary. Generally, in determining the base salary of each Named Executive Officer, the Committee considers, among other things, the level of responsibility and duties of the executive, individual performance, tenure, experience, Company performance, competition for the respective positions in the industry, and the applicable market data. In 2015, certain of our Named Executive Officers received modest increases of 4% or less in base salary based on our financial results in 2014 as well as to ensure the annual cash compensation of our Named Executive Officers remains at the 50% range of our peer group. The 2015 annual base salary for each Named Executive Officer and the increase from the 2014 base salary for each individual that was a Named Executive Officer in 2014 are set forth in the table below.

Named Executive Officer	2015 Base Salary	Increase from 2014
Charles R. Gordon	$650,000	4.0%
David A. Martin	357,000	0.0%
David F. Morris	392,000	4.0%
John D. Huhn	260,000	̶ *
Michael D. White	228,000	̶ *

*Messrs. Huhn and White were not Named Executive Officers in 2014.

Annual Cash Incentive Compensation. We maintain a Management Annual Incentive Plan (the “AIP”), as reviewed and approved by the Committee, pursuant to which our executives and other key employees are eligible to receive annual cash incentive awards.

Each participant in the AIP is assigned a target incentive award goal that is expressed as a percentage of his or her base salary. For 2015, the Committee assigned the following target annual incentive awards as a percentage of the Named Executive Officers’ respective base salaries, which percentages are consistent with 2014:

Named Executive Officer*	2015 AIP Target % of Base Salary
Charles R. Gordon	100%
David A. Martin	60
David F. Morris	60
John D. Huhn	50
Michael D. White	50

In determining the annual target incentive award as a percentage of individual base salary for these executives, the Committee reviewed peer group data and other survey market data and trends and considered the mix of total compensation of individuals in positions similarly situated to our executives. Based on its review and analysis, the Committee determined that a significant portion of the total annual cash compensation opportunity of our executives (i.e., base salary and annual incentive compensation) should be tied to our Company’s annual operating results. Target incentive award goals are “mid-point” targets, and the executives’ annual incentive cash compensation could be higher (subject to the cap discussed below) or lower than the target award goals based upon the level of achievement against the pre-established performance goals.

The AIP is intended to compensate employees for the Company’s achievement of annual financial performance goals at corporate or business unit levels, as appropriate. The financial performance targets are intended to be consistent with our internal budgets. Payments under the AIP may be made if and to the extent that certain minimum, target and maximum goals were actually achieved, subject to the negative discretion of the Committee to reduce the amount of the award. The potential payout for each Named Executive Officer is 50% of the target award upon the Company achieving the threshold net income metric (85% of the target net income goal in 2015). The potential payout upon the Company achieving the maximum net income metric (120% of target net income goal) is 200% of the target award. Performance results that fall between the goals are calculated from those points on a straight-line sliding scale to determine the potential payout.

The Committee strives to establish financial performance objectives that are difficult to achieve but are attainable in order to reinforce our pay for performance commitment. In 2013, our financial results were below the threshold net income goal and, as a result, no AIP payments were awarded to our Named Executive Officers. In 2014, our financial performance was above the threshold net income goal, but less than the target net income goal. As a result, AIP payments were made at the threshold level. In 2015, our financial performance was above the threshold net income goal, but less than the target net income goal. As a result, AIP payment were made at 92% of target.

Objective Financial Performance Goals.

In 2015, the AIP financial performance objective for all Named Executive Officers was based on the achievement of consolidated threshold, target and maximum net income goals, subject to objective adjustment in accordance with the AIP. Net income was chosen as the applicable financial metric because it reflects the Company’s financial performance, is easy to track, and is communicated on a quarterly basis through the Company’s quarterly earnings press releases and conference calls.

For purposes of the AIP in 2015, consolidated net income is determined from our audited financial statements for the year and is adjusted to exclude the following:

•

operating results and/or losses associated with the write-down of assets of a subsidiary, business unit or division that has been designated by the Board of Directors as a discontinued business operation or to be liquidated;

•	gains or losses on the sale of any subsidiary, business unit or division, or the assets or business thereof;

•

gains or losses from the disposition of material capital assets (other than in a transaction described in the immediately preceding bullet) or the refinancing of indebtedness, including, among other things, any make-whole payments and prepayment fees;

•	losses associated with the write-down of goodwill or other intangible assets of the Company due to the determination under applicable accounting standards that the assets have been impaired;

•

gains or losses from material property casualty occurrences or condemnation awards taking into account the proceeds paid by insurance companies and other third parties in connection with the casualty or condemnation;

•	any income statement effect resulting from a change in generally accepted accounting principles, except to the extent the effect of such a change is already reflected in the target net income amount;

•	restructuring charges and acquisition related transaction costs;

•	any other material income or loss item the realization of which is not directly attributable to the actions of current senior management of the Company;

•	operating results of any entity or business acquired during 2015, except to the extent such entity or business was included in the Company’s operating business plan for such year; and

•	the income taxes (benefits) of any of the above-designated gains or losses.

If the threshold net income goal is not achieved, the Company’s Chief Executive Officer may make awards under the 2015 AIP of up to $1,000,000 in the aggregate for extraordinary performance, subject to review and approval of the Committee with respect to any such awards to executive officers of the Company (including each of the Named Executive Officers). Because the threshold net income goal was achieved in 2015, no such awards were made for 2015.

Negative Discretion of Compensation Committee. Notwithstanding the achievement of the threshold, target or maximum net income target, the Committee retains negative discretion to reduce payments to an individual participant or participants under the AIP.

Establishing and Achievement of 2015 Goals. In establishing the net income target for the 2015 AIP, the Committee considered the recommendations of executive management regarding current industry and market conditions and projections based on management’s internal market analysis and various market surveys, our 2015 business plan as approved by our Board of Directors and prior year operating results. The net income target for the 2015 AIP was $51.4 million, subject to the adjustments in accordance with the AIP described above. Considering our 2014 performance, our internal budgets and the prevailing conditions in the Company’s energy markets, the 2015 AIP net income target was believed to be set at a level that was aggressive and promoted our compensation objectives.

In determining the amount of the 2015 annual incentive compensation, the Committee reviewed our operating results for 2015 against the net income target, including any adjustments to net income as described above and concluded that the Company achieved 97.7% of the net income target. As a result, AIP payments were awarded at the 92.2% level as set forth in the table below.

Named Executive Officer	2015 AIP Award
Charles R. Gordon	$599,300
David A. Martin	197,492
David F. Morris	216,899
John D. Huhn	119,860
Michael D. White	99,831

For 2015, each of our Named Executive Officers were participants under our Executive Performance Plan. Annual cash incentives payable under the Executive Performance Plan are intended to qualify as “performance-based” under Section 162(m) of the Internal Revenue Code (the “Code”) - see “Section 162(m) Performance-Based Compensation” below.

Long-Term Incentive Compensation. In order to reward executive actions that enhance long-term stockholder returns, the Committee provides certain long-term equity-based incentives to our executives and other key employees. We believe that the value of long-term equity awards with continued service requirements, as is the case with our restricted stock unit awards, encourages executives to remain with the Company as leaving the Company results in the forfeiture of the unvested portion of previously earned long-term equity awards. To that end, all of our long-term incentive compensation awards include a continued service requirement.

Each year, the Committee considers a number of factors when deciding on the amount and allocation of long-term compensation, including, among other things, recommendations by the Committee’s independent compensation consultants, peer group and other survey market data regarding similarly situated executives, the historical compensation for responsibilities of each Named Executive Officer, business objectives, historic Company performance, current market conditions, risks associated with compensation principally linked to stock price, and other factors that may be relevant at that point in time. Further, the Committee decides on a mix of long-term incentive compensation with the goal to provide the appropriate balance of stock price appreciation, performance and retention elements of long-term incentive compensation. Generally, annual awards of equity-based incentives are made during the Committee’s regularly scheduled first quarter meetings after financial results for the prior year as well as updated compensation data for our peer group are known.

In 2015, the Committee determined that the Named Executive Officers would receive the following mix of long-term incentive compensation: 50% performance-based stock units and 50% time-based restricted stock units. Each type of award is described in more detail below. The Committee believes that the mix of long-term incentive compensation set forth above are appropriate for each of our Named Executive Officers in order to successfully balance the attributes of each form of long-term incentive compensation, which are set forth in this Compensation Discussion and Analysis.

Performance Units. Performance-based stock units support achievement of the Company’s longer term financial goals, while the three-year vesting period also simultaneously supports retention and succession planning. The performance units are denominated in restricted stock units.

Employees who receive performance units shall have no rights as stockholders with respect to such performance units until the performance units vest, although the awards are subject to adjustment due to stock dividends, split-ups, mergers, etc.

2013-2015 Performance Period

2015 was the last year in the 2013-2015 performance period for the performance units granted in 2013 (the “2013 awards”). The vesting of the 2013 awards depended upon the achievement of a ROIC goal, weighted at 25%, and an EPS goal, weighted at 75%. As discussed in more detail below, to the extent performance units eligible to vest in any particular year of the 2013-2015 performance period did not vest in such year, there was an opportunity at the end of the 2013-2015 performance period for such unvested performance units to vest upon the achievement of a pre-established average three-year ROIC target and cumulative three-year EPS target.

The following table generally illustrates the performance goals and annual vesting schedule for the 2013 awards:

ROIC Performance Goal
Threshold	Target	Maximum
If 85% of the ROIC target* is achieved, 2.08% of the maximum performance units vest.	If 100% of the ROIC target is achieved, 4.17% of the maximum performance units vest.	If 120% of the ROIC target is achieved, 8.34% of the maximum performance units vest.

EPS Performance Goal
Threshold	Target	Maximum
If 88% of the EPS target** is achieved, 6.25% of the maximum performance units vest.	If 100% of the EPS target is achieved, 12.5% of the maximum performance units vest.	If 120% of the EPS target is achieved, 25% of the maximum performance units vest.

*	In 2015, the ROIC target was 10.8%.
**	In 2015, the EPS target was $2.00.

Performance results that fall between the threshold, target and maximum goals are calculated from those points on a straight-line sliding scale to determine the actual performance unit award for the executive.

In 2015, the Company did not achieve the threshold ROIC goal, which was 9.2%, or the threshold EPS goal, which was $1.75 and, as a result, none of the 2013 performance units vested in 2015, the third and final year of the three-year performance period.

Any performance units not vested in a particular year under the 2013 award, such as the case in 2013, 2014 and 2015 could be carried over and earned at the end of the three-year period through achievement of at least 85% of the pre-established three-year average ROIC goal, which was 9.83%, and at least 88% of the pre-established cumulative three-year EPS goal, which was $5.47, subject to the same sliding scale as set forth above. However, neither the cumulative ROIC goal or cumulative three-year EPS goal were met and, therefore, none of the 2013 awards vested and all of the 2013 awards have been forfeited.

2014-2016 Performance Period

For performance awards granted in 2014 for the 2014-2016 performance period (the “2014 awards”) to all of our Named Executive Officers other than Mr. Gordon, the Committee adjusted the terms of our performance units such that only a cumulative three-year performance metric is used rather than an annual metric followed by a cumulative three-year performance metric if any of the units did not vest under the annual metrics. 25% of the award eligible for performance vesting at the end of the three-year period is based on a cumulative relative TSR goal and 75% of the award eligible for performance vesting at the end of the three-year period is based on a cumulative EPS goal.

Mr. Gordon was granted a performance award in 2014 upon becoming our President and Chief Executive Officer on October 6, 2014, having served as our interim Chief Executive Officer from May 2014. In setting the parameters of Mr. Gordon’s 2014 performance award, the Committee considered, among other things, the fact that Mr. Gordon’s role as interim Chief Executive Officer did not commence until midway through the second quarter of 2014 and his role as President and Chief Executive Officer did not commence until the fourth quarter of 2014. As a result, the Committee believed Mr. Gordon’s performance award should be based on performance during his time as President and Chief Executive Officer since his ability to influence the Company’s performance in 2014 was materially limited. However, the Committee also believed it was important for Mr. Gordon’s performance award to have the same performance metrics as the other Named Executive Officers. As a result, Mr. Gordon’s 2014 performance unit grant is eligible to vest on December 31, 2016 (in line with our other Named Executive Officers), with 25% of his award eligible for performance vesting based on a relative TSR goal from October 8, 2014 to December 31, 2016 and 75% of his award eligible for performance vesting based on a cumulative EPS goal for 2015 and 2016. As described below, the performance metrics and goals applicable to Mr. Gordon with respect to his performance award in 2015 are the same as those applicable to the other Named Executive Officers. The Committee intends for Mr. Gordon’s performance awards in 2016 and beyond to also be the same as those applicable to other Named Executive Officers.

The following table generally illustrates the three year (or shorter in the case of Mr. Gordon) performance goals and vesting for the 2014 awards:

TSR Performance Goal
Threshold	Target	Maximum
Percentile of Company TSR vs. Comparator Group (12.5% of Target Performance Units Vest)	Percentile of Company TSR vs. Comparator Group (25% of Target Performance Units Vest)	Percentile of Company TSR vs. Comparator Group (50% of Target Performance Units Vest)

EPS Performance Goal
Threshold	Target	Maximum
85% of EPS Target (37.5% of Target Performance Units Vest)	100% of EPS Target (75% of Target Performance Units Vest)	125% of EPS Target (150% of Target Performance Units Vest)

Performance results that fall between the threshold, target and maximum goals are calculated from those points on a straight-line sliding scale to determine the actual performance unit award for the executive.

2015-2017 Performance Period

For performance awards granted in 2015 for the 2015-2017 performance period (the “2015 awards”) to all of our Named Executive Officers, the Committee adjusted the terms of our performance units such that: (i) EPS has been removed as a metric; (ii) the weight of the relative TSR component has been increased from 25% to 75%; and (iii) ROIC has been introduced as a metric, weighted at 25%. Like the 2014 awards, vesting of the 2015 awards is based on cumulative three-year performance metrics with no potential for vesting on an annual basis.

The following table generally illustrates the three-year performance goals and vesting for the 2015 awards:

TSR Performance Goal
Threshold	Target	Maximum
Percentile of Company TSR vs. Comparator Group (37.5% of Target Performance Units Vest)	Percentile of Company TSR vs. Comparator Group (75% of Target Performance Units Vest)	Percentile of Company TSR vs. Comparator Group (150% of Target Performance Units Vest)

ROIC Performance Goal
Threshold	Target	Maximum
96.9% of ROIC target (12.5% of Target Performance Units Vest)	100% of ROIC target (25% of Target Performance Units Vest)	106% of ROIC target (50% of Target Performance Units Vest)

In 2015, as part of the annual compensation program offered to the Named Executive Officers, the Committee awarded performance units as follows:

Performance Units Awarded

Named Executive Officer	Threshold (#)	Target (#)	Maximum (#)	Target Award Date Value ($)
Charles R. Gordon	29,036	58,072	116,144	$1,000,000
David A. Martin	9,436	18,873	37,746	325,000
David F. Morris	9,436	18,873	37,746	325,000
John D. Huhn	3,266	6,533	13,066	112,500
Michael D. White	2,177	4,355	8,710	75,000

For all Named Executive Officers, the target number of performance units awarded was calculated by dividing the target award date value of each Named Executive Officer’s respective award by $17.22, the closing price of our common stock on the Nasdaq Global Select Market on February 18, 2015, the date of the award.

For all Named Executive Officers, threshold award levels are one-half of the target award levels and maximum award levels are two times the target award levels.

Restricted Stock. In 2015, the granting of shares of time-based restricted stock units was specifically targeted toward the retention of our executives and key employees. Grants of restricted stock units have enabled us to attract and retain key employees by encouraging their ownership in our common stock. The award of restricted stock units is also designed to assist executives in satisfying our Company’s ownership guidelines with respect to our common stock. The number of restricted stock units awarded to an executive is based on the target dollar value of the amount of such executive’s long-term incentive compensation allocated to restricted stock units (i.e., 50% for all of our Named Executive Officers). That target dollar value is translated into a number of restricted stock units based on the fair value of the award, which is determined to be the closing price of our common stock on the Nasdaq Global Select Market on the date of the award.

In 2015, restricted stock units awarded to our executive officers and all key employees contained a three-year service restriction. The entire restricted stock unit award remains subject to forfeiture until the third anniversary of the award. Upon the third anniversary of the award, the service restriction lifts, provided the recipient was an employee of our Company or any majority-owned subsidiary from the date of grant until the third anniversary of such date. As set forth in more detail below, there are certain instances in which time-based service restrictions will lapse prior to the third anniversary. The restricted stock units will vest immediately upon the occurrence of the recipient’s death, termination of employment as a result of disability or upon a change in control of our Company followed by an impermissible termination of employment. In addition, if we terminate a recipient’s employment without cause, provided the restricted stock unit was awarded more than 18 months prior to termination of employment, such restricted stock units will pro-rata vest as to a percentage of the award determined by dividing the number of whole months of the recipient’s employment beginning on the date of grant by 36. If a recipient retires from our Company after: (i) the age of 55 and with at least 10 years of full-time service; (ii) after age 60 with at least 5 years of full-time service; or (iii) the age of 65 with no minimum full-time service requirement, the time-based service restrictions will lapse and the restricted stock units will pro-rata vest as to a percentage of the grant determined by dividing the number of months of his or her employment since the date of the award by 36. If a recipient is terminated for cause or voluntarily terminates his employment prior to the third anniversary of the date of award, the entire restricted stock unit award is forfeited regardless of when the termination of employment occurs in the three-year service period. The Committee believes that allowing for the lapse of time-based service restrictions prior to the third anniversary of the award is appropriate in the instances set forth above as such instances are largely life events outside of the control of the participants and, as such, do not conflict with the retention goals provided with the three-year service requirement.

In 2015, the Committee awarded restricted stock to all Named Executive Officers as follows:

Restricted Stock Awarded

Named Executive Officer*	Restricted Stock Awarded (#)		Target Award Date Value ($)
Charles R. Gordon	58,072		$1,000,000
David A. Martin	18,873		325,000
David F. Morris	25,441	*	438,100
John D. Huhn	6,533		112,500
Michael D. White	4,355		75,000

*

Includes an annual grant of 18,873 restricted stock units and an additional special grant of 6,568 restricted stock units (the “Special Grant”) in recognition of Mr. Morris’ efforts during the leadership transition in 2014. The restricted stock units granted pursuant to the Special Grant are on the same terms and were calculated in the same manner as the 2015 grant of restricted stock units to all the Named Executive Officers, including Mr. Morris.

All the above grants were made on February 18, 2015. For all Named Executive Officers, the number of restricted stock units awarded was calculated by dividing the target award date value of each Named Executive Officer’s respective award by $17.22, the closing price of our common stock on the Nasdaq Global Select Market on February 18, 2015, the date of the award.

Stock Options. Historically, the Company has at times granted some portion of the long-term equity incentives in stock options or provided Named Executive Officers with the opportunity to elect that a portion of their long-term equity incentive be in the form of stock options. In 2015, no stock options were granted nor were our Named Executive Officers provided the opportunity to elect to receive a portion of their annual equity compensation in stock options as we had done in past years.

Other Benefits: Supplemental Benefits for Certain Executives. In order to provide a competitively attractive package to secure and retain executives, we supplement our standard benefit packages offered to all employees with the executive benefits listed below. The executives’ benefits packages are designed to assist the executives in providing for their own financial security in a manner that recognizes individual needs and preferences.

Deferred Compensation Plan. Executives may choose to defer up to specified maximum amounts of compensation by contributing those amounts to our nonqualified deferred compensation plan for key employees. The plan allows for base salary deferral up to 75% of base salary and bonus deferral of up to 100% of bonus amounts. Under the plan, we will match contributions equal to the first 3% of compensation at a 100% rate, and contributions equal to the next 2% of compensation at a 50% rate, when aggregated with any matching contributions made under our 401(k) Profit Sharing Plan (Company-matching payments were limited to a maximum aggregate amount of $10,600 per employee for 2015). Deferred account balances in the nonqualified deferred compensation plan are adjusted to match the performance of participant-selected indices, which mirror fund choices available under our 401(k) Profit Sharing Plan.

Account balances will accrue for each participant based on the amount of the participant’s deferrals into his or her account, the Company’s matching payments, if any, and the investment performance of his or her selected indices. Participants are at all times 100% vested in their deferrals, Company-matching payments and investment earnings. Participants generally will be paid their account balances after termination of their employment with our Company or on such other distribution date as they may elect. For our Named Executive Officers, however, no payments may be made from his or her account balance until the date that is six months following the date of termination of the Named Executive Officer’s employment.

During 2015, Messrs. Martin and Morris deferred $14,280 and $28,275 of their compensation, respectively, under our nonqualified deferred compensation plan. We credited an additional $571 in Company-matching payments to Mr. Martin’s account in 2015. No Company-matching payments were made under the plan to Mr. Morris’ account during 2015.

Executive Disability Insurance. The Company provides a supplemental policy for executives pursuant to which the maximum monthly benefit under long-term disability is increased from $12,500 to 60% of the executive’s monthly cash compensation, inclusive of target annual incentive compensation.

Other Benefits. While we provide all employees with life insurance benefits in an amount equal to two times the employee’s salary up to $500,000, we provide our Chief Executive Officer with $1.0 million in life insurance benefits.

Mr. Gordon’s Relocation to St. Louis. Pursuant to Mr. Gordon’s employment letter dated October 6, 2014, for a period of four months from October 6, 2014, Mr. Gordon was entitled to reimbursement for certain expenses incurred in commuting between his home in Pittsburgh, Pennsylvania and our corporate headquarters in St. Louis, Missouri (to the extent not reimbursable business expenses). Accordingly, Mr. Gordon was reimbursed for travel, housing, transportation and meals between January 1, 2015 and February 6, 2015 related to his commute in an amount of $6,697. Also pursuant to Mr. Gordon’s employment letter, he is entitled to relocation assistance pursuant to the Company’s relocation policy with respect to his relocation from Pittsburgh, Pennsylvania and St. Louis, Missouri. Mr. Gordon was provided with $13,451 in relocation assistance in 2015.

Compensation Related Policies

Underpinning our executive compensation philosophy are certain policies relating to compensation and equity ownership.

Policies Relating to Compensation

Section 162(m) Performance-Based Compensation. We generally structure incentive compensation to be deductible under Section 162(m) of the Code. However, we reserve the right to grant or pay amounts that are not deductible. For example, the Committee has granted incentive stock options, which generally do not result in deductible compensation at the time of exercise, and has made time-vested restricted stock and restricted stock unit grants, which may not qualify as performance-based compensation for purposes of Section 162(m) of the Code.

Policy on Recoupment of Incentive Compensation. Our Board of Directors has adopted a policy on recoupment of incentive compensation providing that if during any fiscal year there occurs a material misstatement or omission of financial information in our financial statements, our Board or the Committee may, in its discretion, recoup or cancel all or part of the incentive compensation provided to a responsible executive officer or key employee. For the purposes of the policy, incentive compensation includes any bonus, incentive payment, equity award or other compensation, including the amount of any annual salary increase or any gains realized on the exercise of stock options or sale of shares of our common stock received as incentive compensation. In addition to the recoupment of incentive compensation, our Board or the Committee may take such other actions as it deems necessary or appropriate to address the events that gave rise to the material misstatement or omission and to prevent its recurrence. Such actions may include, to the extent permitted by applicable law:

•	adjusting the future compensation of the executive officer or key employee;

•	terminating the employment of the executive officer or key employee; and

•	pursuing other legal remedies against the executive officer or key employee.

Each executive officer or key employee who receives incentive compensation pursuant to any of our incentive compensation plans is required to acknowledge in writing his or her agreement with the policy and understanding that any incentive compensation made to him or her is conditioned upon and subject to the policy.

We believe that by providing the Company with the appropriate power to recover incentive compensation paid to an executive officer, the Company demonstrates its commitment to strong corporate governance. This recoupment policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Policies Relating to Equity

In light of the significant portion of our executive compensation program that consists of equity-based compensation, we have adopted certain policies that help encourage stock ownership by our executives as well as protect the advantages, and mitigate against the risk, of equity holdings by our executives.

Stock Ownership Policy with Respect to Named Executive Officers. We have a policy with respect to the required stock ownership levels of certain highly compensated key employees, including our Named Executive Officers. The purpose of this policy is to ensure that the required stock ownership of these employees is commensurate with his or her duties and responsibilities, as measured on an annual basis. Under the policy, each of our Named Executive Officers is required to beneficially own, by no later than the third anniversary of the date he or she became subject to the policy (and to retain thereafter, until he or she is no longer subject to the policy), a minimum number of shares of our common stock that is equal in value to a multiple of his or her annual base salary. The minimum share ownership amount is recalculated annually as of January 1 based on the Named Executive Officer’s current annual base salary as of December 31 of the immediately preceding year. The following forms of equity interest count towards the achievement of the required stock ownership: (i) shares of common stock purchased on the open market; (ii) shares of common stock owned jointly with or separately by spouses and/or children; (iii) shares of common stock purchased through our employee stock purchase program; (iv) shares of stock acquired upon stock option exercises; (v) deferred stock units; and (vi) shares of restricted common stock or restricted stock units (but not performance stock units).

In February 2016, we revised our stock ownership policy to prohibit the sale or transfer of shares, other than shares used to pay applicable taxes and/or exercise price for stock options, until compliance with the minimum share ownership requirement is met. This prohibition applies during the three-year period provided to individuals to achieve compliance after becoming subject to the policy as well as any time after such three-year period in which an individual falls out of compliance (e.g., as a result of a depreciation in stock price).

The minimum number of shares is determined by dividing the base salary multiple by the average of the closing price of our common stock for the ten trading days prior to the applicable valuation date. The multiplier used in calculating the base salary multiple is assigned to each Named Executive Officer based on his or her responsibilities and duties and ranges from one to three times the Named Executive Officer’s annual base salary. As of January 1, 2016, the required share ownership of each of our Named Executive Officers was as follows:

Named Executive Officer	Date Subject to Policy	Salary at December 31, 2015	Salary Multiplier	10-Day Average Closing Price	Required Share Ownership as of January 1, 2016	Actual Share Ownership as of January 1, 2016
Charles R. Gordon	October 6, 2014	$650,000	3x	$19.35	100,786	210,397
David A. Martin	August 13, 2007	357,000	2x	19.35	36,903	96,229
David F. Morris	July 25, 2006	392,000	2x	19.35	40,521	151,503
John D. Huhn	June 2, 2014	260,000	1x	19.35	13,438	13,597
Michael D. White	April 22, 2015	228,000	1x	19.35	11,784	10,601

To date, each of the Named Executive Officers has fulfilled the stock ownership requirements of this policy except for Mr. White. Mr. White has until April 22, 2018 to be in compliance (three years after becoming subject to the policy) and, pursuant to our revised stock ownership policy, is prohibited from selling shares (other than shares used to pay applicable taxes or the exercise price for stock options) until compliance is achieved.

Anti-Hedging Policy. In February 2012, our Board of Directors adopted an anti-hedging policy that prohibits officers, directors and employees from entering into hedging or monetization transactions involving our common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, margin accounts, or other derivatives that are directly linked to our Company’s stock or transactions involving short sales of the Company’s stock. The Board adopted this policy to require officers, directors and employees to continue to own Company stock with the full risks and rewards of ownership, thereby ensuring continued alignment of their objectives with the Company’s other stockholders.

Anti-Pledging Policy. In July 2015, our Board of Directors amended the previously-adopted anti-pledging policy. The amended policy prohibits any officer or director from pledging our common stock owned by such director or officer; provided that any pledges existing as of the amendment must be unwound and terminated prior to July 22, 2020. One executive officer has an existing pledge of shares our common stock, as described in more detail in the footnotes of the table set forth under the heading “Information Concerning Certain Stockholders” beginning on page 57 below.

COMPENSATION COMMITTEE REPORT

The responsibilities of our Compensation Committee are provided in its charter, which has been approved by our Board of Directors.

In fulfilling its oversight responsibilities with respect to the Compensation Discussion and Analysis included in this Report, the Compensation Committee, among other things, has:

•	reviewed and discussed the Compensation Discussion and Analysis with management, and

•	in reliance on such review and discussions, approved the inclusion of such Compensation Discussion and Analysis in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

Juanita H. Hinshaw, Chair           Christopher B. Curtis

Stephanie A. Cuskley     Phillip D. Wright

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933, as amended,

or the Securities Exchange Act of 1934, as amended, that might incorporate future filings,

including this Proxy Statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

COMPENSATION IN LAST FISCAL YEAR

Summary Compensation Table

The following table sets forth information concerning compensation earned for the fiscal years ended December 31, 2015, 2014 and 2013, if applicable, for all persons who served as our principal executive officer or principal financial officer during 2015 and the three other most highly compensated executive officers of our Company who were serving as executive officers of the Company at December 31, 2015 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation ($)(1)(4)	All Other Compensation ($)(5)	Total ($)
Charles R. Gordon (6)	2015	$650,000	—		$2,000,000	(8)	$599,300	$44,508	$3,293,808
Chief Executive Officer	2014	156,250	$100,000	(7)	3,002,000	(9)	208,048	351,175	3,817,473
and President	—	—	—		—		—	—	—
David A. Martin	2015	$357,000	—		$650,000	(8)	$197,492	$15,766	$1,220,258
Executive Vice President and	2014	357,000	—		650,000	(9)	107,100	17,604	1,131,704
Chief Financial Officer	2013	357,000	—		1,221,200	(10)	—	15,366	1,593,566
David F. Morris	2015	$392,000	—		$763,100	(8)	$216,899	$16,747	$1,388,746
Executive Vice President, General	2014	377,000	—		650,000	(9)	113,100	18,591	1,158,691
Counsel and Chief Admin. Officer	2013	377,000	—		1,253,200	(10)	—	16,347	1,646,547
John D. Huhn (11)	2015	$260,000	—		$225,000	(8)	$119,860	$11,560	$616,420
Senior Vice President – Strategy	—	—	—		—		—	—	—
and Corporate Development	—	—	—		—		—	—	—
Michael D. White (12)	2015	$228,000	—		$150,000	(8)	$99,831	$10,595	$488,426
Senior Vice President and	—	—	—		—		—	—	—
Corporate Controller	—	—	—		—		—	—	—

(1)	Includes amounts earned but deferred at the election of the executive officer under our 401(k) Profit Sharing Plan and our nonqualified deferred compensation plan.

(2)

Represents the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For a discussion regarding the valuation of our stock awards for financial statement reporting purposes, please refer to Note 9, “Equity-Based Compensation,” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 29, 2016.

(3)	Stock Awards: These amounts do not necessarily reflect the actual economic value received by Named Executive Officers.

(4)

The 2015 amounts and 2014 amounts represent bonuses awarded under our Management Annual Incentive Plan. For 2013, no annual bonuses were awarded under our Management Annual Incentive Plan and no payments were made under our Executive Performance Plan in connection with long-term incentive cash awards for the performance period of January 1, 2011 through December 31, 2013 because the targets were not met.

(5)

For Mr. Gordon, includes the following amounts paid or accrued in 2015: (a) $6,697 in reimbursed expenses relating to his commute between Pittsburgh and St. Louis pursuant to his employment letter, consisting of travel expenses, temporary housing expenses, vehicle rental expenses and meal expenses; (b) $13,451 in paid or reimbursed relocation expenses pursuant to this employment letter; (c) $10,600 in employer-matching payments under our 401(k) Profit Sharing Plan: (d) $8,130 in term life insurance premiums; and (e) $5,630 in executive disability insurance premiums. For all other Named Executive Officers, represents the following amounts paid or accrued in 2015: Mr. Martin, $10,600 in employer-matching payments under our 401(k) Profit Sharing Plan and nonqualified deferred compensation plan, $960 in term life insurance premiums and $4,206 in executive disability insurance premiums; Mr. Morris, $10,600 in employer-matching payments under our 401(k) Profit Sharing Plan, $960 in term life insurance premiums and $5,187 in executive disability insurance premiums; Mr. Huhn, $10,600 in employee-matching payments under our 401(k) Profit Sharing Plan and $960 in term life insurance premiums; and Mr. White, $9,720 in employer-matching payments under our 401(k) Profit Sharing Plan and $875 in term life insurance premiums.

(6)	Effective May 3, 2014, Mr. Gordon was appointed as interim Chief Executive Officer, a role he filled until October 6, 2014 when he was appointed President and Chief Executive Officer.

(7)	In connection with the commencement of Mr. Gordon’s employment with the Company on October 6, 2014, he received a cash inducement bonus of $100,000.

(8)

Includes the grant date fair value of performance units awarded in 2015 assuming the target level of performance conditions is achieved, which is equal to $1,000,000 for Mr. Gordon, $325,000 for each of Messrs. Martin and Morris, $112,500 for Mr. Huhn and $75,000 for Mr. White. If the highest level of performance conditions is achieved with regard to the annual performance units granted in 2015, the aggregate grant date fair value of such awards would be $2,000,000 for Mr. Gordon, $650,000 for each of Messrs. Martin and Morris, $250,000 for Mr. Huhn and $150,000 for Mr. White. Also includes the grant date fair value of the annual awards of restricted stock units granted to each of our Named Executive Officers in 2015 as well as a special award of restricted stock units granted to Mr. Morris in recognition of his efforts during the leadership transition in 2014. All such awards of restricted stock units are subject to forfeiture if the Named Executive Officer’s employment terminates prior to the end of a three-year service period.

(9)

Includes the grant date fair value of performance units awarded in 2014 assuming the target level of performance conditions is achieved, which is equal to $750,000 for Mr. Gordon and $325,000 for each of Messrs. Martin and Morris. If the highest level of performance conditions is achieved with regard to the annual performance units granted in 2014, the aggregate grant date fair value of such awards would be $1,500,000 for Mr. Gordon and $650,000 for each of Messrs. Martin and Morris. Also includes the grant date fair value of the annual awards of restricted stock granted in 2014, which awards are subject to forfeiture if the Named Executive Officer’s employment terminates prior to the end of the three-year service period. Finally, with respect to Mr. Gordon, includes an inducement award of restricted stock granted on October 6, 2014 with a grant date fair value of $1,400,000 in connection with Mr. Gordon being appointed President and Chief Executive Officer of the Company and an award of deferred stock units with an aggregate grant date fair value of $102,000 for Mr. Gordon’s service as a non-employee director prior to being appointed President and Chief Executive Officer.

(10)

Includes the grant date fair value of performance units awarded in 2013 assuming the target level of performance conditions is achieved, which is equal to $325,000 for each of Messrs. Martin and Morris. If the highest level of performance conditions is achieved with regard to the annual performance units granted in 2013, the aggregate grant date fair value of such awards would be $650,000 for each of Messrs. Martin and Morris. The Company did not achieve the performance target in 2013, 2014 or 2015 nor the cumulative three-year performance target with respect to this award of performance units and, therefore, none of these performance units vested and all have been forfeited. Also includes the grant date fair value of the annual awards of restricted stock granted in 2013, which awards are subject to forfeiture if the Named Executive Officer’s employment terminates prior to the end of the three-year service period. Both Messrs. Martin and Morris have fulfilled the three-year service period and, as such, the awards of restricted stock granted in 2013 have fully vested. Finally, includes the grant date fair value of the supplemental awards of restricted stock granted in 2013, which awards were subject to a one-year performance requirement and a seven year service restriction. The supplemental awards of performance-based restricted stock were forfeited as of December 31, 2013 as a result of the Company’s failure to achieve the one-year performance requirement.

(11)	Mr. Huhn became an executive officer of the Company on July 23, 2014, however, he was not one of our three most highly compensated executive officers in 2014.

(12)	Mr. White became an executive officer of the Company on April 22, 2015.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards for the fiscal year ended December 31, 2015 for our Named Executive Officers:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(1)

Charles R. Gordon	02/18/2015(2)	–	–	–	–	58,072	–	–	–	–	$1,000,000
	02/18/2015(3)	–	–	–	29,036	58,072	116,144	–	–	–	1,000,000

David A. Martin	02/18/2015(2)	–	–	–	–	18,873	–	–	–	–	325,000
	02/18/2015(3)	–	–	–	9,437	18,873	37,746	–	–	–	325,000

David F. Morris	02/18/2015(2)	–	–	–	–	25,411	–	–	–	–	438,100
	02/18/2015(3)	–	–	–	9,437	18,873	37,746	–	–	–	325,000

John D. Huhn	02/18/2015(2)	–	–	–	–	6,533	–	–	–	–	112,500
	02/18/2015(3)	–	–	–	3,267	6,533	13,066	–	–	–	112,500

Michael D. White	02/18/2015(2)	–	–	–	–	4,355	–	–	–	–	75,000
	02/18/2015(3)	–	–	–	2,178	4,355	8,710	–	–	–	75,000

___________________

(1)

Represents the grant date fair value (computed in accordance with FASB ASC Topic 718) of $17.22 per share for the performance units and time-based restricted stock granted on February 18, 2015. Please refer to Note 9, “Equity-Based Compensation,” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 29, 2016 for a discussion regarding the valuation of our stock awards.

(2)	Represents the number of shares of time-based restricted stock awarded on February 18, 2015.

(3)	Represents number of performance units awarded on February 18, 2015.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards, as of the fiscal year ended December 31, 2015, held by our Named Executive Officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(4)

Charles R. Gordon	—	—	—	—	—	175,840	$3,395,470	—	—
	—	—	—	—	—	—	—	49,577	$957,332

David A. Martin	4,377	—	—	12.84	3/2/16	—	—	—	—
	30,776	—	—	22.87	2/24/17	—	—	—	—
	28,239	—	—	26.60	1/21/18	—	—	—	—
	39,663	—	—	18.11	2/21/19	—	—	—	—
	—	—	—	—	—	45,240	873,584	—	—
	—	—	—	—	—	—	—	22,620	436,792

David F. Morris	30,776	—	—	22.87	2/24/17	—	—	—	—
	28,239	—	—	26.60	1/21/18	—	—	—	—
	39,663	—	—	18.11	2/21/19	—	—	—	—
	—	—	—	—	—	51,808	1,000,412	—	—
	—	—	—	—	—	—	—	22,620	436,792

John D. Huhn	—	—	—	—	—	10,897	210,421	—	—
	—	—	—	—	—	—	—	4,721	91,163

Michael D. White	—	—	—	—	—	10,601	204,705	—	—
	—	—	—	—	—	—	—	3,210	61,985

___________________

(1)

Represents the number of shares of restricted stock or restricted stock units awarded and outstanding at fiscal year-end as follows: Mr. Gordon, 58,072 restricted stock units awarded on February 18, 2015 and 117,768 shares of restricted stock awarded on October 8, 2014; Mr. Martin, 18,873 restricted stock units awarded on February 18, 2015, 13,424 shares of restricted stock awarded on March 25, 2014 and 12,943 shares of restricted stock awarded on March 7, 2013; Mr. Morris, 25,441 restricted stock units awarded on February 18, 2015, 13,424 shares of restricted stock awarded on March 25, 2014 and 12,943 shares of restricted stock awarded on March 7, 2013; Mr. Huhn, 6,533 restricted stock units awarded on February 18, 2015 and 4,364 shares of restricted stock awarded on June 2, 2014; and Mr. White, 4,355 restricted stock units awarded on February 18, 2015, 3,098 shares of restricted stock awarded on March 25, 2014 and 3,148 shares of restricted stock awarded on October 28, 2013.

(2)

Represents the value of restricted stock and restricted stock units calculated on the basis of the closing price of our common stock on The Nasdaq Global Select Market on December 31, 2015 ($19.31 per share).

(3)

Represents the number of performance units granted in 2013, 2014 and 2015 that may potentially vest if the threshold performance goal is met. Performance units granted in 2013 are eligible to vest in three equal annual installments beginning on the first anniversary of the date of award through the achievement of the annual performance goals. Any of the performance units not vested in a particular year may be carried over and vest at the end of the three-year period through the achievement of three-year cumulative performance goals. Performance units granted in 2014 and 2015 are eligible to vest on the third anniversary of the date of award through the achievement of three-year performance goals.

(4)

Represents the value of shares of performance units calculated on the basis of the closing price of our common stock on The Nasdaq Global Select Market on December 31, 2015 ($19.31 per share) multiplied by the number of performance units that may potentially vest if the threshold performance goal is met.

Option Exercises and Stock Vested

The following table sets forth information regarding options exercised by our Named Executive Officers and the vesting of stock awards previously granted to our Named Executive Officers during the fiscal year ended December 31, 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles R. Gordon	—	—	—	—
David A. Martin	92,486	$481,263	—	—
David F. Morris	107,566	616,479	—	—
John D. Huhn	—	—	—	—
Michael D. White	—	—	—	—

___________________

(1)

Reflects the difference between the market price on the date of exercise and the exercise price. Mr. Martin exercised: (i) 47,710 options on January 28, 2015, at an average market price of $15.69 and an exercise price of $12.97; and (ii) 44,776 options on November 5, 2015, at an average market price of $20.69 and an exercise price of $12.84. Mr. Morris exercised: (i) 52,491 options on January 28, 2015, at an average market price of $15.69 and an exercise price of $12.97; and (ii) 55,085 options on November 11, 2015, at an average market price of $21.44 and an exercise price of $12.84.

Nonqualified Deferred Compensation

Executive officers may choose to defer up to specified maximum amounts of compensation by contributing those amounts to our nonqualified deferred compensation plan for key employees. For 2015, the plan allowed for base salary deferral up to 75% of base salary, and bonus deferral of up to 100% of bonus amounts. Under the plan, we will match contributions equal to the first 3% of compensation at a 100% rate, and contributions equal to the next 2% of compensation at a 50% rate, when aggregated with any matching contributions made under our 401(k) Profit Sharing Plan (Company-matching payments were limited to a maximum aggregate amount of $10,600 per employee for 2015). Deferred account balances in the nonqualified deferred compensation plan are adjusted to match the performance of participant-selected indices, which mirror fund choices available under our 401(k) Profit Sharing Plan. In connection with this plan, the Company established a Rabbi Trust to fund the Company’s promise to pay deferred compensation account balances contributed by participants in the plan. This trust becomes fully funded upon a change in control.

Account balances will accrue for each participant based on the amount of the participant’s deferrals into the account, the Company’s matching payment, if any, and the investment performance of his or her selected indices. Participants are at all times 100% vested in their deferrals, Company-matching payments and investment earnings. Participants generally will be paid their account balances after termination of their employment with our Company or on such other distribution date as they may elect. For Named Executive Officers, however, no payments may be made from his or her account balance until a date that is at least six months following the date of termination of the Named Executive Officer’s employment.

During 2015, Messrs. Martin and Morris deferred $14,280 and $28,275 of their compensation, respectively, under our nonqualified deferred compensation plan. We credited an additional $1,600 in Company-matching payments to Mr. Martin’s account in 2015. No Company-matching payments were made under the plan to Mr. Morris’ account during 2015.

The following table sets forth information concerning contributions, Company-matching payments, earnings and balances under our nonqualified deferred contribution plan for our Named Executive Officers:

Name	Executive Contribution in Last FY ($)(1)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Charles R. Gordon	—	—	—	—	—
David A. Martin	$14,280	$1,600	$619	—	$170,189
David F. Morris	28,275	—	1,102	—	729,270
John D. Huhn	—	—	—	—	—
Michael D. White	—	—	—	—	—

___________________

(1)

Named Executive Officer contributions and registrant payments also are reported in the “Salary”, “Non-Equity Incentive Plan Compensation” and “Other Compensation” columns of the Summary Compensation Table.

(2)	Amounts credited do not constitute above-market earnings.

Severance, Change in Control and Termination

Severance. Effective March 1, 2008, we adopted a severance policy (the “Severance Policy”) that would provide for severance payments to Named Executive Officers (subject to the terms of Mr. Gordon’s employment letter and each of the Continuity Agreements for Messrs. Gordon, Martin and Morris, in each case as described below) at the rate of 12 weeks of base salary, plus two additional weeks of base salary for each full year of continuous service time with our Company; provided, however, that our Named Executive Officers would not receive more than 42 weeks of base salary as severance. Payments are not lump sum but are processed as extended payroll over the term of the applicable severance period. Executives may continue to receive medical and dental insurance through the severance period and the Company shall pay that portion of the medical and health insurance that it would have paid had the executive been an employee. Additionally, executives are entitled to $10,000 in outplacement services.

The Severance Policy would apply if a Named Executive Officer in good standing with our Company is involuntarily terminated without cause and not due to a Code of Conduct violation, and the Named Executive Officer has completed a minimum of six months’ continuous service time.

Our Company does not offer change in control tax gross-up provisions.

Under his employment letter, if Mr. Gordon is terminated for any reason other than for “Cause” (as defined in his employment letter), Mr. Gordon would receive severance benefits equal to 24 months of his then current base salary and 24 months of the monthly cost of health, dental, vision, life, long-term disability and accidental insurance then provided by the Company. The payments are in lieu of payments that would have been due Mr. Gordon under the Severance Policy. Any severance payments made pursuant to Mr. Gordon’s employment letter are conditioned upon certain representations, warranties, covenants and agreements to be made by Mr. Gordon, including, but not limited to, a release of all claims and covenants of confidentiality, non-solicitation and non-competition.

Change in Control and Termination.

Continuity Agreements. On October 6, 2014, the Company entered into Executive Change in Control Severance Agreements (the “Continuity Agreements”) with each of Messrs. Gordon, Martin and Morris. Each of the Continuity Agreements provide for a “double trigger” such that benefits are only payable if there is a change in control (as defined in the Continuity Agreements) followed, within 24 months after the change in control, by involuntary termination without cause (as defined in the Continuity Agreements) or voluntary termination for good reason (as defined in the Continuity Agreements). Upon such a termination, the Continuity Agreements provide, among other things, for the following benefits:

•	A lump-sum payment of the executive’s accrued but unpaid base salary, accrued vacation pay and other items earned and owed to the executive through and including the effective date of termination;
•	A lump-sum payment of a pro-rated portion of the executive’s annual target bonus opportunity;
•	A lump-sum payment of a specified multiple, which is 2.99 for Mr. Gordon and 1.99 for Messrs. Martin and Morris, of the executive’s base salary and annual target bonus opportunity;
•	Continuation of health, dental and vision insurance coverage after termination for 36 months for Mr. Gordon and 24 months for Messrs. Martin and Morris; and
•	Up to $15,000 in executive outplacement services.

Equity-Based Incentives. Since 2013, our equity award agreements, including those for restricted stock, restricted stock units and performance units, include a double trigger such that the outstanding unvested equity awards will immediately vest only upon a change in control followed by an involuntary termination without cause or a voluntary termination for good reason. In such case, performance units will vest at target.

If we were to terminate any Named Executive Officer’s employment without cause, the service restrictions on any restricted stock or restricted stock units awarded more than 18 months prior to such termination would vest as to a percentage of the award determined by dividing (i) the number of whole months of the Named Executive Officer’s employment beginning on the date of the award through the date of termination (provided that the number of whole months is at least 18) by (ii) 36; provided, however, that with respect to the award of 41,082 shares of restricted stock granted to Mr. Gordon on October 8, 2014, the denominator of such calculation is 30. With respect to the inducement award of 76,686 shares of restricted stock granted to Mr. Gordon on October 8, 2014, the denominator of such calculation is 60.

If any Named Executive Officer meets the definition of retirement as set out in the restricted stock or restricted stock unit award agreements, the service restrictions on any restricted stock or restricted stock units would vest as to a percentage of the award determined by dividing (i) the number of whole months of the Named Executive Officer’s employment beginning on the date of the award through the date of termination by (ii) 36; provided, however, that with respect to the award of 41,082 shares of restricted stock granted to Mr. Gordon on October 8, 2014, the denominator of such calculation is 30. With respect to the inducement award of 76,686 shares of restricted stock granted to Mr. Gordon on October 8, 2014, the denominator of such calculation is 60.

Upon death or disability of a Named Executive Officer, the award agreements in connection with all restricted stock and restricted stock unit awards provide that all restricted stock and restricted stock units will immediately vest. However, the award agreements in connection with our performance unit awards granted in 2013, 2014 and 2015 provide that, upon death, disability or retirement (each as defined in the agreement) the performance units governed by such award agreement will vest to the extent that the three-year performance goals are met, but reduced pro rata to a percentage of that amount determined by dividing (i) the number of whole months of the participant’s employment with the Company or a subsidiary thereof during the performance period by (ii) 36; provided, however, that with respect to the award of 41,082 performance units granted to Mr. Gordon on October 8, 2014, the denominator of such calculation is 24 with respect to the EPS component and 27 with respect to the relative TSR component of such awards.

The performance metrics for the performance unit awards for the three-year performance period beginning in 2013 and ending in 2015 were deemed to not have been met as of December 31, 2015 and, therefore, no payment was made or will be made to the Named Executive Officers in connection with these awards.

Summary Data Charts.

The following tables show the potential payments and benefits due to each Named Executive Officer under various employment termination events and under the terms of the Severance Policy, Mr. Gordon’s employment letter and the applicable Continuity Agreement, as the case may be. These post-employment amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to our Named Executive Officers. The assumptions used in preparation of these tables are consistent with the payments and benefits described above as well as the following assumptions:

•	A termination date of December 31, 2015.
•	A value of $19.31 per share used for the value of our common stock, which was the closing price of our common stock on December 31, 2015.

Potential Post-Employment Payments as of December 31, 2015

Charles R. Gordon - President and Chief Executive Officer

Type of Payment	Involuntary Termination without Cause	Involuntary Termination without Cause after a Change in Control		Voluntary Termination for Good Reason after a Change in Control		Retirement	Death		Disability
Severance Compensation	$1,300,000	$4,537,000		$4,537,000		—	—		—
Medical, Dental, Vision, Life, Disability	58,812	42,215		42,215		—	—		—
Outplacement Services	—	15,000		15,000		—	—		—
Unvested Restricted Stock/Restricted Stock Units	—	3,395,470	(1)	3,395,470	(1)	(2)	$3,395,470	(1)	$3,395,470	(1)
Performance Units	—	1,914,664	(3)	1,914,664	(3)	(2)	774,109	(4)(5)	774,109	(4)(5)
Total	$1,358,812	$9,904,349		$9,904,349		—	$4,169,579		$4,169,579

___________________

(1)

The number of shares of unvested restricted stock immediately vesting upon an involuntary termination without cause after a change of control, voluntary termination for good reason after a change in control, death or disability is 175,840.

(2)	As of December 31, 2015, Mr. Gordon did not meet the definition of “retirement” in the various award agreements.

(3)

The number of unvested performance units immediately vesting upon an involuntary termination without cause after a change of control or voluntary termination for good reason after a change in control is 99,154.

(4)

Represents a pro-rated portion of the target performance unit award granted to Mr. Gordon on October 8, 2014 (the “2014 Gordon Award”). The 2014 Gordon Award vests upon the achievement of two financial metrics – an EPS metric weighted at 75% and a TSR metric weighted at 25%. The performance period for the EPS metric is January 1, 2015 to December 31, 2016, while the performance period for the TSR metric is October 8, 2014 to December 31, 2016. As discussed above, upon Mr. Gordon’s death or disability, the award vests if the performance metrics are met, however, the vesting is prorated for the number of whole months Mr. Gordon is employed by the Company during the applicable performance period. With respect to the performance period applicable to the EPS component, Mr. Gordon was employed by the Company for 12 whole months of the performance period and he would be entitled, assuming his death or disability on December 31, 2015, to one-half of the EPS component of the award that otherwise vests as a result of achievement of the TSR metric. With respect to the performance period applicable to the TSR component, Mr. Gordon was employed by the Company for 14 whole months of the performance period and he would be entitled, assuming his death or disability on December 31, 2015, to fourteen twenty-sevenths (i.e., 14/27) of the TSR component of the award that otherwise vests as a result of achievement of the TSR metric. Because only one-half of the EPS performance period and fourteen twenty-sevenths of the TSR performance period have passed at December 31, 2015, the Company is unable to make a reasonable estimate of whether the EPS requirement and TSR requirement will be satisfied at the end of the respective performance periods, thus triggering any payout upon termination on December 31, 2015 due to death or disability. Therefore, we have assumed in the above table that both the EPS requirement and the TSR requirement is met at target, which, assuming a termination on December 31, 2015 for death or disability would result in a payment of one-half of the EPS component (weighted at 75%) and fourteen twenty-sevenths of the TSR component (weighted at 25%).

(5)

Also represents one-third, which is equal to the number of whole months of Mr. Gordon’s employment with the Company during the performance periods (i.e., 12) divided by 36, of the target performance unit award for the performance units granted in 2015 (i.e., that relate to the 2015-2017 performance period). Only one year of the three-year performance period has passed, therefore, the Company is unable to make a reasonable estimate of whether the performance requirements will be satisfied at the end of the three-year performance period, thus triggering any payout upon termination on December 31, 2015 due to death or disability. We have assumed in the above table that the performance requirements are met at target, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-third of the target performance unit award.

David A. Martin - Executive Vice President and Chief Financial Officer

Type of Payment	Involuntary Termination without Cause	Involuntary Termination without Cause after a Change in Control		Voluntary Termination for Good Reason after a Change in Control		Retirement	Death		Disability
Severance Compensation	$288,346	$1,350,888		$1,350,888		—	—		—
Medical and Dental Benefits	9,919	24,562		24,562		—	—		—
Outplacement Services	10,000	15,000		15,000		—	—		—
Unvested Restricted Stock/Restricted Stock Units	380,312	873,584	(1)	873,584	(1)	(2)	$873,584	(1)	$873,584	(1)
Performance Units	—	623,655	(3)	623,655	(3)	(2)	207,885	(4)(5)	207,885	(4)(5)
Total	$688,577	$2,887,689		$2,887,689		—	$1,081,469		$1,081,469

___________________

(1)

The number of shares of unvested restricted stock immediately vesting upon an involuntary termination without cause after a change of control, voluntary termination for good reason after a change in control, death or disability is 45,240.

(2)	As of December 31, 2015, Mr. Martin did not meet the definition of “retirement” in the various award agreements.

(3)

The number of unvested performance units immediately vesting upon an involuntary termination without cause after a change of control or voluntary termination for good reason after a change in control is 32,297.

(4)

Represents two-thirds, which is equal to the number of whole months of Mr. Martin’s employment with the Company during the performance periods (i.e., 24) divided by 36, of the threshold performance unit award for the performance units granted in 2014 (i.e., that relate to the 2014-2016 performance period). Two years of the three-year performance period has passed and the Company deems it unlikely that the target performance requirement will be met but possible that the threshold performance requirement will be met, thus triggering a threshold payout upon termination on December 31, 2015 due to death or disability. Therefore, we have assumed in the above table that the performance requirements are met at threshold, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of two-thirds of the threshold performance unit award.

(5)

Also represents one-third, which is equal to the number of whole months of Mr. Martin’s employment with the Company during the performance periods (i.e., 12) divided by 36, of the target performance unit award for the performance units granted in 2015 (i.e., that relate to the 2015-2017 performance period). Only one year of the three-year performance period has passed, therefore, the Company is unable to make a reasonable estimate of whether the performance requirements will be satisfied at the end of the three-year performance period, thus triggering any payout upon termination on December 31, 2015 due to death or disability. We have assumed in the above table that the performance requirements are met at target, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-third of the target performance unit award.

David F. Morris - Executive Vice President, General Counsel and Chief Administrative Officer

Type of Payment	Involuntary Termination without Cause	Involuntary Termination without Cause after a Change in Control		Voluntary Termination for Good Reason after a Change in Control		Retirement	Death		Disability
Severance Compensation	$241,231	$1,483,328		$1,483,328		—	—		—
Medical and Dental Benefits	4,737	15,394		15,394		—	—		—
Outplacement Services	10,000	15,000		15,000		—	—		—
Unvested Restricted Stock/Restricted Stock Units	380,312	1,000,412	(1)	1,000,412	(1)	(2)	$1,000,412	(1)	$1,000,412	(1)
Performance Units	—	623,655	(3)	623,655	(3)	(2)	207,885	(4)(5)	207,885	(4)(5)
Total	$636,280	$3,137,789		$3,137,789		—	$1,208,297		$1,208,297

___________________

(1)

The number of shares of unvested restricted stock immediately vesting upon an involuntary termination without cause after a change of control, voluntary termination for good reason after a change in control, death or disability is 51,808.

(2)	As of December 31, 2015, Mr. Morris did not meet the definition of “retirement” in the various award agreements.

(3)

The number of unvested performance units immediately vesting upon an involuntary termination without cause after a change of control or voluntary termination for good reason after a change in control is 32,297.

(4)

Represents two-thirds, which is equal to the number of whole months of Mr. Morris’ employment with the Company during the performance periods (i.e., 24) divided by 36, of the threshold performance unit award for the performance units granted in 2014 (i.e., that relate to the 2014-2016 performance period). Two years of the three-year performance period has passed and the Company deems it unlikely that the target performance requirement will be met but possible that the threshold performance requirement will be met, thus triggering a threshold payout upon termination on December 31, 2015 due to death or disability. Therefore, we have assumed in the above table that the performance requirements are met at threshold, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of two-thirds of the threshold performance unit award.

(5)

Also represents one-third, which is equal to the number of whole months of Mr. Morris’ employment with the Company during the performance periods (i.e., 12) divided by 36, of the target performance unit award for the performance units granted in 2015 (i.e., that relate to the 2015-2017 performance period). Only one year of the three-year performance period has passed, therefore, the Company is unable to make a reasonable estimate of whether the performance requirements will be satisfied at the end of the three-year performance period, thus triggering any payout upon termination on December 31, 2015 due to death or disability. We have assumed in the above table that the performance requirements are met at target, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-third of the target performance unit award.

John D. Huhn – Senior Vice President – Strategy and Corporate Development

Type of Payment	Involuntary Termination without Cause	Involuntary Termination without Cause after a Change in Control		Voluntary Termination for Good Reason after a Change in Control		Retirement	Death		Disability
Severance Compensation	$70,000	$70,000		—		—	—		—
Medical and Dental Benefits	3,306	3,306		—		—	—		—
Outplacement Services	10,000	10,000		$10,000		—	—		—
Unvested Restricted Stock/Restricted Stock Units	42,134	210,421	(1)	210,421	(1)	(2)	$210,421	(1)	$210,421	(1)
Performance Units	—	182,325	(3)	182,325	(3)	(2)	56,094	(4)(5)	56,094	(4)(5)
Total	$125,440	$476,052		$402,746		—	$257,153		$257,153

___________________

(1)

The number of shares of unvested restricted stock immediately vesting upon an involuntary termination without cause after a change of control, voluntary termination for good reason after a change in control, death or disability is 10,897.

(2)	As of December 31, 2015, Mr. Huhn did not meet the definition of “retirement” in the various award agreements.

(3)

The number of unvested performance units immediately vesting upon an involuntary termination without cause after a change of control or voluntary termination for good reason after a change in control is 9,442.

(4)

Represents one-half, which is equal to the number of whole months of Mr. Huhn’s employment with the Company during the performance periods (i.e., 18) divided by 36, of the threshold performance unit award for the performance units granted in 2014 (i.e., that relate to the 2014-2016 performance period). Two years of the three-year performance period has passed and the Company deems it unlikely that the target performance requirement will be met but possible that the threshold performance requirement will be met, thus triggering a threshold payout upon termination on December 31, 2015 due to death or disability. Therefore, we have assumed in the above table that the performance requirements are met at threshold, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-sixth of the threshold performance unit award.

(5)

Also represents one-third, which is equal to the number of whole months of Mr. Huhn’s employment with the Company during the performance periods (i.e., 12) divided by 36, of the target performance unit award for the performance units granted in 2015 (i.e., that relate to the 2015-2017 performance period). Only one year of the three-year performance period has passed, therefore, the Company is unable to make a reasonable estimate of whether the performance requirements will be satisfied at the end of the three-year performance period, thus triggering any payout upon termination on December 31, 2015 due to death or disability. We have assumed in the above table that the performance requirements are met at target, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-third of the target performance unit award.

Michael D. White - Senior Vice President and Corporate Controller

Type of Payment	Involuntary Termination without Cause	Involuntary Termination without Cause after a Change in Control		Voluntary Termination for Good Reason after a Change in Control		Retirement	Death		Disability
Severance Compensation	$70,154	$70,154		—		—	—		—
Medical and Dental Benefits	3,823	3,823		—		—	—		—
Outplacement Services	10,000	10,000		$10,000		—	—		—
Unvested Restricted Stock/Restricted Stock Units	78,799	204,705	(1)	204,705	(1)	(2)	$204,705	(1)	$204,705	(1)
Performance Units	—	123,970	(3)	123,970	(3)	(2)	31,355	(4)(5)	31,355	(4)(5)
Total	$162,776	$412,652		$338,675		—	$236,060		$236,060

___________________

(1)

The number of shares of unvested restricted stock/restricted stock units immediately vesting upon an involuntary termination without cause after a change of control, voluntary termination for good reason after a change in control, death or disability is 10,601.

(2)	As of December 31, 2015, Mr. White did not meet the definition of “retirement” in the various award agreements.

(3)

The number of unvested performance units immediately vesting upon an involuntary termination without cause after a change of control or voluntary termination for good reason after a change in control is 6,420.

(4)

Represents two-thirds, which is equal to the number of whole months of Mr. White’s employment with the Company during the performance periods (i.e., 24) divided by 36, of the threshold performance unit award for the performance units granted in 2014 (i.e., that relate to the 2014-2016 performance period). Two years of the three-year performance period has passed and the Company deems it unlikely that the target performance requirement will be met but possible that the threshold performance requirement will be met, thus triggering a threshold payout upon termination on December 31, 2015 due to death or disability. Therefore, we have assumed in the above table that the performance requirements are met at threshold, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of two-thirds of the threshold performance unit award.

(5)

Also represents one-third, which is equal to the number of whole months of Mr. White’s employment with the Company during the performance periods (i.e., 12) divided by 36, of the target performance unit award for the performance units granted in 2015 (i.e., that relate to the 2015-2017 performance period). Only one year of the three-year performance period has passed, therefore, the Company is unable to make a reasonable estimate of whether the performance requirements will be satisfied at the end of the three-year performance period, thus triggering any payout upon termination on December 31, 2015 due to death or disability. We have assumed in the above table that the performance requirements are met at target, which, assuming a termination on December 31, 2015 for death or disability, would result in a payment of one-third of the target performance unit award.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

The table below sets forth certain information as of February 24, 2016 with respect to the number of shares of our common stock owned by:

•	each of our Named Executive Officers,

•	each of our directors,

•	each person known by us to own beneficially more than 5% of the outstanding shares of our common stock, and

•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Common Stock (%)
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	3,527,200	(3)	9.94%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	3,088,467	(4)	8.70
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,719,814	(5)	7.66
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	2,111,120	(6)	5.95
Stephen P. Cortinovis	78,063	(7)	—	(8)
Christopher B. Curtis	13,542	(9)	—	(8)
Stephanie A. Cuskley	45,771	(10)	—	(8)
Walter J. Galvin	29,070	(11)	—	(8)
Charles R. Gordon	248,774	(12)	—	(8)
Juanita H. Hinshaw	53,537	(13)	—	(8)
John D. Huhn	21,820	(14)	—	(8)
David A. Martin	213,538	(15)	—	(8)
David F. Morris	303,520	(16)	—	(8)
M. Richard Smith	39,207	(17)	—	(8)
Michael D. White	14,302	(18)	—	(8)
Alfred L. Woods	124,747	(19)	—	(8)
Phillip D. Wright	34,700	(20)	—	(8)
Directors and executive officers as a group (14 persons)	1,230,786	(21)	3.47

__________

(1)	The address for each of our directors and executive officers is 17988 Edison Avenue, Chesterfield, Missouri 63005.

(2)

Except as otherwise indicated, as of February 24, 2016, all shares are owned with sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. For the listed officers and directors, the number of shares beneficially owned includes shares of common stock that the individual had the right to acquire within 60 days after February 24, 2016, including through the exercise of stock options.

References to stock options in the footnotes to this table include only those options that are or will become exercisable within 60 days after February 24, 2016. Since deferred stock units are fully vested at award, all deferred stock unit grants to directors are included. Also included are shares of restricted stock and restricted stock units.

(3)

The information provided herein is based on Amendment No. 6 to Schedule 13G filed by BlackRock, Inc. with the Securities and Exchange Commission on January 25, 2016. The information in Amendment No. 6 to Schedule 13G indicates that, at December 31, 2015, BlackRock, Inc. possessed the sole power to vote 3,434,683 shares and sole power to direct the disposition of 3,527,200 shares.

(4)

The information provided herein is based on Amendment 2 to Schedule 13G filed by Dimensional Fund Advisors LP with the Securities and Exchange Commission on February 9, 2016. The information in Amendment 2 to Schedule 13G indicates that, at December 31, 2015, Dimensional Fund Advisors LP had sole power to vote 2,978,189 shares and sole power to direct the disposition of 3,088,467 shares. These securities are owned by various investment companies, commingled funds, group trusts and separate accounts, which Dimensional Fund Advisors LP or its subsidiaries, serve as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Dimensional Fund Advisors LP is deemed to be a beneficial owner of these securities; however, Dimensional Fund Advisors LP expressly disclaims that it is, in fact, the beneficial owner of these securities.

(5)

The information provided herein is based on Amendment 5 to Schedule 13G filed by The Vanguard Group, Inc. with the Securities and Exchange Commission on February 10, 2016. The information in Amendment 5 to Schedule 13G indicates that, at December 31, 2015, The Vanguard Group, Inc. possessed the sole power to vote 46,160 shares, the shared power to vote 5,600 shares, the sole power to direct the disposition of 2,670,454 shares and the shared power to direct the disposition of 46,360 shares. The aggregate amount of shares beneficially owned by The Vanguard Group, Inc. is 2,719,814 shares.

(6)

The information provided herein is based on Amendment 4 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the Securities and Exchange Commission on February 11, 2016. The information in Amendment 4 to Schedule 13G indicates that, at December 31, 2015, T. Rowe Price Associates, Inc. had sole voting power with respect to 604,170 shares of our common stock and sole dispositive power with respect to 2,111,120 shares of our common stock.

(7)	Represents 46,707 shares of common stock (of which 10,200 shares are held in Mr. Cortinovis’ Individual Retirement Account, 2,800 shares are held in Mr. Cortinovis’ spouse’s Individual Retirement Account and 33,707 shares are held in a trust in the name of Mr. Cortinovis’ spouse pursuant to which Mr. Cortinovis is the primary beneficiary) and 31,356 deferred stock units.

(8)	Less than one percent.

(9)	Represents 6,750 shares of common stock and 6,792 deferred stock units.

(10)	Represents 4,159 shares of common stock and 41,612 deferred stock units.

(11)	Represents 12,000 shares of common stock and 17,070 deferred stock units.

(12)

Represents 16,451 shares of common stock (of which 5,455 shares are held in Mr. Gordon’s Individual Retirement Account), 117,768 shares of restricted stock, 96,449 restricted stock units and 18,106 deferred stock units.

(13)	Represents 16,950 shares of common stock and 36,587 deferred stock units.

(14)	Represents 2,700 shares of common stock, 4,364 shares of restricted stock and 14,756 restricted stock units.

(15)

Represents 50,989 shares of common stock (all of which are held jointly with Mr. Martin’s spouse), options to purchase 103,055 shares of stock, 26,367 shares of restricted stock and 33,127 restricted stock units.

(16)

Represents the following direct holdings: (a) 99,696 shares of common stock, of which 3,500 are held in an IRA and 62,601 are pledged as collateral for certain personal loans with a third party; (b) options to purchase 98,678 shares of stock; (c) 26,367 shares of restricted stock; and (d) 39,695 restricted stock units. Also represents 39,085 shares held by Mr. Morris’ spouse, of which 33,000 are pledged as collateral for certain personal loans with a third party. Mr. Morris disclaims that he is the beneficial owner of these securities.

(17)

Represents 21,350 shares of common stock (all of which shares are held by a family trust for the benefit of Mr. Smith and his spouse for which he and his spouse serve as trustees) and 17,857 deferred stock units.

(18)	Represents 6,246 shares of restricted stock and 8,056 restricted stock units.

(19)	Represents 69,590 shares of common stock and 55,157 deferred stock units.

(20)	Represents 10,956 shares of common stock (10,000 of which are held in Mr. Wright’s Individual Retirement Account) and 23,744 deferred stock units.

(21)	Includes 397,382 shares of common stock, options to purchase 201,733 shares of stock, 181,112 shares of restricted stock, 202,278 restricted stock units and 248,281 deferred stock units.

RELATED-PARTY TRANSACTIONS

Pursuant to its charter, our Audit Committee is responsible for reviewing and approving all transactions of our Company in which a related person has a direct or indirect material interest and the amount involved exceeds $120,000. It is our policy that executive management notify our Audit Committee of any transaction that may be deemed a related-party transaction. Upon such a notification, the Audit Committee will meet to review the terms of such a transaction and make any necessary determinations.

We maintain various written policies and procedures relating to the review, approval or ratification of transactions in which we, or any of our directors, officers or employees, may have a direct or indirect material interest. Our Code of Conduct, which may be found on our website at www.aegion.com under “Investors” and then “Corporate Governance,” prohibits our directors, officers and employees from engaging in specified activities that may constitute a conflict of interest with the Company without prior approval of management or our Board or Audit Committee, as appropriate. Activities that may constitute a conflict of interest with our Company and require prior approval include: (a) investing in or being an officer or employee of one of our customers, suppliers, subcontractors or competitors; (b) having a business interest in a company competing with or doing business with our Company; (c) receiving any benefit, either direct or indirect, from the investment in or association with a company that our Company may have otherwise received; and (d) engaging in a transaction with our Company personally or through an affiliate.

Additionally, we require each of our directors and officers to complete a comprehensive questionnaire each year that, among other things, identifies any transactions or potential transactions with us in which the director or officer, or a family member or associated entity, has any interest, financial or otherwise. Our directors and officers are also required to update their information if there are changes throughout the year.

We believe that these policies and procedures ensure that all related-party transactions are appropriately reviewed and, if required, disclosed pursuant to the rules of the Securities and Exchange Commission.

For 2015, we had no related-party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely upon a review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations that no other reports were required to be filed, we believe that all filing requirements applicable to our directors and officers under Section 16(a) with respect to 2015 were satisfied, and all such reports were timely filed.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote from our stockholders to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including in the Compensation and Discussion Analysis section (“CD&A”), compensation tables and accompanying narrative disclosures). Item 402 of Regulation S-K of the Securities and Exchange Commission sets forth what companies must include in their CD&A and compensation tables. As required by Section 14A of the Securities Exchange Act of 1934, as amended, this is an advisory vote, which means that our Board will consider our stockholders’ vote on this proposal when making future compensation decisions for our Named Executive Officers. We plan to hold this vote annually.

As discussed in the CD&A, our Compensation Committee, with assistance from its independent compensation consultant, has structured our compensation program to emphasize pay for performance. The compensation opportunities provided to our Named Executive Officers, as well as our other executives, are highly dependent on our and each individual’s performance, which in turn drives the enhancement of stockholder value. Our Compensation Committee will continue to emphasize responsible compensation arrangements designed to attract, motivate, reward and retain executive talent required to achieve our corporate objectives and to align with the interests of our long-term stockholders.

You have the opportunity to vote for or against or to abstain from voting on the following advisory resolution relating to executive compensation:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables and narrative discussion set forth in this Proxy Statement, is hereby approved.”

In deciding how to vote on this proposal, you are encouraged to consider the description of the Compensation Committee’s executive compensation philosophy and its decisions in the CD&A, especially the following:

Pay for Performance. The foundation of all decisions regarding executive compensation is a strong pay for performance philosophy. We mix our compensation elements to create a strong correlation between corporate performance and the pay of our executive officers, aligning the interests of our executives with our stockholders. Specifically, in 2015 and early 2016, this philosophy was demonstrated by the fact that:

•	Only modest increases of base salary of no more than 4% were awarded to our Named Executive Officers early in 2015.

•

The performance units from the 2013-2015 grant were forfeited in full because neither the pre-established annual performance metrics nor the pre-established three-year cumulative performance metrics were met.

•	Cash incentive payments awarded to our Named Executive Officers for 2015 under our Annual Incentive Plan were less than target.

•

Modest (2.5% or less) or no increases to base salary were awarded to our Named Executive Officers for 2016, except that Mr. Huhn received an increase of 15.4% to reflect additional responsibility Mr. Huhn assumed in 2015 and to align Mr. Huhn’s base salary with the 50% range of our peer group for similar roles.

•

Equity awards granted to our Named Executive Officers in 2016 were less than equity awards granted to our Named Executive Officers in 2016, specifically a 30% reduction for Mr. Gordon and between a 10% and 20% reduction for our other Named Executive Officers.

Favorable Pay Practices. In support of our pay for performance philosophy, our executive compensation program is based on favorable pay practices, including the following:

•

Our Compensation Committee is advised by independent advisors that keep the Compensation Committee apprised of developments and best practices. The independent advisors do not perform any services for management.

•

Our executive compensation program does not encourage imprudent risk and does not permit or include problematic pay practices such as the repricing of “underwater” stock options without stockholder approval or excessive perquisites or tax gross-up payments (including in the event of change in control).

•

In 2014, we removed the possibility of annual vesting from our performance units. Now, vesting is based on a three year performance period, which we believe enhances the long-term nature of these awards.

•	We target all components of compensation of the 50th percentile of our peer group companies.

•	We maintain both anti-hedging and anti-pledging policies applicable to directors and officers of the Company with regard to Company stock.

•

Since 2013, we have included double triggers in all of our long-term incentive award agreements so that accelerated vesting of such awards occurs only upon a change in control coupled with a subsequent termination of employment without “cause” or for “good reason”.

We believe our executive compensation program is well-designed, appropriately aligns executive pay with Company performance and attracts, motivates, rewards and retains individuals who can achieve superior financial results.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices as described in this Proxy Statement.

Although the vote is advisory only, our Board of Directors and Compensation Committee will review the voting results in connection with their ongoing evaluation of our Company’s compensation program. Our Board will consider the vote of a majority of the shares of our common stock cast on this proposal at our 2016 Annual Meeting of Stockholders as the advice of our stockholders on this matter. The next advisory vote on executive compensation will occur at the 2017 Annual Meeting of Stockholders.

Our Board of Directors recommends a vote “For” the resolution as set forth above.

PROPOSAL 3: APPROVAL OF THE

AEGION CORPORATION 2016 EMPLOYEE EQUITY INCENTIVE PLAN

Our Board of Directors has adopted, subject to stockholder approval, the Aegion Corporation 2016 Employee Equity Incentive Plan (the “2016 Employee Plan”), including the performance goals with respect to awards granted under the 2016 Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. If the 2016 Employee Plan (including the updated performance goals) is approved by stockholders, our Board of Directors intends to terminate the Aegion Corporation 2013 Employee Equity Incentive Plan (the “2013 Employee Plan”) and cancel the authority to grant new awards under the 2013 Employee Plan. There are currently approximately 370,199 shares that are authorized for issuance, and not otherwise subject to outstanding awards, under the 2013 Employee Plan. Upon effectiveness of the 2016 Employee Plan, any shares remaining under the 2013 Employee Plan will no longer be available for future awards under the 2013 Employee Plan, but will be added to the total number of shares authorized for issuance under the 2016 Employee Plan. The cancellation of the 2013 Employee Plan will not terminate or otherwise affect the outstanding awards under the 2013 Employee Plan. Further, outstanding awards under the 2013 Employee Plan that expire, are cancelled or are forfeited will be added to the share pool available under the 2016 Employee Plan for future awards under the 2016 Employee Plan.

The 2016 Employee Plan provides for the granting of stock options, restricted stock, performance units, stock units and other stock-based awards to our key employees. Our Board of Directors believes that it is in our best interest to have sufficient shares available under the plan for awards to key employees, whose talents and special efforts are essential to our continued progress. In addition, our Board of Directors believes that the 2016 Employee Plan advances the interests of our Company and stockholders by encouraging key employees to acquire an ownership interest in our Company, thus aligning their interests in our financial performance more directly to those of our stockholders and providing them an incentive to remain employees over the long term.

The number of shares of our common stock that is being authorized for issuance under the 2016 Employee Plan is the sum of: (i) any shares of common stock that are available for issuance pursuant to the 2013 Employee Plan immediately prior to the effective date of the 2016 Employee Plan (currently, 370,199 shares); plus (ii) 800,000 new shares, subject in each case to adjustment in the event of any subsequent change in the number of issued shares of our common stock without the payment of new consideration, such as in a stock dividend, stock split or similar issuance. Shares underlying awards granted pursuant to either the 2013 Employee Plan or the 2016 Employee Plan that expire, are cancelled or are forfeited will be added back into the share pool for future awards under the 2016 Employee Plan.

Historic Use of Equity, Outstanding Awards and Dilution

The table below sets forth our historic use of equity with respect to both employees and non-employee directors in 2015, 2014 and 2013.

Fiscal Year Ended December 31,	2015	2014	2013
Stock options granted	0	38,820	29,025
Time-based restricted stock and restricted stock units granted	422,141	459,477	447,367
Deferred stock units granted (to non-employee directors)	53,527	38,810	39,966
Performance-based restricted stock and restricted stock units earned	0	0	0
Weighted average basic common shares outstanding	36,554,437	37,651,492	38,692,658

In 2016, we significantly reduced the number of shares granted as part of the annual equity awards. Specifically, we reduced the number of shares granted by 37%, as compared to the 2015 annual grant.

As of the date of this Proxy Statement, we have 284,006 stock options outstanding (with a weighted average exercise price of $21.93 and a weighted average remaining term of 2.07 years), 160,798 shares of restricted stock outstanding, 678,365 restricted stock units outstanding, 721,363 restricted performance units outstanding and 248,281 deferred stock units outstanding. Further, there are 370,199 shares remaining available for awards under the 2013 Employee Plan and 69,264 shares remaining for awards under the 2011 Director Plan (as defined in Proposal 5 below). In aggregate, these outstanding equity awards and remaining available shares, when combined with the 800,000 new shares under the 2016 Employee Plan and the 140,000 new shares under the 2016 Director Plan (as defined in Proposal 5 below), each if approved by our stockholders, result in a dilution level of less than 9%.

Equity awards are subject to our policy on recoupment of incentive compensation, which is described in detail on page 41 of this Proxy Statement. Further, our Named Executive Officers are subject to stock ownership requirements, which are described in detail on page 42 of this Proxy Statement.

Description of the 2016 Employee Plan

The complete text of the 2016 Employee Plan is attached as Appendix A. The following summary of the plan is qualified in its entirety by reference to the provisions of the plan.

Administration. The 2016 Employee Plan will be administered by the Compensation Committee of our Board of Directors (the “Compensation Committee”). Subject to the provisions of the 2016 Employee Plan, the Compensation Committee will have exclusive authority to interpret and administer the plan, to establish appropriate rules relating to the plan, to delegate some or all of its authority under the plan and to take all such steps and make all such determinations in connection with the plan and the awards granted pursuant to the plan as it may deem necessary or advisable.

Eligibility. Officers, key employees and independent contractors of our Company and subsidiaries will be eligible to participate. The Compensation Committee has the sole discretion to designate which individuals among the eligible participants will receive awards under the plan.

Shares Subject to the Plan. The number of shares being authorized for issuance under the 2016 Employee Plan is the sum of: (i) any shares of common stock that are available for issuance pursuant to the 2013 Employee Plan immediately prior to the effective date of the 2016 Employee Plan (currently, 370,199 shares); plus (ii) 800,000 new shares, subject in each case to adjustment in the event of any subsequent change in the number of issued shares of our common stock without the payment of new consideration, such as in a stock dividend, stock split or similar issuance. Shares underlying awards granted pursuant to the 2016 Employee Plan that expire, are cancelled or are forfeited will be added back into the share pool for future awards under the 2016 Employee Plan. Additionally, shares underlying awards granted pursuant to the 2013 Employee Plan that expire, are cancelled or are forfeited will also be added back into the share pool for future awards under the 2016 Employee Plan. Shares subject to awards under either the 2013 Employee Plan or the 2016 Employee Plan that are withheld, or otherwise remitted, in payment of the purchase price of an option or stock appreciation right or in satisfaction of a tax withholding obligation with respect to an award shall not be added back into the share pool for future awards under the 2016 Employee Plan.

Shares underlying “whole value” awards where the benefit of the award is not limited to the increase of value of the shares subject to the award over the fair value of the shares at the grant date of the award (such as options and stock appreciation rights) will count against the number of shares available for issuance under the 2016 Employee Plan at the rate of 1.54 shares for each share subject to these type of awards.

Types of Awards; Annual Limits on Awards. Stock appreciation rights, restricted stock, performance awards (both cash awards and equity awards), stock options (both incentive stock options and nonqualified stock options) and stock units may be granted under the 2016 Employee Plan. The maximum number of shares subject to all awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code granted during any calendar year to any one participant may not exceed 500,000. This maximum number of share of common stock underlying options and SARs granted to a single participant in any year may also not exceed 500,000. The maximum aggregate amount payable as a cash award for any performance period to a participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code is $10,000,000 per calendar year. In the case of an award with a multi-year performance period, the 500,000 share and $10,000,000 limits apply to each calendar year in the performance period.

Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive a payment equal to the difference between the fair market value of our common stock at the time of exercise of the stock appreciation right and the exercise price of the stock appreciation right established by the Compensation Committee at the time of grant. The exercise price established by the Compensation Committee may not be less than the fair market value of a share of our common stock on the grant date of the award. At the time of grant, the Compensation Committee may establish a maximum amount per share that will be payable upon exercise of a stock appreciation right, and may determine whether a stock appreciation right may be exercised (a) in lieu of all or part of a stock option; or (b) independent of the exercise of a stock option. In the Compensation Committee’s discretion, the value of a stock appreciation right may be paid in cash or common stock, or a combination thereof. The Compensation Committee will establish the term of any stock appreciation rights provided that stock appreciation rights may not be exercised more than ten years from the date of grant. The holder has no right to receive dividends or dividend equivalents on, or to vote shares subject to, stock appreciation rights until the shares are actually issued and received.

Restricted Stock. Awards of restricted stock consist of shares of our common stock that are subject to the restrictions or conditions specified by the Compensation Committee at the time of grant. During the period that the stock is restricted, holders will be entitled to vote the restricted stock without limitation. The Compensation Committee will determine whether or not a holder of restricted stock is entitled to receive dividends paid with respect to restricted stock during the period of restriction.

Performance Awards. In the discretion of the Compensation Committee, performance awards entitle the holder to receive shares of our common stock or cash, or both, upon the achievement of certain pre-established performance criteria (subject to the inclusion or exclusion of certain extraordinary events in determining if such performance criteria is achieved) during a performance period designated by the Compensation Committee. The Compensation Committee will determine whether the holder has the right to receive dividends or dividend equivalents on, or to vote shares subject to, performance awards. The Compensation Committee may determine whether any performance award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

Stock Options. Stock options entitle the holder to purchase common stock at a purchase price established by the Compensation Committee on the date of grant. The purchase price of any stock option may not be less than the fair market value of our common stock on the date of grant. The Compensation Committee will determine the terms and conditions of such stock options, including whether the options will be incentive stock options under Section 422 of the Code or nonqualified stock options, and the times at which such stock options will be exercisable. The aggregate fair market value of common stock underlying all incentive stock options held by a participant that are exercisable for the first time in a calendar year may not exceed $100,000. The term of an incentive stock option shall not exceed ten years (or five years, in certain instances). The holder of a stock option has no right to receive dividends or dividend equivalents on the stock option until the shares are actually issued and received.

Stock Units. Stock units represent the right to receive shares of our common stock at a time or upon terms designated in the award agreement. A holder of a stock unit or units does not have the rights of a stockholder until the shares are actually issued and received, including the right to vote, the holder does have the right to receive dividends or dividend equivalents on shares subject to stock units.

Minimum Vesting Period. All awards under the 2016 Employee Plan, regardless of the type of award, shall be subject to a minimum restriction period or performance period, as applicable, of one year from the date of grant, subject to two exceptions. First, the Compensation Committee may provide for earlier vesting upon a holder’s termination of service by reason of death or disability, or a change in control (as described below). Second, five percent of the total number of shares of common stock available for issuance under the 2016 Employee Plan are not subject to the minimum restriction period or performance period.

Change in Control. Awards under the plan are generally subject to a double trigger change in control provision. Specifically, awards will immediately vest if, in the event of a change in control: (i) the award no longer remains outstanding and is not substituted with an equivalent award; or (ii) if the award is substituted with an equivalent award, there is an termination by the Company without “cause” or by the participant for “good reason” following a change in control.

Subject to Clawback Policy. All awards granted under the plan will be subject, to the extent applicable, to the Company’s recoupment policy as it may be amended from time to time as well as the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act of 2002 and any similar legislation enacted in the future.

Effective Date and Duration. The 2016 Employee Plan will be effective upon approval of our stockholders at the 2016 Annual Meeting of Stockholders and shall remain effective for a period of ten years, unless our Board terminates the 2016 Employee Plan earlier.

Amendment or Modification of 2016 Employee Plan; No Unilateral Action on Outstanding Awards. Our Board of Directors may amend or modify the 2016 Employee Plan at any time except an amendment or modification: (a) increasing the number of shares of common stock that may be issued under the plan; (b) increasing the amount or type of awards that may be granted under the plan; or (c) modifying the eligibility requirements for benefits under the plan, each of which requires the approval of our stockholders. However, no amendment may reduce the amount, or change the material terms and conditions, of any outstanding award in a manner that would adversely affect a holder’s entitlements under the 2016 Employee Plan without the holder’s consent.

Prohibition on Repricing of Awards. Without the prior approval of our stockholders, the Compensation Committee may not effect a “repricing” (as defined in the 2016 Employee Plan) of any stock options, stock appreciation rights or other awards granted under the 2016 Employee Plan. Under the 2016 Employee Plan, a repricing will be deemed to mean any of the following or any action that has a similar effect: (a) the lowering of the purchase price of an option or other award after it is granted; (b) the canceling of an option or other award in exchange for another option or award at the time that the purchase price of the cancelled option or award exceeds the fair market value of the underlying stock, unless the cancellation or exchange occurs in the context of a merger, acquisition or other similar transaction; (c) the purchase of an option or other award for cash or other consideration at a time when the purchase price of the purchased option or award exceeds the fair market value of the underlying stock, unless the purchase or exchange occurs in the context of a merger, acquisition or other similar transaction; or (d) an action that is treated as a repricing under U.S. generally accepted accounting principles.

Federal Tax Consequences

Generally. A participating employee will not realize income at the time of the grant of stock options or stock appreciation rights or the award of restricted stock or stock units, and the Company will not be entitled to a deduction at such time.

Incentive Stock Options. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the stock option, no ordinary income will be realized by the holder at the time of exercise, and we will not be entitled to a deduction by reason of the exercise. The holder will realize capital gain or loss upon the sale of the acquired shares equal to the difference between the sale price and the purchase price for the shares. If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the stock option or within one year from the date of exercise of the stock option, the holder will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of: (a) the amount realized on the disposition; or (b) the fair market value of the shares on the date of exercise, over the holder’s basis in the shares. We generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the Code. In addition, the holder will realize capital gain or loss on any excess of the sale price over the fair market value on the exercise date.

Nonqualified Stock Options; Stock Appreciation Rights. Upon the exercise of a nonqualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the Code.

Performance Awards. A holder will realize ordinary income as a result of a performance award at the time the award is settled through the delivery of shares. The amount of income realized by the holder will be equal to the fair market value of the shares on the date of settlement, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the Code.

Stock Units. A holder will realize ordinary income as a result of an award of stock units at the time shares of common stock are issued, in an amount equal to the fair market value of such shares at that time. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the Code.

Section 409A Compliance. The tax consequences to the holder of an award described above assume that, to the extent any award under the 2016 Employee Plan is subject to the requirements of Section 409A of the Code, such award will comply with that section. In the event any such award that is subject to Section 409A was determined not to be in compliance with the section, the holder could be subject to earlier taxation, a penalty tax of 20% of the amount includible in gross income, and interest on federal income taxes that would have been payable if the amount were taxable when first vested.

New Plan Benefits

Currently, approximately 113 employees will be eligible to participate in the 2016 Employee Plan. The Compensation Committee will determine annually the award recipients and the actual awards granted under the plan. As these awards are discretionary, the amount of awards to be granted under the plan is not determinable as of the date of this Proxy Statement.

The closing price per share of our common stock on February 24, 2016 was $18.24.

Required Vote for Approval

Approval of the 2016 Employee Plan and the Section 162(m) performance goals set forth therein will require the affirmative vote of a majority of the shares of our common stock cast on this proposal at the 2016 Annual Meeting of Stockholders.

Our Board of Directors recommends a vote “For” the approval of the

Aegion Corporation 2016 Employee Equity Incentive Plan and

the Section 162(m) performance goals set forth therein

PROPOSAL 4: APPROVAL OF THE
AEGION CORPORATION 2016 EXECUTIVE PERFORMANCE PLAN

Under Section 162(m) of the Code, the amount of our deduction for a fiscal year relating to compensation for certain executive officers is limited to $1,000,000 per year for each such officer unless that compensation satisfies the conditions in Section 162(m) for “performance-based” compensation. One of these conditions is stockholder approval at least every five years of the material terms of the performance goals upon which compensation is based. Our 2011 Executive Performance Plan, which currently sets forth the criteria used by our Board or Compensation Committee to set goals for performance-based compensation, was last approved by our stockholders at the 2011 annual meeting. The 2016 Executive Performance Plan (the “Performance Plan”) is being submitted to the stockholders at our 2016 annual meeting to allow continued compliance with Section 162(m) and, upon approval, it will replace the 2011 Executive Performance Plan for awards granted after the date of approval of the Performance Plan by our stockholders.

Our Board of Directors believes that approval of the Performance Plan advances the interest of our Company and stockholders by providing for the payment of incentive compensation that will meet the Section 162(m) requirements for performance-based compensation thereby assuring that the compensation paid or issued will be fully deductible by us for federal tax purposes.

The following description of the material features of the Performance Plan is a summary and is qualified in its entirety by reference to the Performance Plan, a copy of which is attached to this Proxy Statement as Appendix B.

If our stockholders do not approve the Performance Plan, no additional awards will be issued pursuant to the 2011 Executive Performance Plan. The Board of Directors may make annual incentive payments for fiscal year 2016 pursuant to another plan, but any such bonuses, together with all other compensation, paid would be subject to the $1.0 million limit on deductibility.

Description of the Performance Plan

Administration of the Performance Plan. Our Compensation Committee shall have full discretionary power to administer and interpret the Performance Plan and to establish rules for its administration. In making any determinations under or referred to in the Performance Plan, our Compensation Committee shall be entitled to rely on opinions, reports or statements of employees of our Company and its affiliates and of counsel, public accountants and other professional or expert persons.

Effective Date. The Performance Plan shall become effective upon stockholder approval.

Eligibility of Performance Plan Participants. The individuals who will be eligible to participate in the Performance Plan for any performance period will consist of the “executive officers” (as such term is defined under Rule 3b-7 of the Securities Exchange Act of 1934) of our Company at the time of grant of an award for such performance period and certain “key employees” of our Company (as designated either individually or by class as participants for such performance period by our Compensation Committee). However, our Compensation Committee may exclude any individual that would otherwise meet the foregoing criteria from eligibility for participation in the Performance Plan for a performance period for any reason or for no stated reason. Thus, the number of eligible participants in the Performance Plan will vary from year to year at the discretion of our Compensation Committee.

Performance Goals. Our Compensation Committee may grant performance awards in its discretion. Performance Awards are subject to the attainment of one or more performance goals during a specified performance period. A performance period shall be at least one year, as designated by our Compensation Committee. Our Compensation Committee shall establish objective performance goals in writing not later than 90 days after the beginning of each performance period. The performance goals will be based on one or more of the following business criteria, individually or in combination, adjusted in such manner as our Compensation Committee shall determine in its sole discretion:

i.	sales, on a corporate, divisional or unit basis, including, without limitation: (A) gross sales; (B) net sales; (C) unit sales volume; and (D) aggregate product price;

ii.	share price, including, without limitation: (A) market price per share; and (B) share price appreciation;

iii.

earnings, on a corporate, divisional or unit basis, including, without limitation: (A) earnings per share, reflecting dilution of shares; (B) gross or pre-tax profits; (C) post-tax profits; (D) operating profit or net operating profit; (E) earnings net of or including dividends; (F) earnings net of or including the after-tax cost of capital; (G) earnings before (or after) interest and taxes; (H) earnings per share from continuing operations, diluted or basic; (I) earnings before (or after) interest, taxes, depreciation and amortization; (J) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items; (K) operating earnings; (L) growth in earnings or growth in earnings per share; and (M) total earnings;

iv.

return on equity, on a corporate, divisional or unit basis, including, without limitation: (A) return on equity; (B) return on invested capital; (C) return or net return on assets; (D) return on net assets; (E) return on equity; (F) return on gross sales; (G) return on investment; (H) return on capital; (I) return on committed capital; (J) financial return ratios; (K) value of assets; and (L) change in assets;

v.	cash flow(s), on a corporate, divisional or unit basis, including, without limitation: (A) operating cash flow; (B) net cash flow; (C) free cash flow; and (D) cash flow on investment;

vi.	revenue, on a corporate, divisional or unit basis, including, without limitation: (A) gross or net revenue; and (B) changes in annual revenues;

vii.	margins, on a corporate, divisional or unit basis, including, without limitation: (A) adjusted pre-tax margin; and (B) operating margins;

viii.	income, on a corporate, divisional or unit basis, including, without limitation: (A) net income; (B) consolidated net income; and (C) pre-tax income;

ix.	economic value added;

x.

costs, on a corporate, divisional or unit basis, including, without limitation: (A) operating or administrative expenses; (B) operating expenses as a percentage of revenue; (C) expense or cost levels; (D) reduction of losses, loss ratios or expense ratios; (E) reduction in fixed costs; (F) expense reduction levels; (G) operating cost or expense management or maintenance cost/expense management; and (H) cost of capital;

xi.

financial ratings, on a corporate, divisional or unit basis, including, without limitation: (A) credit rating; (B) capital expenditures; (C) debt; (D) debt reduction; (E) working capital; (F) average invested capital; (G) days sales outstanding; and (H) attainment of balance sheet or income statement objectives;

xii.

market or category share, on a corporate, divisional or unit basis, including, without limitation: (A) market share; (B) volume; (C) unit sales volume; and (D) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

xiii.

stockholder return, including, without limitation: (A) total stockholder return; (B) stockholder return based on growth measures or the attainment of a specified share price for a specified period of time; and (C) dividends;

xiv.	backlog, bookings, orders or the acquisition of work;

xv.

objective nonfinancial performance criteria on a corporate, divisional or unit basis, including, without limitation: (A) attainment of strategic and business goals; (B) regulatory compliance; (C) productivity and productivity improvements; (D) inventory turnover, average inventory turnover or inventory controls; (E) net asset turnover; (F) customer satisfaction based on specified objective goals or company-sponsored customer surveys; (G) business development; (H) objectively identified project milestones; (I) production volume levels; (J) employee satisfaction based on specified objective goals or company-sponsored employee surveys; (K) objective employee diversity goals; (L) employee turnover; (M) employee productivity; (N) specified objective environmental goals; (O) specified objective social goals; (P) specified objective goals in corporate ethics and integrity; (Q) specified objective safety goals; (R) specified objective business integration goals; (S) product diversification; (T) accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; and (U) specified objective business expansion goals or goals relating to acquisitions or divestitures; and

xvi.	succession plan development and implementation.

The payment of any award under the Performance Plan shall be subject solely to achievement of the applicable performance goal (or goals) but may be reduced by our Compensation Committee in its sole discretion based upon such factors as our Compensation Committee shall determine. Our Compensation Committee has the power to impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

Form of Payment. The Compensation Committee may settle awards in cash or through the grant of awards under the Aegion Corporation 2016 Employee Equity Incentive Plan. For more information on this plan, please see “Proposal 3: Approval of the Aegion Corporation 2016 Employee Equity Incentive Plan” on page 62 of this Proxy Statement.

Maximum Performance Plan Award. The maximum aggregate award amount that may be paid to a participant for 2016 is $10.0 million (pursuant to one or more awards under the Performance Plan for such year). Thereafter, the maximum aggregate award amount that may be paid to a participant for a calendar year will be 110% of the limit for the prior calendar year. For purposes of the maximum limit, compensation is treated as paid for the year it is otherwise allowable as a deduction by our Company for U.S. Federal income tax purposes.

Performance Plan Benefits. Because the performance award amounts payable under the Performance Plan are subject to the satisfaction of the performance targets and are discretionary in nature, it cannot be determined at this time what amounts, if any, will be received by participants under the Performance Plan with respect to the 2016 Performance Period.

Modification or Termination of the Performance Plan. Our Board may modify or terminate the Performance Plan at any time, effective at such date as our Board may determine.

New Plan Benefits

Currently, approximately six employees will be eligible to participate in the Performance Plan. The Compensation Committee will determine annually the award recipients and the actual awards granted under the plan. As these awards are discretionary, the amount of awards to be granted under the plan is not determinable as of the date of this Proxy Statement.

Required Vote for Approval

Approval of the Performance Plan and the Section 162(m) performance goals set forth therein will require the affirmative vote of a majority of the shares of our common stock cast on this proposal at the 2016 Annual Meeting of Stockholders, and such stockholder approval shall be a condition to the right of a participant to receive payment in respect of any award hereunder.

Our Board of Directors recommends a vote “For” the approval of the 2016 Executive Performance Plan and

the Section 162(m) performance goals set forth therein

PROPOSAL 5: APPROVAL OF THE
AEGION CORPORATION 2016 NON-EMPLOYEE DIRECTOR EQUITY PLAN

Our Board of Directors has adopted, subject to stockholder approval, the 2016 Non-Employee Director Equity Plan (the “2016 Director Plan”). If the 2016 Director Plan is approved by stockholders, our Board of Directors intends to terminate the 2011 Non-Employee Director Equity Plan (the “2011 Director Plan”) and cancel the authority to grant new awards under the 2011 Director Plan. There are currently approximately 69,264 shares which are authorized for issuance, and not otherwise subject to an outstanding award, under the 2011 Director Plan. Non-employee directors may receive awards of deferred stock units under our 2011 Director Plan at the Board’s April meeting as part of their annual compensation package. Upon effectiveness of the 2016 Director Plan, any shares remaining under the 2011 Director Plan will no longer be available for future awards under the 2011 Director Plan, but will be added to the total number of shares authorized for issuance under the 2016 Director Plan.

Please see “Proposal 3: Approval of the Aegion Corporation 2016 Employee Equity Incentive Plan” on page 62 of this Proxy Statement for a summary of our historic use of equity, currently outstanding awards and dilution, taking into consideration equity granted to both employees and non-employee directors.

The following description of the material features of the 2016 Director Plan is a summary and is qualified in its entirety by reference to the 2016 Director Plan, a copy of which is attached to this Proxy Statement as Appendix C.

Description of the 2016 Director Plan

Administration. The 2016 Director Plan will be administered by our Board of Directors. Subject to the provisions of the plan, our Board of Directors will have exclusive authority to interpret and administer the plan, to establish, amend and rescind any rules and regulations relating to the plan and to take all steps and make all determinations necessary or advisable for the administration of the plan.

Eligibility. All of our directors who are not employed by us or any of our affiliates during a calendar year will be eligible to participate in awards made pursuant to the plan with respect to such calendar year.

Shares Subject to the Plan. The number of shares being authorized for issuance under the 2016 Director Plan is the sum of: (i) any shares that are available for issuance under the 2011 Director Plan immediately prior to the effective date of the 2016 Director Plan (currently, 69,264 shares); plus (ii) 140,000 new shares, subject in each case to adjustment in the event of any subsequent change in the number of issued shares of our common stock without new consideration, such as in a stock dividend, stock split or similar issuance. Shares underlying stock units that are forfeited or cancelled, or are settled in cash, shall be added back to the number of shares that shall be available for subsequent issuance under the 2016 Director Plan.

Maximum Individual Award. The aggregate value of the awards granted to any participant other than the Chairman of the Board shall not exceed $250,000 in any calendar year. The aggregate value of the awards granted to the Chairman of the Board shall not exceed $350,000 in any calendar year.

Stock Units. Stock units are the only type of award that can be granted under the 2016 Director Plan. Stock units represent the right to receive shares of our common stock at a time or upon terms designated in the award agreement; provided, however, that in no case shall the shares underlying the stock units be issuable prior to the third anniversary of the date of grant, except in case of death or retirement of the director. Our Board of Directors may in its discretion provide in the award agreement that the holder will be entitled to payments in cash, or adjustments in the number of stock units, equivalent in value to the dividends on our common stock as if the stock units were shares of common stock at our dividend payment dates. If a director elects to receive stock units in lieu of his annual cash compensation due for board and/or committee service (which election must be made before the beginning of the calendar year during which the director’s service is being performed), the shares underlying these stock units are issuable upon the later of (i) one-year anniversary of the date of such grant and (ii) the date specified by the director in the deferral election.

No Rights as a Stockholder. Except for dividend equivalent payments that may be applicable to stock units (in those instances in which the Board, in its discretion, has expressly provided for such payments), holders of stock units will not have any rights as a stockholder on the basis of the awards.

Effective Date, Amendments and Duration. The 2016 Director Plan will be effective the day after it receives approval of our stockholders at the 2016 Annual Meeting.

Our Board of Directors may amend or modify the 2016 Director Plan at any time except an amendment or modification (i) changing selection or eligibility requirements under the plan, (ii) increasing the number of shares of common stock that may be issued under the plan, or (iii) increasing the amount or type of benefits that may be granted under the plan. Our Board may not reduce the amount or change the terms and conditions of any outstanding stock unit without the holder’s consent.

The 2016 Director Plan will be effective for a period of ten years from the effective date unless our Board of Directors terminates the plan earlier or extends it past such effective date. The Board of Directors may suspend or terminate the plan at any time and for any reason.

Federal Tax Consequences

No income will be realized upon grant by the holders of stock units, and we will not be entitled to a deduction at such time.

A holder will realize ordinary income as a result of an award of stock units in an amount equal to the fair market value of such shares at the time shares of common stock underlying any stock unit awards are issued. We will be entitled to a corresponding deduction equal to the income realized in the year that the shares are issued.

The tax consequences to the holder of an award described above assume that, to the extent any award under the plan is subject to the requirements of Section 409A of the Code, such award will comply with that section. In the event any such award that is subject to Section 409A was determined not to be in compliance with the section, the holder could be subject to earlier taxation, a penalty tax of 20% of the amount includible in gross income, and interest on federal income taxes that would have been payable if the amount were taxable when first deferred.

New Plan Benefits

Currently, our eight non-employee directors will be eligible to participate in the 2016 Director Plan. Awards will be granted under the plan in the discretion of our Board of Directors and may vary year to year. Thus, the amount of stock units to be granted under the plan is not determinable as of the date of this Proxy Statement. However, please see “Director Compensation” beginning on page 22 of this Proxy Statement for an example of awards that would have been granted under the plan had it been in effect during 2015.

The closing price per share of our common stock on The Nasdaq Stock Market on February 24, 2016 was $18.24.

Required Vote for Approval

The required vote for approval of the 2016 Director Plan is the affirmative vote of a majority of the shares of common stock cast on this proposal at our 2016 Annual Meeting of Stockholders.

Our Board of Directors recommends a vote “For” the approval of the 2016 Non-Employee Director Equity Plan.

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors, upon the recommendation of the Audit Committee of the Board, has appointed PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016. A resolution will be presented at the meeting to ratify the appointment of PricewaterhouseCoopers LLP.

PricewaterhouseCoopers LLP served as our independent auditors for the year ended December 31, 2015. A representative of PricewaterhouseCoopers LLP is expected to be present at our 2016 Annual Meeting of Stockholders to respond to appropriate questions from our stockholders and to make a statement if they so desire.

Independent Auditors’ Fees

Consistent with its charter adopted by our Board of Directors, the Audit Committee pre-approves all auditing services and all non-audit services (to the extent such non-audit services are permissible) to be provided by our independent auditors. Proposed audit and non-audit services are presented to our Audit Committee periodically for pre-approval, based on a budget that includes a description of, and a budgeted amount for, particular categories of audit services, non-audit services, tax services and other services. Our Audit Committee’s approval is required to exceed the budgeted amount. In addition, as permitted by law, the Chair of our Audit Committee may pre-approve services or changes to estimated, approved fees. If our Audit Committee Chair pre-approves services on behalf of the Audit Committee, the services are presented to our Audit Committee for ratification at its next regularly scheduled meeting.

In our two most recent fiscal years, we paid the following amounts to our independent auditors, all of which were approved by our Audit Committee:

	2015	2014(1)
Audit Fees	$2,591,500	$2,726,050
Audit-Related Fees	191,000	50,000
Tax Fees	93,205	120,150
All Other Fees	—	—
Total	$2,875,705	$2,896,200

____________________

(1)

2014 Audit Fees have been revised from the amount presented in our 2014 Proxy Statement to include subsequent amounts billed for services performed during 2014. The 2014 Proxy Statement reported audit fees of $2,637,050.

Audit Fees. In 2015, we paid an aggregate of $2,591,500 to PricewaterhouseCoopers LLP for (i) the 2015 fiscal year audit, (ii) the review of the financial statements included in our 2015 quarterly reports on Form 10-Q, (iii) statutory and subsidiary audits, and (iv) audit efforts relating to internal controls over financial reporting. In 2014, we paid an aggregate of $2,726,050 to PricewaterhouseCoopers LLP for (i) the 2014 fiscal year audit, (ii) the review of the financial statements included in our 2014 quarterly reports on Form 10-Q, (iii) statutory and subsidiary audits, and (iv) audit efforts relating to internal controls over financial reporting.

Audit-Related Fees. In 2015, we paid PricewaterhouseCoopers LLP $191,000 for audit-related services for due diligence. In 2014, we paid PricewaterhouseCoopers LLP $50,000 for audit-related services for due diligence.

Tax Fees. In 2015, we paid an aggregate of $93,205 for tax, tax compliance and tax preparation services. In 2014, we paid an aggregate of $120,150 for tax, tax compliance and tax preparation services.

All Other Fees. In 2015 and 2014, PricewaterhouseCoopers LLP did not perform any services for us other than those described above.

We intend to use our independent auditors to provide only audit, audit-related and tax services in the future.

Vote Required for Ratification of the Appointment of Independent Auditors

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016 will require the affirmative vote of a majority of the shares of our common stock cast on this proposal at the 2016 Annual Meeting of Stockholders.

Our Board of Directors recommends a vote “For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016.

OTHER MATTERS

Our Board does not know of any other matters that may be brought before the 2016 Annual Meeting of Stockholders. However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy card to vote the shares represented thereby in accordance with their judgment on such matters.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this Proxy Statement or our 2015 Annual Report is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of this Proxy Statement or 2015 Annual Report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of this Proxy Statement or 2015 Annual Report, you may call us at (636) 530-8000 or send a written request to Aegion Corporation, 17988 Edison Avenue, Chesterfield, Missouri 63005, Attention: Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of this Proxy Statement or Annual Report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

STOCKHOLDER PROPOSALS

Our By-Laws provide that, in order for a stockholder to nominate a candidate for director or to bring other business before a meeting of stockholders, the stockholder must have given timely notice thereof in writing to our Secretary at our principal executive office.

For the nomination of candidates for election as directors to be timely brought before a meeting by a stockholder, a stockholder’s notice shall be delivered: (a) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (which for the 2017 Annual Meeting of Stockholders would be January 20, 2017 and December 21, 2016, respectively); and (b) with respect to an election to be held at a special meeting of stockholders (i) not earlier than the 120th day prior to such special meeting and (ii) not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees to be elected at such meeting.

In the event that the number of directors to be elected to our Board at an annual meeting is increased and there is no public announcement naming all of the nominees for directors or specifying the size of the increased Board made by us at least 60 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered not later than the close of business on the 10th day following the day on which such public announcement of the date of such meeting is first made.

For business other than nominations of candidates for and the election of directors to be timely brought before a meeting by a stockholder, a stockholder’s notice shall be delivered to or mailed to and received by our Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (which for the 2017 Annual Meeting of Stockholders would be January 20, 2017 and December 21, 2016 respectively).

However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, for a notice by the stockholder for these purposes to be timely, it must be so delivered: (a) not earlier than the 120th day prior to such annual meeting; and (b) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in our By-Laws) of the date of such meeting is first made.

Any written notice of a stockholder proposal, including a proposal for the nomination of candidates for election as director, must include the information and representations required by our By-Laws and, in the case of a notice of nomination of directors, all information relating to each person whom the stockholder proposes to nominate for election or reelection as a director, that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected).

The chairman of any meeting of stockholders for the election of directors or other business and the Board may refuse to acknowledge the nomination of any person or permit any business to be brought without compliance with the procedures set forth in our By-Laws or if the stockholder solicits proxies in support of such stockholder’s nominee(s) or proposal for other business without such stockholder having made the representations required by our By-Laws. If a stockholder does not appear or send a qualified representative (as defined in our By-Laws) to present the nomination or proposal at such meeting, we are not required to present such nomination or proposal for a vote at such meeting, notwithstanding that proxies in respect of such nomination or proposal may have been received by us. The foregoing requirements are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in our Proxy Statement.

Under the proxy rules of the Securities and Exchange Commission, a stockholder wishing to include a stockholder proposal in our Proxy Statement must submit the proposal to us not later than 120 calendar days before the first release date of the prior year’s annual meeting Proxy Statement. For the 2017 Annual Meeting of Stockholders, this date would be November 11, 2016. This rule is independent of the procedures mandated in our By-Laws with respect to the ability of a stockholder to present stockholder proposals at an annual meeting as stated above.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Our Board has an informal process in place for our stockholders to communicate with directors. Any stockholder wishing to contact our Board or one of our directors can write to:

Board of Directors

c/o Aegion Corporation

17988 Edison Avenue

Chesterfield, Missouri 63005

All correspondence received by us and addressed as indicated above will be reviewed by appropriate Aegion personnel and promptly forwarded to our Chairman of the Board and/or to the appropriate director. Communications that relate to our accounting, internal accounting controls or auditing matters will also be referred to the Chair of our Board’s Audit Committee.

Although our Board does not have an express policy regarding director attendance at our annual meetings of stockholders, we anticipate that all directors will attend this year’s 2016 Annual Meeting of Stockholders. All nine of our directors attended our 2015 Annual Meeting of Stockholders.

David F. Morris Secretary

Chesterfield, Missouri

March 11, 2016

APPENDIX A

Aegion Corporation

2016 Employee Equity Incentive Plan

1.

Purpose and Nature of Plan. The purpose of this 2016 Employee Equity Incentive Plan (the “Plan”) of Aegion Corporation (the “Company”) is to encourage officers, key employees and independent contractors of the Company, and such subsidiaries of the Company as the Compensation Committee may designate, to acquire shares of Class A $0.01 par value common stock of the Company (“Common Stock”) or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such officers, key employees or independent contractors and the Company and thus provide an incentive for employees to contribute to the success of the Company and align the interests of officers, key employees or independent contractors with the interests of the stockholders of the Company.

2.

Administration. This Plan shall be administered by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company, which shall have full and final authority, in its discretion, in each case subject to and consistent with the provisions of this Plan.

The authority to select persons eligible to participate in this Plan (each such person, a “Participant”), to grant awards in accordance with this Plan (each such grant under this Plan, an “Award”), and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various Participants or with respect to different grants to the same Participant), may be exercised by the Compensation Committee.

Subject to the provisions of this Plan, the Compensation Committee shall have exclusive authority to interpret and administer this Plan, to establish appropriate rules relating to this Plan, to delegate some or all of its authority under this Plan and to take all such steps and make all such determinations in connection with this Plan and the Awards as it may deem necessary or advisable. Absent manifest error, any determination or action undertaken by the Committee in the exercise of its authority with respect to the matters described in this Section 2 shall be final, binding, and conclusive on all interested persons.

3.

Shares Reserved Under the Plan. Subject to the provisions of Section 12 (relating to adjustment for changes in capital stock) the total number of shares of Common Stock reserved and available for issuance in connection with awards under this Plan (the “Plan Maximum”) shall be the sum of:

(a)	any shares of Common Stock that are available for issuance immediately prior to the Effective Date under the Aegion Corporation 2013 Employee Equity Incentive Plan (“Prior Plan”); and

(b)	Eight Hundred Thousand (800,000) additional shares of Common Stock, subject to approval by the holders of a majority of the outstanding voting stock of the Company;

provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed One Million One Hundred Thousand (1,100,000) (as adjusted in accordance with Section 12). The shares of Common Stock issued under this Plan may be made available from authorized but unissued shares or shares re-acquired by the Company, including shares purchased in the open market or in private transactions.

After adoption of this Plan by the stockholders of the Company, all shares of Common Stock otherwise available for awards under the Prior Plan (but not subject to outstanding awards thereunder) at such time shall be unavailable for issuance under the Prior Plan but rather shall be issued under this Plan in accordance with the provisions hereof. In addition, all shares of Common Stock underlying expired, canceled or forfeited awards under the Prior Plan that would have been added back under the share counting provisions of the Prior Plan upon the expiration, cancellation or forfeiture of such award shall also be unavailable for issuance under the Prior Plan upon the expiration, cancellation or forfeiture of such award and shall instead be available for issuance under this Plan in accordance with the provisions hereof.

Subject to the share counting rule in the next paragraph, shares of Common Stock underlying grants of outstanding Options, SARs, Stock Units, Restricted Stock or Performance Awards (each as defined below) will reduce the Plan Maximum. Shares underlying expired, canceled or forfeited Options, SARs, Stock Units, Restricted Stock or Performance Awards shall be added back to the Plan Maximum. If the exercise price of Options is paid by delivery of shares of Common Stock, or if shares of Common Stock are withheld from a distribution in payment of the exercise price, the Plan Maximum shall not be increased by the number of shares so paid or withheld. If the number of shares of Common Stock issued in connection with the exercise of a SAR exceeds the number of underlying shares, such excess shall further reduce the Plan Maximum. Shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations with respect to Awards shall not be added back to the Plan Maximum. Shares of Common Stock repurchased on the open market with the proceeds of an Option exercise shall not be added back to the Plan Maximum.

Awards other than Options, SARs and any other Award where the benefit to the Participant is not limited to the increase in value of the shares of Common Stock subject to the award over the “Fair Market Value” (as defined below) of such shares on the date of grant, shall be counted against the Plan Maximum in a 1.54-to-1 ratio. For purposes of this Plan, “Fair Market Value” will be deemed to be the closing transaction price of the Common Stock as of the relevant date on the Nasdaq Global Select Market, or such other primary national securities exchange on which the Common Stock is then-listed or, if no such price is reported for that date, the closing transaction price on the next preceding date for which such price was reported, unless determined otherwise by the Compensation Committee.

Subject to Section 12, the aggregate number of shares of Common Stock subject to all awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), granted during any calendar year to any one Participant shall not exceed 500,000.

The maximum number of shares of Common Stock underlying Options and SARs granted to a single Participant in any year shall not exceed 500,000 shares.

The maximum aggregate amount payable as a cash award for any performance period to a Participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be $10,000,000 per calendar year. In the case of an award with a multi-year performance period, the 500,000 share and $10,000,000 limit shall apply to each calendar year in the performance period.

4.

Participants. Participants will consist of such officers, key employees and independent contractors of the Company or any designated subsidiary as the Compensation Committee shall determine.  Designation of a Participant in any year shall not require the Compensation Committee to designate such person to receive an Award in any other year or to receive the same type or amount of Award as granted to the Participant in any other year or as granted to any other Participant in any year.  The Compensation Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

5.

Types of Awards. The following Awards may be granted under this Plan: (a) stock appreciation rights (“SARs”); (b) restricted stock (“Restricted Stock”); (c) performance awards (“Performance Awards”); (d) incentive stock options (“ISOs”); (e) nonqualified stock options (“NQSOs”) (and together with ISOs, “Options”); and (f) stock units (“Stock Units”), all as described below.

6.

Stock Appreciation Rights. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Compensation Committee, subject to such terms and conditions set forth in a SAR agreement as may be established by the Compensation Committee. The exercise price of a SAR may not be less than the Fair Market Value of a share of Common Stock on the date of grant. At the sole discretion of the Compensation Committee, SARs may be exercised: (a) in lieu of all or part of an Option; (b) independent of an Option; or (c) both of the above in connection with a previously awarded Option under this Plan. If the Option referred to in clause (a), (b) or (c) of the preceding sentence is an ISO, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. On the date of grant, the Compensation Committee may establish a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR.  In connection with the grant of an Award, the Compensation Committee may provide that payment for SARs may be made in cash or shares of Common Stock, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Compensation Committee. Dividend equivalents shall not be awarded in conjunction with a SAR.

7.

Restricted Stock. Restricted Stock is Common Stock issued or transferred under this Plan (other than upon exercise of Options or SARs, as applicable, or as Performance Awards) at any purchase price less than the Fair Market Value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Compensation Committee.  In the case of any Restricted Stock:

(a)	any required purchase price will be determined by the Compensation Committee;

(b)	the period of restriction shall be established by the Compensation Committee for any grants of Restricted Stock;

(c)

Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the Participant’s employment or service within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Compensation Committee deems appropriate;

(d)	the Compensation Committee shall determine whether the Participant shall be entitled to dividends paid with respect to Restricted Stock during the period of restriction;

(e)	the Participant shall be entitled to vote the Restricted Stock during the period of restriction; and

(f)

the Compensation Committee shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

8.

Performance Awards. Performance Awards are grants of Common Stock, stock units or monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Compensation Committee are achieved over a period of time designated by the Compensation Committee.  The Committee may determine whether any Performance Award is intended to meet the requirements for “qualified performance-based compensation” as that term is used in Section 162(m) of the Code.

(a)

To the extent that a Performance Award is intended to qualify as “qualified performance-based compensation" the following requirements set forth in this Section 8(a) shall apply:

The goals established by the Compensation Committee may include any of the following:

i.	sales, on a corporate, divisional or unit basis, including, without limitation: (A) gross sales; (B) net sales; (C) unit sales volume; and (D) aggregate product price;

ii.	share price, including, without limitation: (A) market price per share; and (B) share price appreciation;

iii.

earnings, on a corporate, divisional or unit basis, including, without limitation: (A) earnings per share, reflecting dilution of shares; (B) gross or pre-tax profits; (C) post-tax profits; (D) operating profit or net operating profit; (E) earnings net of or including dividends; (F) earnings net of or including the after-tax cost of capital; (G) earnings before (or after) interest and taxes (“EBIT”); (H) earnings per share from continuing operations, diluted or basic; (I) earnings before (or after) interest, taxes, depreciation and amortization (“EBITDA”); (J) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items; (K) operating earnings; (L) growth in earnings or growth in earnings per share; and (M) total earnings;

iv.

return on equity, on a corporate, divisional or unit basis, including, without limitation: (A) return on equity; (B) return on invested capital; (C) return or net return on assets; (D) return on net assets; (E) return on equity; (F) return on gross sales; (G) return on investment; (H) return on capital; (I) return on committed capital; (J) financial return ratios; (K) value of assets; and (L) change in assets;

v.	cash flow(s), on a corporate, divisional or unit basis, including, without limitation: (A) operating cash flow; (B) net cash flow; (C) free cash flow; and (D) cash flow on investment;

vi.	revenue, on a corporate, divisional or unit basis, including, without limitation: (A) gross or net revenue; and (B) changes in annual revenues;

vii.	margins, on a corporate, divisional or unit basis, including, without limitation: (A) adjusted pre-tax margin; and (B) operating margins;

viii.	income, on a corporate, divisional or unit basis, including, without limitation: (A) net income; (B) consolidated net income; and (C) pre-tax income;

ix.	economic value added;

x.

costs, on a corporate, divisional or unit basis, including, without limitation: (A) operating or administrative expenses; (B) operating expenses as a percentage of revenue; (C) expense or cost levels; (D) reduction of losses, loss ratios or expense ratios; (E) reduction in fixed costs; (F) expense reduction levels; (G) operating cost or expense management or maintenance cost/expense management; and (H) cost of capital;

xi.

financial ratings, on a corporate, divisional or unit basis, including, without limitation: (A) credit rating; (B) capital expenditures; (C) debt; (D) debt reduction; (E) working capital; (F) average invested capital; (G) days sales outstanding; and (H) attainment of balance sheet or income statement objectives;

xii.

market or category share, on a corporate, divisional or unit basis, including, without limitation: (A) market share; (B) volume; (C) unit sales volume; and (D) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

xiii.

stockholder return, including, without limitation: (A) total stockholder return; (B) stockholder return based on growth measures or the attainment of a specified share price for a specified period of time; and (C) dividends;

xiv.	backlog, bookings, orders or the acquisition of work;

xv.

objective nonfinancial performance criteria on a corporate, divisional or unit basis, including, without limitation: (A) attainment of strategic and business goals; (B) regulatory compliance; (C) productivity and productivity improvements; (D) inventory turnover, average inventory turnover or inventory controls; (E) net asset turnover; (F) customer satisfaction based on specified objective goals or company-sponsored customer surveys; (G) business development; (H) objectively identified project milestones; (I) production volume levels; (J) employee satisfaction based on specified objective goals or company-sponsored employee surveys; (K) objective employee diversity goals; (L) employee turnover; (M) employee productivity; (N) specified objective environmental goals; (O) specified objective social goals; (P) specified objective goals in corporate ethics and integrity; (Q) specified objective safety goals; (R) specified objective business integration goals; (S) product diversification; (T) accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; and (U) specified objective business expansion goals or goals relating to acquisitions or divestitures; and

xvi.	succession plan development and implementation.

Any of the above performance goals may be determined on an absolute or relative basis, or, if applicable, in comparison to the performance of a published index selected by the Compensation Committee. More than one performance goal may apply to a Performance Award, and the Performance Award may be paid if only one of the goals related to the Performance Award is achieved for the applicable performance period.

The Committee may provide in any Performance Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code that any evaluation of performance shall include or exclude any of the following items: (1) operating results and/or losses associated with the write-down of assets of a subsidiary, business unit or division that has been designated by the Board as a discontinued business operation or to be liquidated; (2) gains or losses on the sale of any subsidiary, business unit or division, or the assets or business thereof; (3) gains or losses from the disposition of material capital assets (other than in a transaction described in subsection (ii)) or the refinancing of indebtedness, including, among other things, any make-whole payments and prepayment fees; (4) losses associated with the write-down of goodwill or other intangible assets of the Company due to the determination under applicable accounting standards that the assets have been impaired; (5) gains or losses from material property casualty occurrences or condemnation awards taking into account the proceeds paid by insurance companies and other third parties in connection with the casualty or condemnation; (6) any income statement effect resulting from a change in tax laws, accounting principles (including, without limitation, generally accepted accounting principles), regulations, or other laws regulations affecting reported results, except, in each case, to the extent the effect of such a change is already reflected in the target Net Income amount; (7) reorganization or restructuring charges and acquisition- or divestiture-related transaction expenses and costs; (8) any gains or losses from unusual nonrecurring or extraordinary items; (9) operating results of any entity or business acquired or disposed of during the Plan Year, except, in the case of an acquisition, to the extent such entity or business was included in the Company’s operating business plan for the Play Year or, in the case of a disposition, to the extent such entity or business was not included in the Company’s operating business plan for the Plan Year; (10) any gain or loss resulting from currency fluctuations or translations as set forth in the Aegion Corporation Foreign Exchange Rate Policy for Annual Incentive Plan and Long Term Incentive Plan; (11) any other material income or loss item the realization of which is not directly attributable to the actions of current senior management of the Company; and (12) the income taxes (benefits) of any of the above-designated gains or losses.

Any other conditions and requirements set forth in Section 162(m) of the Code for “qualified performance-based compensation” (including but not limited to any requirements that are described in this subparagraph) shall apply to Performance Awards awarded pursuant to this Section 8(a). The Compensation Committee will designate the eligible Participants and establish the applicable performance goals no later than 90 days following the commencement of the applicable performance period (or such earlier or later date permitted or required by Section 162(m) of the Code)). Any payment of an Award granted with such performance goals shall be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied. In the event the pre-established performance goals are not achieved at the conclusion of the applicable performance period, no payment shall be made to the Participant.  Actual payment of the Award earned shall be in cash or in Common Stock or in a combination of both, as the Compensation Committee determines.  If Common Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. Anything in the Plan or an Award agreement to the contrary notwithstanding, the Compensation Committee may, in its discretion, reduce the amount of any Performance Award based on such criteria as it shall determine.

(b)

The Compensation Committee may also grant Performance Awards not intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. With respect to such Performance Awards, the Compensation Committee may establish performance goals based on any criteria it deems appropriate and shall not be required to follow the procedures or requirements specified in Section 8(a).

(c)	Dividend equivalents may be awarded in conjunction with Performance Awards (whether such Performance Awards fall within subclause (a) or (b) above).

9.

Incentive Stock Options. ISOs are stock options to purchase shares of Common Stock at not less than 100% (or 110% in the case of Participants to whom Treas. Reg. 1.422-2(f)(1) applies) of the Fair Market Value on the date the option is granted, subject to such terms and conditions set forth in an option agreement as may be established by the Compensation Committee that conform to the requirements of Section 422 of the Code.  Such purchase price may be paid: (a) by check; (b) if the Compensation Committee so provides, by the delivery of shares of Common Stock owned by the Participant or (c) by a combination of any of the foregoing, in the manner provided in the option agreement.  The term of an ISO shall not exceed ten years (or five years in the case of Participants to whom Treas. Reg. 1.422-2(f)(1) applies). The aggregate Fair Market Value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000.  Dividend equivalents shall not be awarded in conjunction with ISOs.

10.

Nonqualified Stock Options. NQSOs are nonqualified stock options subject to Sections 83 and 409A of the Code which entitle the Participant to purchase shares of Common Stock at purchase prices established by the Compensation Committee on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Compensation Committee.  The exercise price of a NQSO may not be less than the Fair Market Value of a share of Common Stock on the date of grant.  The term of a NQSO shall not exceed ten years.  Subject to the option agreement, the purchase price may be paid by check or shares of Common Stock.  Alternatively, the option exercise may be settled by transferring the net number of shares with a value equal to the excess of the Fair Market Value at the time of the exercise of the shares of Common Stock subject to the exercise over the exercise price of such shares.  Subject to the option agreement, shares of Common Stock also may be withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations with respect to exercise of a stock option.  Dividend equivalents shall not be awarded in conjunction with NQSOs.

11.

Stock Units. A Stock Unit represents the right to receive a share of Common Stock from the Company at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Compensation Committee. A Participant does not have the rights of a stockholder until receipt of the Common Stock. Subject to the Stock Unit agreement, shares of Common Stock may be withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations with respect to the Stock Units.  Dividend equivalents may be awarded in conjunction with Stock Units.

12.

Minimum Vesting. Except as otherwise provided herein, any Award shall have a minimum restriction period or performance period, as applicable, of one year from the date of grant; provided, however, that the Compensation Committee may provide for earlier vesting upon a Participant’s termination of employment or service by reason of death or disability, or a Change in Control (as defined in Section 16). Notwithstanding any provision herein to the contrary, 5% of the total number of shares of Common Stock available for allotment and issuance, transfer, or delivery under the Plan (the “Excepted Shares”) shall not be subject to the minimum restriction period or performance period, as applicable, described in the preceding sentence, it being understood that the Compensation Committee may, in its discretion, and at the time an Award is granted, designate any shares of Common Stock that are subject to such Award as Excepted Shares; provided, however, that, in no event shall the Compensation Committee designate any such shares of Common Stock as Excepted Shares after the time such Award is granted.

13.	Adjustment Provisions.

(a)

If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed.  Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

(b)

Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board may authorize the issuance or assumption of awards in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

14.

Nontransferability. Each Award to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under this Plan may be transferred, without consideration, to a Permitted Transferee (as defined below).  Awards shall be exercisable, during the Participant’s lifetime, only by the Participant or a Permitted Transferee.  Awards may not be transferred to a third party for value, without stockholder approval.  In the event of the death of a Participant, exercise or payment shall be made only:

(a)

By or to the Permitted Transferee, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution; and

(b)	To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section, “Permitted Transferee” shall include: (1) one or more members of the Participant’s family; (2) one or more trusts for the benefit of the Participant and/or one or more members of the Participant’s family; or (3) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and members of the Participant’s family exceed 80% of all interests.  For this purpose, the Participant’s family shall include only the Participant’s spouse, children and grandchildren. As a condition to any transfer of an Award to a Permitted Transferee hereunder (or any exercise of rights under an Award by a Permitted Transferee, as the case may be), such Permitted Transferee expressly agrees to be bound by all of the terms and conditions of the applicable Award and any related award agreements.

15.

Taxes. The Company may require any Participant entitled to an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements or such other statutorily permissible amount as amended from time to time. In the case of an Award payable in Common Stock, the Company may permit or require a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such Participant or to repurchase shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Compensation Committee may establish from time to time. The Company shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

16.

Change in Control. Unless specifically provided to the contrary in any award agreement or by the Compensation Committee prior to a Change in Control, upon a “Change in Control” (as defined hereafter): (a) unless an Award remains outstanding or is substituted with a Substitute Equivalent Award (as defined hereafter) by the successor organization (the “Successor”), any Award shall become fully vested (except in the case of Performance Awards, which shall vest based on actual results or, if actual results cannot be determined, at target prorated to reflect that portion of the applicable performance period that has elapsed as of such date) and exercisable, any repurchase or resale restrictions applicable to such Award shall automatically lapse and such Award shall expire, all at such times and on such conditions as the Compensation Committee shall determine; and (b) if an Award is substituted with a Substitute Equivalent Award and the Participant’s employment with the Successor is terminated without “cause” or for “good reason” (as such terms are defined in the applicable award agreement), the Substitute Equivalent Award shall become fully vested (except in the case of Performance Awards, which shall vest based on actual results or, if actual results cannot be determined, at target prorated to reflect that portion of the applicable performance period that has elapsed as of such date) and exercisable and any repurchase or resale restrictions applicable to such Award shall automatically lapse. For purposes of this Plan:

(a)	A “Change in Control” shall mean:

i.

the acquisition by one person, or more than one person acting as a group, in a transaction or series of related transactions, of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 30% of the total fair market value or total voting power of the stock of the Company; and/or

ii.

a majority of the members of the Company’s board of directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election; and/or

iii.

the consummation of a merger or consolidation of the Company other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; and/or

iv.

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is a consummated sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof, “person” shall mean any person, entity or “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that such term shall not include (i) the Company or any of its affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

(b)	A “Substitute Equivalent Award” shall mean an award that the Successor may substitute for the Award awarded pursuant to this Plan that:

i.	has a value at least equal to the value of the Award awarded pursuant to this Plan as determined by the Compensation Committee;

ii.	relates to a publicly-traded equity security of the Successor involved in the Change in Control or another entity that is affiliated with the Company or the Successor following the Change in Control;

iii.	is the same type of award as the Award; and

iv.	has other terms and conditions that are not less favorable to the Participant than the terms and conditions of the Award awarded pursuant to this Plan, as determined by the Compensation Committee.

17.

No Right to Continued Employment. A Participant’s right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under this Plan.

18.

Forfeiture; Recoupment. Notwithstanding any provision in this Plan or any Award agreement to the contrary, Awards will be subject, to the extent applicable, to: (a) the terms and conditions of the Company’s recoupment policy (as previously adopted, and as may be amended and restated from time to time); and (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd Frank Act”), the Sarbanes-Oxley Act of 2002, as amended, and rules, regulations and binding, published guidance thereunder, and any similar legislation that may be enacted subsequent to the date hereof (including any rules, regulations and binding, published guidance thereunder). Without limiting the generality of the foregoing, the Company may, in its sole discretion, implement any recoupment policies or make any changes to the Company’s existing recoupment policies as the Company deems necessary or advisable in order to company with applicable law or regulatory guidance (including, without limitation, the Dodd-Frank Act).

19.

Duration. No Award shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein.

20.

Repricing; Beneficial Tax Treatment. Without the prior approval of the Company’s stockholders, the Company will not effect a “repricing” (as defined below) of any Options or other Awards granted under the terms of this Plan.  For purposes of the immediately preceding sentence, a “repricing” shall be deemed to mean any of the following actions or any other action having the same effect: (a) the lowering of the purchase price of an Option or other Award after it is granted; (b) the canceling of an Option or other Award in exchange for another Option or Award at a time when the purchase price of the cancelled Option or Award exceeds the Fair Market Value of the underlying stock (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); (c) the purchase of an Option or other Award for cash or other consideration at a time when the purchase price of the purchased Option or Award exceeds the Fair Market Value of the underlying stock (unless the purchase occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); or (d) an action that is treated as a repricing under U.S. generally accepted accounting principles.  To the extent that any Options or other Awards which may be granted within the terms of this Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of this Plan and the sole discretion of the Compensation Committee, and to the extent that any such Options or other Awards would so qualify within the terms of this Plan, the Compensation Committee shall have full and complete authority to grant Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Options or other Awards which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Options or other Awards.

21.

Amendment and Termination. The Board may amend this Plan from time to time or terminate this Plan at any time.  However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the material terms and conditions thereof in a manner that would adversely affect a Participant’s entitlements hereunder without the Participant’s consent.  No amendment of this Plan shall, without approval of the stockholders of the Company, (a) increase the total number of shares which may be issued under this Plan or increase the amount or type of Awards that may be granted under this Plan; or (b) modify the requirements as to eligibility for Awards.

22.

Rules of Construction; Governing Law. The terms of this Plan (including its validity, construction, and effect) and any agreement containing the terms and conditions of an Award made pursuant to this Plan, shall be interpreted in accordance with the laws of the State of Missouri.

23.

Compliance with Section 409A. The Company intends that Awards made hereunder shall comply with Section 409A to the extent subject thereto or an exemption therefrom, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a Separation from Service. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). For purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan that constitutes deferred compensation subject to Section 409A shall be construed as a separate identified payment for purposes of Section 409A. Notwithstanding anything to the contrary in the Plan, with respect to an Award that constitutes deferred compensation under Section 409A and for which payment or settlement of the Award will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A; to the extent that the event does not so qualify as one of the foregoing for purposes of Section 409A, then the occurrence of that event shall in no way affect the timing of payment or settlement of such Award. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

24.	Effective Date. This Aegion Corporation 2016 Employee Equity Incentive Plan shall become effective as of the date (the “Effective Date”) it is approved by the stockholders of the Company.

APPENDIX B

Aegion Corporation

2016 Executive Performance Plan

1.

Purpose. Section 162(m) of the Code limits to $1,000,000 the amount of an employer’s deduction for a taxable year relating to compensation for certain executive officers, with exceptions for specific types of compensation such as qualified performance-based compensation. The Plan is intended to provide for the payment of qualified performance-based compensation in the form of incentive compensation that is not subject to the Section 162(m) deduction limitation. The Plan also is intended to focus the interests of Participants on the key measures of the Company’s success and to reward such Participants for achieving such key measures of the Company’s success.

2.	Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Award” shall mean an award granted to an eligible Participant hereunder.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder, and any successor provisions thereto.

“Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company.

“Company” shall mean Aegion Corporation, a Delaware corporation.

“Compensation Committee” shall mean the Compensation Committee of the Board (or any successor committee), which committee shall consist solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

“Equity Plan” shall mean the Aegion Corporation 2013 Employee Equity Incentive Plan (and any amendments thereto) and any successor plan or plans of the Company (and any amendments thereto).

“Participant” shall mean any employee of the Company who receives an Award in accordance with Section 4 of this Plan.

“Performance Period” shall mean any period of at least one year designated as a Performance Period by the Compensation Committee.

“Plan” shall mean this Aegion Corporation 2016 Executive Performance Plan, as amended from time to time.

3.

Eligibility. The Participants in the Plan for any Performance Period shall be comprised of each employee of the Company who, at the time of grant of an Award for the applicable Performance Period, is either (i) an executive officer (as such term is defined under Rule 3b-7 of the Securities Exchange Act of 1934) of the Company; or (ii) a key employee of the Company that the Compensation Committee designates individually or by class as a Participant for such Performance Period. Notwithstanding the previous sentence, the Compensation Committee may exclude for any reason or for no stated reason an individual from participation in the Plan for a Performance Period.

4.	Awards.

(a)

Awards for a Performance Period are granted only by the Compensation Committee. For each Award, the Compensation Committee shall establish one or more objective performance goals in writing (i) not later than 90 days after the beginning of each Performance Period and (ii) at a time when the achievement of the performance goals is substantially uncertain.

(b)	The goals established by the Compensation Committee may include any of the following:

i.	sales, on a corporate, divisional or unit basis, including, without limitation: (A) gross sales; (B) net sales; (C) unit sales volume; and (D) aggregate product price;

ii.	share price, including, without limitation: (A) market price per share; and (B) share price appreciation;

iii.

earnings, on a corporate, divisional or unit basis, including, without limitation: (A) earnings per share, reflecting dilution of shares; (B) gross or pre-tax profits; (C) post-tax profits; (D) operating profit or net operating profit; (E) earnings net of or including dividends; (F) earnings net of or including the after-tax cost of capital; (G) earnings before (or after) interest and taxes (“EBIT”); (H) earnings per share from continuing operations, diluted or basic; (I) earnings before (or after) interest, taxes, depreciation and amortization (“EBITDA”); (J) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items; (K) operating earnings; (L) growth in earnings or growth in earnings per share; and (M) total earnings;

iv.

return on equity, on a corporate, divisional or unit basis, including, without limitation: (A) return on equity; (B) return on invested capital; (C) return or net return on assets; (D) return on net assets; (E) return on equity; (F) return on gross sales; (G) return on investment; (H) return on capital; (I) return on committed capital; (J) financial return ratios; (K) value of assets; and (L) change in assets;

v.	cash flow(s), on a corporate, divisional or unit basis, including, without limitation: (A) operating cash flow; (B) net cash flow; (C) free cash flow; and (D) cash flow on investment;

vi.	revenue, on a corporate, divisional or unit basis, including, without limitation: (A) gross or net revenue; and (B) changes in annual revenues;

vii.	margins, on a corporate, divisional or unit basis, including, without limitation: (A) adjusted pre-tax margin; and (B) operating margins;

viii.	income, on a corporate, divisional or unit basis, including, without limitation: (A) net income; (B) consolidated net income; and (C) pre-tax income;

ix.	economic value added;

x.

costs, on a corporate, divisional or unit basis, including, without limitation: (A) operating or administrative expenses; (B) operating expenses as a percentage of revenue; (C) expense or cost levels; (D) reduction of losses, loss ratios or expense ratios; (E) reduction in fixed costs; (F) expense reduction levels; (G) operating cost or expense management or maintenance cost/expense management; and (H) cost of capital;

xi.

financial ratings, on a corporate, divisional or unit basis, including, without limitation: (A) credit rating; (B) capital expenditures; (C) debt; (D) debt reduction; (E) working capital; (F) average invested capital; (G) days sales outstanding; and (H) attainment of balance sheet or income statement objectives;

xii.

market or category share, on a corporate, divisional or unit basis, including, without limitation: (A) market share; (B) volume; (C) unit sales volume; and (D) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

xiii.

stockholder return, including, without limitation: (A) total stockholder return; (B) stockholder return based on growth measures or the attainment of a specified share price for a specified period of time; and (C) dividends;

xiv.	backlog, bookings, orders or the acquisition of work;

xv.

objective nonfinancial performance criteria on a corporate, divisional or unit basis, including, without limitation: (A) attainment of strategic and business goals; (B) regulatory compliance; (C) productivity and productivity improvements; (D) inventory turnover, average inventory turnover or inventory controls; (E) net asset turnover; (F) customer satisfaction based on specified objective goals or company-sponsored customer surveys; (G) business development; (H) objectively identified project milestones; (I) production volume levels; (J) employee satisfaction based on specified objective goals or company-sponsored employee surveys; (K) objective employee diversity goals; (L) employee turnover; (M) employee productivity; (N) specified objective environmental goals; (O) specified objective social goals; (P) specified objective goals in corporate ethics and integrity; (Q) specified objective safety goals; (R) specified objective business integration goals; (S) product diversification; (T) accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; and (U) specified objective business expansion goals or goals relating to acquisitions or divestitures; and

xvi.	succession plan development and implementation.

(c)

Any of the above performance goals may be determined on an absolute or relative basis or, if applicable, in comparison to the performance of a published index selected by the Compensation Committee, and any of the above business criteria may be applied with respect to the performance of the Company as a whole, or of any of its subsidiaries, operating divisions or business units. More than one performance goal may apply to an Award, and the Award may be paid if only one of the goals related to the Award is achieved for the Performance Period. The Compensation Committee will specifically define the details of each performance goal in connection with the grant of an Award. The specifics of each performance goal shall be sufficiently detailed and objective so that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant pursuant to the Award formula.

(d)

The Compensation Committee shall also establish the amount payable to a Participant with respect to an Award, based upon the levels at which the applicable performance goal is achieved over the Performance Period. The payment of any Award shall be subject solely to achievement of the applicable performance goal. Anything in the Plan or an Award to the contrary notwithstanding, the Compensation Committee may, in its discretion, reduce the amount of any Award based on such criteria as it shall determine.

(e)

Awards shall be paid as soon as practical after the Compensation Committee has certified (i) that the performance goals for the Performance Period have been achieved and (ii) the amount payable based upon the achievement of the goals.

(f)

The Compensation Committee shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)

The maximum aggregate amount of compensation that may be paid to a Participant in any calendar year pursuant to one or more Awards under this Plan shall not exceed the Maximum Amount for such calendar year. For this purpose, the Maximum Amount for a calendar year shall be $10,000,000 for the 2016 calendar year, and, for each succeeding calendar year, 110% of the Maximum Amount for the immediately preceding year; and compensation shall be treated as paid when such compensation would be allowable as a deduction under Chapter 1 of the Code, (without regard to Section 162(m) of such Code).

5.

Form of Payment. The Compensation Committee may elect to settle an Award through a cash payment or in the form of an equity grant (other than a stock option or stock appreciation right) under the Equity Plan. Participants shall have no right to elect the form of payment of an Award.

6.

Time of Payment. An Award for a Performance Period normally shall be paid as soon as administratively feasible after the Compensation Committee certifies in writing that the performance goals applicable to such Award were met and in any event no later than March 15 of the calendar year following the calendar year to which such written certification relates. However, a Participant may elect to defer receipt of such a payment in accordance with the terms of the Aegion Corporation Senior Management Voluntary Deferred Compensation Plan, provided that such deferral complies in all respects with the requirements of Section 409A of the Code.

7.     Other Conditions.

(a)	No person shall have any claim to an Award under the Plan. There is no obligation of uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

(b)	Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Company or an affiliate.

(c)

The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any Federal, state or local income or wage withholding taxes required by law to be withheld with respect to such payment.

(d)	Any Award granted hereunder shall be subject to any and all applicable claw back policies of the Company as in effect from time to time.

8.     Plan Administration.

(a)

The Compensation Committee shall have full discretionary power to administer and interpret the Plan (including but not limited to the right to enforce the claw back provision contained in Section 7(d) above in appropriate instances in its sole discretion) and to establish rules for its administration. In making any determinations under or referred to in the Plan, the Compensation Committee shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants and other professional or expert persons.

(b)	The Plan shall be governed by the laws of the State of Missouri applicable to contracts fully executed and performed in such State and applicable Federal law.

9.	Modification or Termination of the Plan. The Board may modify or terminate the Plan at any time, effective at such date as the Board may determine.

10.

Stockholder Approval. This Plan shall be subject to approval by the affirmative vote of a majority of the shares of Common Stock cast in a separate vote of the stockholders of the Company at the 2016 Annual Meeting of Stockholders, and such stockholder approval shall be a condition to the right of a Participant to receive payment in respect of any Award hereunder.

APPENDIX C

Aegion Corporation

2016 Non-Employee Director Equity Plan

1.

Purpose and Nature of Plan. The purpose of this 2016 Non-Employee Director Equity Plan (the “Plan”) of Aegion Corporation (the “Company”) is to increase the ownership interest in the Company of each of the Company’s non-employee directors, whose services are considered essential to the Company’s continued progress, to provide an opportunity for non-employee directors to defer some or all of cash fees paid to them for service as a director, and to provide a further incentive to attract and retain qualified individuals to serve on the Board of Directors (the “Board”) of the Company.

2.

Administration. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have exclusive authority to interpret and administer the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to take all steps and make all determinations necessary or advisable for the administration of the Plan. The determination of the Board in the administration of the Plan shall be conclusive and binding upon all persons, including without limitation the Company, its stockholders and persons granted Stock Units (as defined in Section 7 below) under the Plan. The officers of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan.

3.

Participants. Directors of the Company who are not current employees of the Company (or any affiliate of the Company) during a calendar year shall be eligible to participate in awards made pursuant to the Plan with respect to such calendar year (“Eligible Directors”).

4.

Shares Subject to the Plan. Subject to adjustment as provided in Section 8 (relating to adjustment for changes in capital stock), the total number of shares that shall be reserved and available for issuance in connection with awards under this Plan shall be the sum of: (a) any shares of the Company’s Class A common shares, $0.01 par value (“Common Stock”) that are available for issuance immediately prior to the Effective Date under the Aegion Corporation 2011 Non-Employee Director Equity Plan (the “Prior Plan”); and (b) One Hundred Forty Thousand (140,000) additional shares of Common Stock, subject to approval by the holders of a majority of the outstanding voting stock of the Company. The shares of Common Stock issued under the Plan may be made available from authorized but unissued shares or from shares re-acquired by the Company, including shares purchased in the open market or in private transactions. If any Stock Unit granted under the Plan shall be forfeited or cancelled for any reason, the shares subject to, but not delivered under, such Stock Unit may again become available for the grant of other Stock Units under the Plan. Shares underlying Stock Units that are settled in cash shall be added back to the number of shares that shall be available for subsequent issuance under the Plan.

After effectiveness of this Plan, all shares of Common Stock of the Company otherwise available for awards under the Prior Plan (but not subject to outstanding awards thereunder) at such time shall be unavailable for issuance under the Prior Plan but rather shall be issued under this Plan in accordance with the provisions hereof. In addition, all shares of Common Stock underlying expired, terminated, canceled or forfeited awards under the Prior Plan that would have been added back under the provisions of the Prior Plan upon the expiration, termination, cancellation or forfeiture of such award shall also be unavailable for issuance under the Prior Plan upon the expiration, termination, cancellation or forfeiture of such award and shall instead be available for issuance under this Plan in accordance with the provisions hereof.

5.

Awards of Benefits. The Board may, in its sole discretion, grant awards in accordance with the Plan to Eligible Directors, and establish the timing, pricing, amount and other terms and conditions of such awards, which need not be uniform with respect to the various Eligible Directors or with respect to different awards to the same Eligible Director.

6.

Maximum Individual Award per Calendar Year. The aggregate value of the awards granted pursuant to this Plan to any individual Eligible Director other than the Chairman of the Board in any calendar year may not exceed $250,000. The aggregate value of the awards granted pursuant to this Plan to the Chairman of the Board in any calendar year may not exceed $350,000. For purposes of this Section 6, the aggregate value of the awards granted to any individual Eligible Director for any calendar year shall be the grant date fair value of all Stocks Units (as defined in Section 7(a) below) granted to such Eligible Director for such year, using the assumptions and methods that are consistent in all material respects with the assumptions and methods expected to be used at the time of grant to disclose such grants in the Company’s proxy statement for the year to which such grants relate. The limits in this Section 6 shall not apply to Stock Units awarded pursuant to Section 7(b).

7.	Types of Awards. Stock Units, as described below, may be granted or elected in lieu of cash fees.

(a)

Stock Unit Grants. A Stock Unit represents the right to receive a share of Common Stock from the Company at a designated time in the future. The Stock Units shall be subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Board in its sole discretion; provided, however, that in no case shall the shares underlying the Stock Units be issuable to the Eligible Director prior to the third anniversary of the date of grant (except in the case of: (i) death or retirement of an Eligible Director, in which case the shares underlying the Stock Units may be issuable sooner; or (ii) Stock Units received in lieu of cash, as further set forth below). The Eligible Director generally does not have the rights of a stockholder until receipt of the shares underlying the Stock Unit awards. The Board may, in its discretion, provide for payments in cash, or adjustments in the number of shares subject to the Stock Units, equivalent to the dividends that an Eligible Director would have received if the Eligible Director had been the owner of the underlying shares instead of the Stock Units.

(b)

Elective Stock Units. The Board may permit an Eligible Director to elect to receive Stock Units in lieu of some or all of the Eligible Director’s cash retainer or other cash fees (“Cash Fees”) payable for service on the Board. In the event that an Eligible Director is permitted to elect to receive Stock Units in lieu of Cash Fees, the election to defer Cash Fees must be made before the beginning of the calendar year during which the services are performed for which such Cash Fees are paid. The election shall be irrevocable for the calendar year. For Stock Units elected to be received in lieu of Cash Fees, the shares underlying the Stock Units shall be eligible for issuance to the Eligible Director upon the first anniversary of the date of grant (or such later date as shall be specified by the Eligible Director in the deferral election). The number of Stock Units to be received in lieu of a Cash Fee shall be determined by dividing the value of the Cash Fees deferred by the fair market value of a share of Common Stock on the date the Cash Fee being deferred would otherwise have been paid to the Eligible Director (with any partial share value being paid in cash on that scheduled payment date), and the grant date of the resulting Stock Units shall be the date the Cash Fees would otherwise have been paid to the Eligible Director.

(c)

Settlement of Stock Units. In accordance with the applicable Stock Unit agreement and the deferral election form approved by the Board, an Eligible Director shall be permitted to elect the time and form of settlement of the Stock Units (an “Initial Settlement Election”) in connection with the grant of Stock Units (i) in accordance with Section 7(a) and (ii) as a result of the deferral of Cash Fees in accordance with Section 7(b), and a separate Initial Settlement Election may be made for Stock Units awarded in a given year under each such section. If no Initial Settlement Election is made with respect to the grant of Stock Units, such Stock Units will be settled promptly following the Eligible Director’s retirement from the Board. In addition, in accordance with the applicable Stock Unit agreement and the re-deferral election form approved by the Board, an Eligible Director shall be permitted to make a re-deferral election (a “Re-Deferral Election”) with respect to previously awarded Stock Units, subject to the following limitations, which shall be construed in a manner consistent with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”): (1) the Re-Deferral Election must made at least 12 months before the originally scheduled distribution date; (2) the distribution date specified in the Re-Deferral Election must be at least five years later than the originally scheduled distribution date; and (3) the Re-Deferral Election must not take effect for at least 12 months after the Re-Deferral Election is made. If a Re-Deferral Election fails in form or operation to comply with the conditions in the previous sentence, the Initial Settlement Election (or default settlement rule, if applicable) will continue to apply or be automatically reinstated as of the date of non-compliance. Notwithstanding the above, in no event may an Initial Settlement Election or a Re-Deferral Election result in a settlement of Stock Units later than the fifteenth anniversary of the Eligible Director’s retirement from the Board. For purposes of this Section 7(c), a settlement shall be deemed timely if it is made on a date selected by the Company which is no later than the later of (i) the end of the calendar year in which the specified or required date occurs and (ii) the fifteenth day of the third calendar month following such specified or required date. For purposes of Section 409A compliance, (i) all settlements of the Stock Units subject to an Initial Settlement Election or a Re-Deferral Election shall be treated as a single payment, and (ii) the phrase “retirement” from the Board means a separation from service from the Board with the meaning of Section 409A.

8.     Adjustment Provisions. If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares of Common Stock reserved for issuance under the Plan shall be appropriately adjusted, and the number of shares of Common Stock covered by each outstanding Stock Unit shall be appropriately adjusted so that the aggregate value of each Stock Unit shall not be changed. Written Stock Unit agreements may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from the Company’s reorganization, recapitalization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

9.     No Right to Continue as a Director; No Stockholder Rights. Neither the Plan, nor the granting of a Stock Unit, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Eligible Director has a right to continue as an Eligible Director for any period of time, or at any particular rate of compensation. No Eligible Director shall have rights as a stockholder with respect to shares of Common Stock covered by Stock Units granted hereunder until the date of the issuance of a stock certificate therefor.

10.     Amendment. The Board may revise or amend the Plan in any respect whatsoever; provided, that, without approval of the stockholders of the Company, no revision or amendment shall (i) change the selection or eligibility requirements under the Plan, (ii) increase the number of shares of Common Stock that may be issued under the Plan or (iii) increase the amount or type of benefits that may be granted under the Plan. No action authorized by this Section 10 shall reduce the amount of any existing Stock Unit or change the terms and conditions thereof without the holder’s consent. Without the prior approval of the Company’s stockholders, the Company will not effect a “repricing” (as defined below) of any Stock Units granted under the terms of this Plan. For purposes of the immediately preceding sentence, a “repricing” shall be deemed to mean an action that is treated as a repricing under generally accepted accounting principles. To the extent that any Stock Units which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the sole discretion of the Board, and to the extent that any such Stock Units would so qualify within the terms of the Plan, the Board shall have full and complete authority to grant Stock Units that so qualify (including the authority to grant, simultaneously or otherwise, Stock Units which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Units under the Plan.

12.     Rules of Construction; Compliance with 409A. The terms of this Plan, and any agreement containing the terms and conditions of an award made pursuant to this Plan, shall be interpreted: first, in a manner that causes the award to comply with Section 409A; and secondly, in accordance with the laws of the State of Delaware.

13.     Effective Date, Duration, Suspension and Termination of the Plan. The Plan became effective the day immediately following approval of the Plan by the stockholders of the Company at the 2016 Annual Meeting of Stockholders (the “Effective Date”). The period during which Stock Unit grants shall be made under the Plan shall terminate on the day following the tenth anniversary of the 2016 Annual Meeting of Stockholders (unless the Plan is extended or terminated at an earlier date by stockholders); provided, (i) such termination shall not affect the terms of any then outstanding Stock Unit and (ii) the terms and conditions applicable to any a Stock Unit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the holder. The Board may suspend or terminate the Plan at any time and for any reason.

AEGION CORPORATION
17988 EDISON AVENUE
CHESTERFIELD, MO 63005

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
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02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Stephen P. Cortinovis 02 Christopher B. Curtis 03 Stephanie A. Cuskley 04 Walter J. Galvin 05 Charles R. Gordon
06 Juanita H. Hinshaw 07 M. Richard Smith 08 Alfred L. Woods 09 Phillip D. Wright

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

NOTE: This proxy may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting or any adjournment or adjournments thereof. Should a nominee be unable to serve, this proxy may be voted for a substitute selected by the Board of Directors.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
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0000268728_1 R1.0.1.25

ANNUAL MEETING OF STOCKHOLDERS

AEGION CORPORATION

APRIL 20, 2016

PROXY VOTING INSTRUCTIONS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

AEGION CORPORATION
Annual Meeting of Stockholders
April 20, 2016 8:30 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned having received the notice of the 2016 Annual Meeting of Stockholders of Aegion Corporation (the "Company") and the proxy statement, appoints David F. Morris and Kent W. Bartholomew, and each of them acting individually, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all the shares of the Company's Class A common stock, $.01 par value, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment or adjournments thereof, and the undersigned directs this proxy be voted as specified on the reverse side.

If no direction is made, the proxy will be voted: (a) "FOR" all of the Company's director nominees in Proposal 1, (b) "FOR" Proposal 2, (c) "FOR" Proposal 3, (d) "FOR" Proposal 4, (e) "FOR" Proposal 5 and (f) "FOR" Proposal 6. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.

YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE TODAY.

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000268728_2 R1.0.1.25